UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MANNING & NAPIER FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

September 18, 2007

MANNING & NAPIER FUND, INC.

Shareholder Proxy

Your vote is important!

Please read and respond today.

See inside for information about

Proposals that affect your

Manning & Napier Fund, Inc.

investments.

MANNING & NAPIER FUND, INC.

Core Bond Series

Core Plus Bond Series

Diversified Tax Exempt Series

Equity Series

Financial Services Series

International Series

Life Sciences Series

New York Tax Exempt Series

Ohio Tax Exempt Series

Overseas Series

Pro-Blend Conservative Term Series

Pro-Blend Extended Term Series

Pro-Blend Maximum Term Series

Pro-Blend Moderate Term Series

Small Cap Series

Tax Managed Series

Technology Series

World Opportunities Series

290 WOODCLIFF DRIVE

FAIRPORT, NEW YORK 14450

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

NOVEMBER 12, 2007

Notice is hereby given that a meeting of shareholders (the “Meeting”) of Manning & Napier Fund, Inc. (the “Fund”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, beginning at 10:00 a.m. (Eastern Time).

The purpose of the Meeting is to consider the Proposals set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are as follows:

Proposal No:	Description of the Proposal	Series Solicited
1	To elect members of the Board of Directors of the Fund.	All Series

2	To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	All Series
3	To eliminate, reclassify or amend certain fundamental investment policies and restrictions.	All Series
4	To transact such other business as may properly come before the Meeting.	All Series

The attached Proxy Statement provides additional information about the Meeting. Shareholders of record of the Fund as of the close of business on August 31, 2007 are entitled to vote at the Meeting and any adjournments(s) thereof. Each share of the Fund is entitled to one vote, and a proportionate fractional vote for each fractional share, with respect to each proposal.

Whether or not you plan to attend the Meeting in person, please vote your shares. To vote by mail please complete, date, and sign the enclosed proxy card(s) and return it in the self-addressed, postage-paid envelope. If you return the proxy card(s) by mail and no instructions are marked on the proxy card(s), the proxy will vote your shares FOR the proposals described in the attached Proxy Statement and in the discretion of the person named as proxy in connection with any other matter that may properly come before the Meeting. If you have returned a proxy card(s) and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy. You may also vote by telephone or Internet, as follows:

To vote by telephone:	To vote by Internet
(1) Read the Proxy Statement and have your proxy card at hand.	(1) Read the Proxy Statement and have your proxy card at hand.
(2) Call the toll-free number that appears on your proxy card(s).	(2) Go to the Internet address that appears on your proxy card(s).
(3) Follow the simple instructions.	(3) Follow the simple instructions.

We encourage you to vote by telephone or Internet using the control number that appears on the enclosed proxy card(s). Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

If the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitations of proxies.

PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT. WE ENCOURAGE YOU TO SUPPORT THE BOARD OF DIRECTORS’ RECOMMENDATIONS AND VOTE FOR ALL PROPOSALS.

By order of the Board of Directors,

/s/ Jodi L. Hedberg
Jodi L. Hedberg
Secretary
September 18, 2007

MANNING & NAPIER FUND, INC.

Core Bond Series

Core Plus Bond Series

Diversified Tax Exempt Series

Equity Series

Financial Services Series

International Series

Life Sciences Series

New York Tax Exempt Series

Ohio Tax Exempt Series

Overseas Series

Pro-Blend Conservative Term Series

Pro-Blend Extended Term Series

Pro-Blend Maximum Term Series

Pro-Blend Moderate Term Series

Small Cap Series

Tax Managed Series

Technology Series

World Opportunities Series

SPECIAL MEETING OF SHAREHOLDERS

To be held on Monday, November 12, 2007

PROXY STATEMENT

GENERAL

This document is a proxy statement (the “Proxy Statement”). This Proxy Statement and enclosed proxy card(s) are being furnished to shareholders of each of the Core Bond Series, Core Plus Bond Series, Diversified Tax Exempt Series, Equity Series, Financial Services Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Small Cap Series, Tax Managed Series, Technology Series, and World Opportunities Series (each, a “Series”) of the Manning & Napier Fund, Inc. (the “Fund”).

The Board of Directors (the “Board”) of the Fund, is soliciting proxies from shareholders on behalf of each Series, for use at the Meeting of Shareholders, to be held at 290 Woodcliff Drive, Fairport, New York 14450, at 10:00 a.m. Eastern Time, on Monday, November 12, 2007, and at any and all adjournments thereof (the “Meeting”).

The Board has fixed the close of business on August 31, 2007, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting (the “Record Date”). You are entitled to vote at the Meeting and any adjournment(s) with respect to a Series if you owned shares of that Series at the close of business on the Record Date.

This Proxy Statement, the Notice of Meeting and the proxy card(s) are first being mailed to shareholders on or about September 27, 2007.

At a Board meeting held on August 30, 2007, the Board unanimously approved and recommended that you vote FOR all the Proposals.

It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety to help you decide how to vote on the Proposals.

The following proposals will be considered and acted upon at the Meeting:

Proposal No.	Proposal	Series Solicited	Page
1	To elect members of the Board of Directors of the Fund.	All Series voting together	9
2	To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and the Fund.	All Series voting separately	15
3	To eliminate, reclassify or amend certain fundamental investment policies or restrictions.	All Series voting separately	27
4	To transact such other business as may properly come before the Meeting.		54

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a fund’s “fundamental” investment policies may only be changed with shareholder approval.

Proposal 2 will be implemented only if it is approved by shareholders of all of the Series. If an item under Proposal 3 is approved by shareholders of one of the Series and disapproved by shareholders of another Series, the proposed item will be implemented for the Series that approved the proposed item and will not be implemented for any Series that did not approve the proposed item.

Certain separate account clients of Manning & Napier Advisors, Inc. (the “Advisor”), the investment advisor to the Fund, have delegated proxy voting responsibility to the Advisor pursuant to the terms of their investment advisory agreements with the Advisor. Accordingly, the Advisor has the authority to vote on behalf of these separate account clients the shares held by these clients in the various Series of the Fund. The Advisor will vote any shares of the Fund over which it has voting authority consistent with its proxy voting policies and procedures.

Pursuant to its procedures, the Advisor has established a Proxy Policy Committee (the “Proxy Committee”) for the purpose of reviewing and resolving any apparent or potential conflicts of interest. At its meetings, the Proxy Committee determined, after reviewing all relevant information, that there are no material conflicts of interest that arise with respect to the Advisor voting on each of the Proposals described in this Proxy Statement. In reaching its conclusion, the Proxy Committee considered a number of factors. A summary of the materials factors considered by the Proxy Committee in connection with its determination that each Proposal does not raise any material conflicts of interest is set forth below.

Proposal 1. The Proxy Committee considered the fact that three of the Nominees are considered Independent Directors under the 1940 Act and have no material relationship to the Advisor. The Proxy Committee took into account that the three Nominees for Independent Directors supported the nomination of Mr. Auspitz, an employee of the Advisor, as the Nominee for Interested Director. The Proxy Committee further considered the fact that each of the Nominees currently serves as a Director of the Fund and has brought, and is expected to continue to bring, a wide range of expertise to the Board.

Proposal 2. The Proxy Committee considered the Board’s considerations and conclusions with respect to approving the new investment advisory agreement between the Fund and the Advisor. The Proxy Committee considered that the purpose of entering into the new investment advisory agreement was to (i) address and memorialize certain standard practices and regulatory requirements of mutual funds and their investment advisors; (ii) further delineate the duties and obligations of the Fund and the Advisor; (iii) modernize the agreement to reflect current industry practice and applicable law; and (iv) generally improve the overall quality of the agreement. The Proxy Committee took into account the fact that the new investment advisory agreement does not alter the actual day-to-day investment management services provided by the Advisor to each Series of the Fund, and the investment advisory fee rate paid to the Advisor under the new investment advisory agreement for a Series is the same as the fee rate paid by the Series under the current investment advisory agreement.

Proposal 3. The Proxy Committee considered the Board’s rationale for approving the elimination, reclassification or amending of each of the fundamental investment policies or restrictions set forth in the Proposal. The Proxy Committee also considered that fact that many of the Series’ current fundamental policies are no longer required and certain of the Series’ fundamental policies are outdated and may prevent the Series from investing in new types of instruments. The Proxy Committee took into account the fact that the revisions to the policies were designed to simplify and modernize the Series’ investment policies, and the Board’s belief that the proposed changes would enhance the Advisor’s ability to manage the Series’ investment portfolios and that each of the changes was in the best interest of shareholders.

As of August 31, 2007, the Advisor was believed to possess voting power with respect to 156,422,874.012 (49.98%) of the outstanding shares of the Fund. The table below provides a listing of the breakdown of outstanding shares for each Series within the Fund that the Advisor was believed to possess voting power.

Name of Series	Number of Shares	Percentage of the Series
Core Bond Series	3,414,045.304	72.74%
Core Plus Bond Series	24,232,865.045	94.64%
Diversified Tax Exempt Series	19,619,196.930	99.89%
Equity Series	–	0.00%
Financial Services Series	10,865,237.394	91.83%
International Series	20,611,224.609	86.54%
Life Sciences Series	20,125,338.298	86.47%
New York Tax Exempt Series	9,838,415.342	97.80%
Ohio Tax Exempt Series	2,343,308.747	99.99%
Overseas Series	–	0.00%
Pro-Blend Conservative Term Series	–	0.00%
Pro-Blend Extended Term Series	–	0.00%
Pro-Blend Maximum Term Series	–	0.00%
Pro-Blend Moderate Term Series	–	0.00%
Small Cap Series	10,268,146.838	69.10%
Tax Managed Series	–	0.00%
Technology Series	15,611,088.033	89.44%
World Opportunities Series	19,494,007.472	36.03%

This Proxy Statement should be kept for future reference. The most recent Annual Reports, including financial statements, for the fiscal year ended October 31, 2006 for Equity Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series and Tax Managed Series, and for the fiscal year ended December 31, 2006 for Core Bond Series, Core Plus Bond Series, Diversified Tax Exempt Series, Financial Services Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Small Cap Series, Technology Series and World Opportunities Series, have been mailed previously to shareholders. If you would like to receive an additional copy of the Annual Report or the most recent Semi-Annual Report free of charge, visit the Funds’ web site at www.manningnapieradvisors.com or call the Manning & Napier Fund Services Department at 800-466-3863. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT

DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” EACH OF THE PROPOSALS.

PROPOSAL 1

ELECTION OF DIRECTORS

It is proposed that B. Reuben Auspitz, Stephen B. Ashley, Peter L. Faber and Harris H. Rusitzky (each, a “Nominee” and collectively, the “Nominees”) be elected at the Meeting to serve as Directors of the Fund. All of the Nominees currently serve on the Board.

Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Director if elected. The Board of Directors does not know of any reason why any Nominee would be unable or unwilling to serve as a Director, but if any Nominee should become unable to serve prior to the Meeting, the proxy holders reserve the right to vote for another person of their choice as Nominee or Nominees.

A Director who is an interested person, as defined in the 1940 Act is referred to in this Proxy Statement as an “Interested Director.” Directors who are not interested persons of the Fund are referred to in this Proxy Statement as “Independent Directors.”

INFORMATION ABOUT THE NOMINEES

The tables below show basic information about the Nominees. For purposes of their duties as Directors, the address of each individual listed below is 290 Woodcliff Drive, Fairport, New York 14450.

Listed below are each Nominee’s name and age, as well as its proposed position(s) with the Fund.

Nominee for Interested Director

Name and Age	Positions held with the Fund	Term of Office** and Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held By Nominee
B. Reuben Auspitz, 60*	Principal Executive Officer, President, Chairman and Director	Director since 1984, Principal Executive Officer since 2002, President since 2004, Vice President 1984-2003	Executive Vice President; Co-Executive Director: Executive Group Member; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member	21	N/A

*

Mr. Auspitz is an “interested person” of the Fund as defined in the 1940 Act by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as Executive Vice President & Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc. In addition to his positions with the investment advisor and distributor, Mr. Auspitz also owns stock in Manning & Napier Advisors, Inc. and its affiliates.

**	Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until a successor is duly elected or qualified.

Nominees for Independent Directors

Name and Age	Positions held with the Fund	Term of Office* and Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held By Director or Nominee
Stephen B. Ashley, 66	Director, Audit Committee Member, Governance & Nominating Committee Member	Since 1996	Chairman, Director, President & Chief Executive Officer – The Ashley Group (property management and investment) Director & Chairman (non executive) – Fannie Mae	21	Genesee Corporation, The Ashley Group, Fannie Mae

Peter L. Faber, 69	Director, Governance & Nominating Committee Member	Since 1987	Senior Counsel since 2006 and Partner, 1995- 2006 – McDermott, Will & Emery LLP (law firm)	21	Partnership for New York City, Inc. (non- profit), New York Collegium (non-profit), Boston Early Music Festival (non-profit)

Harris H. Rusitzky, 72	Director, Audit Committee Member, Governance & Nominating Committee Member	Since 1985	President – The Greening Group (business consultants), Partner – The Restaurant Group (restaurants)	21	N/A

*	Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until a successor is duly elected or qualified.

The table below shows the number of shares of each Series beneficially owned by each Nominee as of July 31, 2007. Unless otherwise noted, each Nominee owns less than 1% of the outstanding shares of each Series.

Interested Director

Name of Nominee	Dollar range of Equity Securities in a Series	Aggregate Dollar Range of Equity Securities in All Series to be Overseen by Nominee in Family of Investment Companies
B. Reuben Auspitz	Equity Series - Over $100,000 Overseas Series - Over $100,000	Over $	100,000

Independent Directors

Name of Nominee	Dollar range of Equity Securities in a Series	Aggregate Dollar Range of Equity Securities in All Series to be Overseen by Nominee in Family of Investment Companies
Stephen B. Ashley	Pro-Blend Extended Term Series – Over $100,000	Over $	100,000

Peter L. Faber	Core Plus Bond Series – between $10,001 and $50,000 Financial Services Series – Over $100,000 International Series - Over $100,000 Life Sciences Series - Over $100,000 New York Tax Exempt Series – Over $100,000 Pro-Blend Conservative Term Series – Over $100,000 Pro-Blend Moderate Term Series – Over $100,000 Small Cap Series – Over $100,000 Technology Series - Over $100,000 World Opportunities Series – Over $100,000	Over $	100,000

Harris H. Rusitzky	Financial Services Series – between $10,001 and $50,000 International Series - Over $100,000 Life Sciences Series - Over $100,000 New York Tax Exempt Series – Over $100,000 Small Cap Series – between $50,001 and $100,000 Technology Series – between $50,001 and $100,000 World Opportunities Series – between $50,001 and $100,000	Over $	100,000

BOARD OF DIRECTORS’ ACTIVITIES, COMPENSATION, MEETINGS AND COMMITTEES

During each Series’ most recent full fiscal year, the Board of Directors met four times on behalf of the Fund. In each such fiscal year, each Director attended all meetings. Mr. Faber attended one of the in-person Board meetings via conference call. The Fund does not have a policy with respect to the Directors’ attendance at meetings, but as a matter of practice, all of the Directors attend Fund Board meetings (in person or by telephone) to the extent possible.

The Fund has an Audit Committee, which is composed of Mr. Ashley and Mr. Rusitzky. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee met two times during each Series’ most recent full fiscal year. In each such year, each member attended all of the meetings.

The Fund has a Governance and Nominating Committee, which is composed of all of the Independent Directors, and meets at least annually or more frequently as deemed appropriate by the Committee. The Governance and Nominating Committee met one time during each Series’ most recent full fiscal year. The Committee’s purpose is to evaluate, elect and nominate the Independent Directors and review the performance of all Board members.

The Governance and Nominating Committee has adopted a charter, a copy of which is attached hereto as Appendix A. The Committee evaluates candidates’ qualifications for Board membership and the independence of such candidates from the investment advisor and other principal service providers for the Fund.

The Committee reviews shareholder recommendations for nominations to fill vacancies on the Board if a shareholder or a group of shareholders (the “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least 5% of the Fund’s common stock for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a director to the Committee for consideration at a shareholder meeting. The Nominating Shareholder must submit any recommendation in writing to the Fund, to the attention of the Secretary at 290 Woodcliff Drive, Fairport, New York 14450. The Committee has not established specific, minimum qualifications that must be met before candidates may be considered for Board membership. The Committee may take into account a wide variety of criteria in considering potential nominees for the Board, including, but not limited to: (i) the nominee’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the nominee’s ability to qualify as an Independent Director for purposes of the 1940 Act; and (viii) such other criteria as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

The Fund does not have a standing compensation committee or any committee performing similar functions.

COMPENSATION OF DIRECTORS, OFFICERS, AND OTHERS. The Interested Director and officers of the Fund do not receive compensation from the Fund, except that a portion of the Fund’s Chief Compliance Officer’s salary is paid by the Fund. Each Independent Director receives an annual fee of $5,000. In addition to the annual fee, each Independent Director receives $425 per Board meeting attended for each active Series of the Fund, plus $500 per meeting fee for membership on each committee.

The chart below provides information about the total compensation accrued and payable to the Independent Directors and the Fund’s Chief Compliance Officer by the Fund and the Fund Complex for the Fund’s most recently completed fiscal year, December 31, 2006. The Fund is the only investment company in the Fund Complex.

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex
Stephen B. Ashley, Director	$37,600	N/A	N/A	$37,600
Peter L. Faber, Director	$36,600	N/A	N/A	$36,600
Harris H. Rusitzky, Director	$37,600	N/A	N/A	$37,600
Jodi L. Hedberg, Corporate Secretary, Chief Compliance Officer	$83,350	N/A	N/A	$83,350

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT

DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF

EACH OF THE SERIES VOTE “FOR” THE NOMINEES.

PROPOSAL 2

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN MANNING & NAPIER ADVISORS, INC. AND MANNING & NAPIER FUND, INC.

Introduction. Manning & Napier Advisors, Inc. (the “Advisor”) currently serves as the investment advisor to the Fund pursuant to an investment advisory agreement between the Fund and the Advisor, dated April 30, 1993, as amended (the “Current Investment Advisory Agreement”). The Board of Directors of the Fund approved the continuance of the Current Investment Advisory Agreement for an additional one year period at its November 16, 2006 Board meeting. The Current Investment Advisory Agreement was last submitted to a vote of shareholders of the Fund on July 2, 1993 for the purpose of approving the Investment Advisory Agreement, dated April 30, 1993, between the Fund and the Advisor. The Advisor has been the investment advisor to the Fund for approximately 21 years.

In response to recent regulatory and compliance initiatives promulgated by the Securities and Exchange Commission (SEC) over the past few years, the Fund’s Board of Directors has determined that the Current Investment Advisory Agreement should be amended for the purpose of modernizing the form of the agreement and to include additional provisions in the agreement that are customarily included in investment advisory agreements between registered investment companies and their investment advisors, but which are not included in the Current Investment Advisory Agreement. Accordingly, at the Board of Directors meeting on August 30, 2007, the Board considered the approval of a new investment advisory agreement between the Fund and the Advisor (the “New Investment Advisory Agreement”). Based on the information it received at the meeting and prior Board meetings, the Board of Directors, including a majority of the Independent Directors, considered and approved the New Investment Advisory Agreement (which is attached hereto as Appendix B), subject to its further approval by the Fund’s shareholders. After careful consideration, the Directors unanimously recommend that you vote “FOR” the Proposal. Please see “Board Consideration Regarding the New Investment Advisory Agreement” for a discussion of the Board’s considerations in making its recommendation.

Description of the Material Terms of the New Investment Advisory Agreement. The description of the New Investment Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Appendix B.

Investment Advisory Services. The Advisor is responsible for providing the following investment advisory services to each Series of the Fund under the New Investment Advisory Agreement: (i) deciding what securities and other assets shall be purchased or sold by each Series and when; (ii) arranging for the purchase and the sale of securities and other assets held in each Series by placing purchase and sale orders for the Series with brokers or dealers selected by the Advisor; (iii) in its selection of brokers or dealers and the placing of orders, seeking the best overall terms available under the circumstances; (iv) to the extent the Advisor aggregates purchase or sale orders for a Series with those of other clients of the Advisor, the Advisor is responsible for allocating the securities so purchased or sold, as well as the transaction costs, in a manner that the Advisor reasonably considers equitable and consistent with its fiduciary duty; and (v) administering the affairs of the Fund, including being responsible for overseeing the Fund’s insurance relationships, preparing (or assisting counsel or auditors in preparing) for the Fund all required filings with the SEC and other government agencies, preparing for the Fund all documents necessary to register or maintain the registration of the Fund’s shares under the securities or “blue sky” laws of the various states, and responding to all shareholder inquiries directed to the Advisor. In performing its investment advisory services to a Series, the Advisor exercises full discretion and acts for the Series in the same manner and with the same force and effect as the Series itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. All services provided by the Advisor under the New Investment Advisory Agreement are required to be performed in accordance with the Fund’s registration statement, any policies and determinations of the Fund’s Board of Directors, the Fund’s governing documents and the requirements of the 1940 Act and other applicable laws, including, without limitation, the Internal Revenue Code and the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Compensation. Under the New Investment Advisory Agreement, the Advisor receives a management fee based on a certain percentage of each Series’ average daily net assets, as provided in the table below. There are no differences in the management fees under the Current Investment Advisory Agreement and the New Investment Advisory Agreement.

Name of Series	Annual Fee Rate
Core Bond Series	0.60%
Core Plus Bond Series	0.70%
Diversified Tax Exempt Series	0.50%
Equity Series	1.00%
Financial Services Series	1.00%
International Series	1.00%
Life Sciences Series	1.00%
New York Tax Exempt Series	0.50%
Ohio Tax Exempt Series	0.50%
Overseas Series	0.70%
Pro-Blend Conservative Term Series	0.80%
Pro-Blend Extended Term Series	1.00%
Pro-Blend Maximum Term Series	1.00%
Pro-Blend Moderate Term Series	1.00%
Small Cap Series	1.00%
Tax Managed Series	1.00%
Technology Series	1.00%
World Opportunities Series	1.00%

The New Investment Advisory Agreement provides that the method for determining the net asset value of a Series for purposes of determining the compensation due under the Agreement shall be the same as the method for determining the net asset value of the Series for purposes of establishing the offering and redemption prices of the Series shares, as described in the Fund’s registration statement. In the event of termination of the New Investment Advisory Agreement, the fee due is computed on the basis of the period ending on the last business day on which the Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The Advisor may, in its direction, waive a portion of its fees under the New Investment Advisory Agreement.

Liability. Under the New Investment Advisory Agreement, the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, if such purchase, sale or retention shall have been made in good faith. However, nothing in the New Investment Advisory Agreement shall be construed to protect the Advisor against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement. The terms of the New Investment Advisory Agreement also provide that the federal securities laws impose liabilities under certain circumstances on persons (e.g., the Advisor) who act in good faith, and therefore nothing in the Agreement in any way constitutes a waiver or limitation of any rights that the Fund may have under any federal securities laws.

Soft Dollars. The terms of the New Investment Advisory Agreement authorize the Advisor to pay to a broker or dealer who provides brokerage and research services a commission for executing a portfolio transaction for a Series which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer (commonly referred to as “soft dollar arrangements”).

Proxy Voting. Under the New Investment Advisory Agreement, the Board has delegated the authority and responsibility to vote proxies for the Fund’s securities to the Advisor. The Advisor is required to carry out such responsibility in accordance with any instructions that the Board provides from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Fund. The Advisor is also responsible for providing such periodic reports and keeping such records relating to proxy voting as the Board reasonably requests or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. The Board’s delegation of proxy voting responsibility to the Advisor may be revoked or modified by the Board at any time.

Maintenance of Books and Records. Under the New Investment Advisory Agreement, the Advisor is required to maintain separate books and detailed records of all matters pertaining to the securities and other assets held by a Series as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, accounting services agent, custodian or transfer agent appointed by the Fund) relating to its responsibilities under the New Investment Advisory Agreement, and shall preserve such records for the periods and in the manner prescribed therefore by Rule 31a-2 under the 1940 Act.

Expenses. Under the terms of the New Investment Advisory Agreement, the Advisor has agreed to furnish the Fund, at the Advisor’s expense, with all office space and facilities, and equipment and clerical personnel necessary for carrying out its duties under the New Investment Advisory Agreement. The Advisor is also obligated to pay all compensation of all Directors, officers and employees of the Fund who are affiliated persons of the Advisor. The Fund is responsible for payment of all its expenses other than those assumed by the Advisor.

Custody of Fund Assets. The terms of the New Investment Advisory Agreement provide that nothing in the Agreement shall permit the Advisor to take or receive physical possession of cash, securities or other investments of the Fund. The New Investment Advisory Agreement further provides that the cash, securities or other investments of the Fund shall be held in the custody of an entity chosen by the Fund to act as the Fund’s custodian (the “Custodian”), and the Advisor shall have no responsibility or liability with respect to custody arrangements or the acts, omissions or other conduct of the Custodian.

Reporting Obligations. The terms of the New Investment Advisory Agreement provide that the Advisor will provide the Fund with any information reasonably requested regarding the services provided under the Agreement required for any meeting of the Board, or for any shareholder report, registration statement, proxy statement, or other document to be filed by the Fund with the SEC. The New Investment Advisory Agreement further provides that the Advisor will make its officers and employees available to meet with the Board from time to time to review its services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate the terms of the Agreement or any proposed amendments thereto.

Advisor Representations. The New Investment Advisory Agreement includes the following representations by the Advisor: (a) that it is registered as an investment advisor under the Advisers Act, and will remain so registered for the duration of the Agreement; (b) that it is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by the Agreement, and, to the best knowledge of the Advisor, there is no proceeding or investigation that is reasonably likely to result in the Advisor being prohibited from performing the services contemplated by the Agreement; and (c) it is in compliance, in all material respects, with all applicable federal and state law relating to its investment management operations. The Advisor has also agreed to promptly notify the Fund of the occurrence of any event that would disqualify the Advisor from serving as an investment advisor to a registered investment company under the New Investment Advisory Agreement.

Duration and Termination. If approved by shareholders at the Meeting, the New Investment Advisory Agreement is scheduled to continue in effect for an initial two year term, and may be continued from year to year thereafter if approved by a majority vote of the Directors, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval or as otherwise required by the 1940 Act. The New Investment Advisory Agreement can be terminated at any time and without penalty by the Advisor on at least 60 days’ written notice to the Fund and by the Fund on at least 60 days’ written notice to the Advisor. The New Investment Advisory Agreement will terminate automatically upon its assignment, as such term is defined in the 1940 Act. The New Investment Advisory Agreement provides that if the shareholders of a Series fail to approve or renew the New Investment Advisory Agreement as provided therein, the Advisor may continue to serve as the investment advisor of the Fund in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

Governing Law. The New Investment Advisory Agreement is governed by the internal laws of the State of Maryland, without regard to conflict of law principles; provided, however that nothing therein shall be construed as being inconsistent with the 1940 Act.

Limitation of Liability. The New Investment Advisory Agreement provides that the obligations of the Fund thereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund personally, but shall bind only the assets of the Fund, and the execution and delivery of the Agreement shall bind only the assets of the Fund as provided in the Funds’ governing documents. Pursuant to the terms of the New Investment Advisory Agreement, no Series of the Fund shall be liable for the obligations of any other Series of the Fund.

Amendments. The New Investment Advisory Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties thereto and in accordance with the 1940 Act, when applicable.

A Several and Not Joint Agreement. The New Investment Advisory Agreement provides that the Fund is entering into the Agreement with the Advisor on behalf of the respective Series of the Fund severally and not jointly, with the express intention that the provisions contained in each numbered paragraph thereof shall be understood as applying separately with respect to each Series as if contained in separate agreements between the Fund and Advisor for each such Series.

Miscellaneous. The New Investment Advisory Agreement contains a number of standard miscellaneous contract provisions commonly found in most business agreements, such as (a) a notice provision; (b) an enforceability clause; (c) a provision providing that the Agreement can be executed in two or more counterparts, each of which shall be deemed an original; and (d) a provision stating that the Agreement supersedes all prior agreements and understandings relating to the Agreement’s subject matter.

Material Differences Between the Current Investment Advisory Agreement and the New Investment Advisory Agreement

The fundamental difference between the Current Investment Advisory Agreement and the New Investment Advisory Agreement is that the New Investment Advisory Agreement is a more comprehensive investment advisory agreement than the Current Investment Advisory Agreement. For example, the additional provisions included in the New Investment Advisory Agreement are designed to (i) address and memorialize certain standard practices and regulatory requirements of mutual funds and their investment advisors; (ii) further delineate the duties and obligations of the Fund and the Advisor; (iii) modernize the agreement to reflect current industry practice and applicable law; and (iv) generally improve the overall quality of the Agreement. The New Investment Advisory Agreement does not, however, alter the actual day-to-day investment management services provided by the Advisor to each Series of the Fund. Further, the investment advisory fee rate paid to the Advisor under the New Investment Advisory Agreement for a Series is the same as the fee rate paid by the Series under the Current Investment Advisory Agreement.

The following bullet points summarize the material differences between the Current Investment Advisory Agreement and the New Investment Advisory Agreement:

•

Restatement and expansion of the Advisor’s duties as investment advisor to the Fund, including the addition of specific requirements with respect to brokerage transactions, aggregation of purchase and sale orders for the Fund, recordkeeping, Board reporting and compliance with the Fund’s registration statement and applicable law. See “Investment Advisory Services,” “Maintenance of Books and Records” and “Reporting Obligations” above.

•

Restatement and expansion of the Advisor’s duties and obligations with respect to portfolio transactions and obtaining best execution, including aggregation of portfolio transactions for the Fund and other clients of the Advisor. The additional language simply describes existing services provided by the Advisor. See “Investment Advisory Services” above.

•

Inclusion of a sentence reflecting the current practice that the method of determining the net asset value of the Fund for purposes of calculating the Advisor’s compensation for all services rendered by the Advisor is the same as the method for determining the net asset value of the Fund described in the Fund’s registration statement. See “Compensation” above.

•

Inclusion of a provision that indicates that the federal securities laws impose liabilities on persons (e.g., the Advisor) who act in good faith and that nothing in the New Investment Advisory Agreement shall in any way constitute a waiver or limitation of any rights that the Fund may have under any federal securities laws. See “Liability” above.

•

Inclusion of a provision that more clearly delineates the responsibilities between the Fund and the Advisor with respect to the custody of the Fund’s assets, including an express requirement that the Fund’s custodian be a “qualified custodian” under the Investment Advisers Act of 1940, that the Fund shall be responsible for all custodial arrangements, and that the Advisor shall have no responsibility or liability with respect to such arrangements or conduct of the Fund’s custodian. This provision reflects current industry standards and practices and does not address any new responsibilities of the Advisor. See “Custody of Fund Assets” above.

•

Inclusion of a new provision setting forth the responsibilities of the Advisor for reviewing proxy materials and voting proxies on behalf of the Fund. While not expressly addressed in the Current Investment Advisory Agreement, the Advisor has been performing such responsibilities. See “Proxy Voting” above.

•

Inclusion of certain representations by the Advisor regarding its proper registration under the Advisers Act, its eligibility to serve as the investment advisor to the Fund, including an express obligation to notify the Fund promptly to the extent the Advisor should become disqualified to advise a registered investment company and its compliance with all laws applicable to its investment management operations. See “Advisor Representations” above.

•

Inclusion of a provision that reflects current industry standards and applicable mutual fund law that is designed to allow the Advisor to continue to serve as the investment advisor to the Fund, to the extent consistent with applicable law, if the shareholders of the Fund fail to approve or renew the New Investment Advisory Agreement. See “Duration and Termination” above.

•	Inclusion of a specific reference to the State of Maryland as the jurisdiction of governing law of the New Investment Advisory Agreement. See “Governing Law” above.

•

Inclusion of a specific provision in the New Investment Advisory Agreement limiting the liability of the Fund’s Directors and shareholders for the Fund’s obligations under the Agreement to the assets of the Fund only, and making clear that no Series of the Fund shall be liable for the obligations of any other Series of the Fund. See “Limitation of Liability” above.

•	Inclusion of a new provision that provides a mechanism for any future amendments of the New Investment Advisory Agreement. See “Amendments” above.

•

Inclusion of a new provision that indicates that the Fund is entering into the New Investment Advisory Agreement with the Advisor on behalf of the respective Series of the Fund severally and not jointly. See “Several and Not Joint Agreement” above.

•	Inclusion of standard miscellaneous contract provisions commonly found in most business agreements. See “Miscellaneous” above.

•

In response to a recent rule change, the Fund also took this opportunity to include a provision in the New Investment Advisory Agreement that prohibits the Advisor from taking into account the sale of Fund shares when allocating Fund portfolio holdings purchase and sale orders to brokers or dealers.

Board Consideration Regarding the New Investment Advisory Agreement

In response to recent regulatory and compliance initiatives promulgated by the SEC over the past year, the Fund has been engaged in a comprehensive review of all material aspects of the Fund’s operations, including the Fund’s Current Investment Advisory Agreement. As a result of its review, the Board determined that the Current Investment Advisory Agreement should be amended for the purpose of modernizing the form of the agreement and to include additional provisions in the agreement that are customarily included in investment advisory agreements between registered investment companies and their investment advisors, but which are not included in the Current Investment Advisory Agreement. Accordingly, at the Board of Directors meeting on November 16, 2006, representatives of the Advisor presented to the Board proposed changes to the Current Investment Advisory Agreement in order to address the Board’s request to update and modernize the Current Investment Advisory Agreement. As a result of the discussions between the Board and representatives of the Advisor at the November 2006 Board meeting, the Board determined to formally consider the approval of a new investment advisory agreement between the Fund and the Advisor, which would incorporate the changes proposed at the November 2006 Board meeting, at its in-person Board meeting in August 2007.

At an in-person meeting held on August 30, 2007, the Board considered the approval of the New Investment Advisory Agreement between the Fund and the Advisor. Based on the information it received at the meeting and the November 16, 2006 Board meeting, the Board of Directors approved the New Investment Advisory Agreement subject to its further approval by the Fund’s shareholders. Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. At the meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Investment Advisory Agreement (the “Annual Review”), which occurred at the November 16, 2006 in-person Board meeting, as part of its considerations to approve the New Investment Advisory Agreement. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s November 16, 2006 Annual Review of the Current Investment Advisory Agreement and the conclusions made by the Directors when determining to continue the Current Investment Advisory Agreement for an additional one-year period.

In connection with its review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

The Board considered the services provided by the Advisor under the Current Investment Advisory Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Current Investment Advisory Agreement in light of the Advisor’s services provided to the Fund for 21 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Current Investment Advisory Agreement in a reasonable manner.

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that all the Series were competitive against their respective benchmark indices over all time periods noted above through September 30, 2006. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Current Investment Advisory Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Current Investment Advisory Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Current Investment Advisory Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 6 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Current Investment Advisory Agreement was reasonable.

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the High Yield Bond Series, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Current Investment Advisory Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are “not interested” as defined in the 1940 Act, concluded that the compensation under the Current Investment Advisory Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Current Investment Advisory Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

As stated above, at the August 30, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions set forth above when determining whether to approve the New Investment Advisory Agreement. The Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement is identical to the Current Investment Advisory Agreement except for certain provisions of the Agreement which have been updated and modernized in response to the Board’s specific request. Further, the Board’s conclusion in this regard was based on the fact that the New Investment Advisory Agreement does not change either the investment advisory fees payable by the Fund to the Advisor or the day-to-day investment management services the Advisor provides to the Fund.

In addition to the conclusions formed with respect to the Annual Review, the Directors considered specific information at the August 30, 2007 Board meeting concerning the additional provisions included in the New Investment Advisory Agreement. The Directors considered the fact that these additional provisions are designed to (i) address and memorialize certain standard practices and regulatory requirements of mutual funds and their investment advisors; (ii) further delineate the duties and obligations of the Fund and the Advisor; (iii) modernize the agreement to reflect current industry practice and applicable law; and (iv) generally improve the overall quality of the agreement. The Board further considered the fact that the New Investment Advisory Agreement does not alter the actual day-to-day investment management services provided by the Advisor to each Series of the Fund, and the investment advisory fee rate paid to the Advisor under the New Investment Advisory Agreement for a Series is the same as the fee rate paid by the Series under the Current Investment Advisory Agreement.

Based on its evaluation of the information and the conclusions with respect thereto at its meetings on November 16, 2006 and August 30, 2007, the Board unanimously concluded that: (a) the terms of the New Investment Advisory Agreement were fair and reasonable; (b) the approval of the New Investment Advisory Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Investment Advisory Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

If shareholders of a Series do not approve the New Investment Advisory Agreement, the Advisor will continue to provide its investment advisory services to the Series under the Current Investment Advisory Agreement.

The table below provides the net advisory fees paid by the Fund to the Advisor and the fees waived by the Advisor in the following amounts as of each Series’ most recent fiscal year end:

Name of Series	Most Recent Fiscal Year End	Fees Paid	Fees Waived
Core Bond Series	12/31/06	$179,367	$26,861
Core Plus Bond Series	12/31/06	$1,396,362	$0
Diversified Tax Exempt Series	12/31/06	$680,167	$0
Equity Series	10/31/06	$0	$45,702
Financial Services Series	12/31/06	$957,151	$0
International Series	12/31/06	$1,956,851	$0
Life Sciences Series	12/31/06	$2,146,546	$0
New York Tax Exempt Series	12/31/06	$441,288	$0
Ohio Tax Exempt Series	12/31/06	$76,327	$13,310
Overseas Series	10/31/06	$200,542	$30,267
Pro-Blend Conservative Term Series	10/31/06	$420,362	$42,292
Pro-Blend Extended Term Series	10/31/06	$4,162,506	$0
Pro-Blend Maximum Term Series	10/31/06	$2,244,690	$0
Pro-Blend Moderate Term Series	10/31/06	$2,419,287	$0
Small Cap Series	12/31/06	$1,604,988	$0
Tax Managed Series	10/31/06	$15,018	$53,540
Technology Series	12/31/06	$1,366,747	$0
World Opportunities Series	12/31/06	$2,475,585	$0

Listed below are names and principal occupation of each Director and principal executive officer of the Advisor. For the purposes of their duties as Directors or principal executive officers, the address of each individual listed below is 290 Woodcliff Drive, Fairport, New York 14450.

Name	Title and Occupation

William Manning	Director

B. Reuben Auspitz*	Director, Executive Vice President, Executive Group Member**, Co-Executive Director, Chief Compliance Officer

Jeffrey A. Herrmann	Director, Executive Group Member**, Co-Director of Research

Beth H. Galusha	Chief Financial Officer, Treasurer

Michelle M. Thomas	Corporate Secretary

Jeffrey S. Coons*	Executive Group Member**, Co-Director of Research

Patrick Cunningham	Executive Group Member**, Managing Director – Client Relations, Co-Executive Director

Charles H. Stamey	Executive Group Member**, Managing Director – Client Relations

*	Messrs. Auspitz and Coons are both officers of the Fund.

** The Executive Group performs the duties of the office of the Chief Executive of the Advisor.

The Advisor does not serve as an investment advisor or sub-advisor to another investment company which has a similar investment objective to each Series of the Fund.

Fees paid to the Advisor for services provided to the Fund

Under a separate agreement, the Advisor provides services as the Fund’s transfer agent and accounting services agent. Fees paid by the Fund to the Advisor for such services provided to the Fund (other than under the investment advisory agreement or for brokerage commissions) were $950,946 for the Series which have their fiscal year ended in October 31, 2006 and $1,432,079 for the Series which have their fiscal year ended on December 31, 2006. Such services will continue to be provided regardless of shareholders’ approval of the New Investment Advisory Agreement.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE SERIES VOTE “FOR” THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND THE ADVISOR.

PROPOSAL 3

ELIMINATING, AMENDING OR RECLASSIFYING CERTAIN FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS.

BACKGROUND

Each Series operates in accordance with the investment objectives, policies and restrictions described in its prospectus and statement of additional information.

The Series generally classify their policies as either “fundamental” or “non-fundamental.” A fundamental policy may be changed only by shareholder vote, while non-fundamental policies may be changed by vote of the Board. The 1940 Act requires the Series to classify only certain policies as fundamental. With this proposal, the Series seek to modernize their fundamental policies that the 1940 Act does not require to be fundamental by reclassifying them as non-fundamental policies.

Since the time each Series was created, there have been a number of changes in the laws and regulations that govern the Series. First, significant federal legislation in 1996 pre-empted state regulation of all mutual funds. As a result, many investment policies previously imposed on the Series by various states are no longer required. In addition, new types of instruments have been developed, in which the Series may not be permitted to invest because of their outdated fundamental policies.

Recently, the Advisor performed a comprehensive review of the Series’ fundamental policies. Based on the recommendations of the Advisor, the Board has approved policy revisions that are designed to simplify and modernize those policies that are required to be fundamental, and eliminate or reclassify certain fundamental policies that are not required to be fundamental as non-fundamental policies.

Approval of these changes by shareholders would allow the Advisor greater flexibility to respond to a changing investment environment subject to the Board’s supervision, and consistent with legal requirements. The Board of Directors also believes that the proposed changes will enhance the Advisor’s ability to manage the Series’ investment portfolios, such that the Series’ investment opportunities may increase.

In some cases the Board recommends that fundamental policies be amended or eliminated completely. In other cases, the Board recommends amending or reclassifying fundamental policies as non-fundamental policies. Once converted to non-fundamental, a Series’ policies may be changed without shareholder approval. If the Board decides in the future to change or eliminate a reclassified non-fundamental policy, the change would be disclosed in the Series’ prospectus or statement of additional information, if required.

Each proposed change to a Series’ fundamental policies recommended by the Board is discussed in detail below. In order to help you understand the proposed changes, we have attached Appendix C at the end of this proxy statement, which shows the proposed changes to each of the Series’ policies and restrictions.

3.A. Staying Fundamental – Amending Language

3.A.i. Current Fundamental Policy. The chart below describes each applicable Series’ current fundamental policy regarding borrowing money.

Applicable Series	Current Fundamental Policy
Diversified Tax Exempt Series, Equity Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Small Cap Series, Tax Managed Series, Technology Series, World Opportunities Series	None of the Series may borrow money, except from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series’ total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

Core Bond Series, Core Plus Bond Series, Financial Services Series	None of the Series may borrow, except that each Series may (a) borrow from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) to the extent consistent with the Series’ investment objective and policies, enter into reverse repurchase agreements, forward roll transactions and similar investment techniques and strategies. To the extent it engages in transactions described in (a) and (b), the Series will be limited so that no more than 33 1/3% of its total assets (including the amount borrowed), less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

Proposed Fundamental Policy/Restriction. The Series may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

Analysis of Proposed Changes.

The 1940 Act requires all mutual funds to adopt fundamental policies regarding borrowing. The 1940 Act presently limits each Series’ ability to borrow more than one-half of the value of its total assets (including the amount borrowed). Over time, the

SEC has acknowledged the existence of new types of investment practices that technically may be considered borrowings, but that may be permissible investment practices for mutual funds. The Series would amend their current fundamental policies so that they reflect the current borrowing practices permissible under the 1940 Act. As with any borrowing, the borrower, in this case the Series, may bear certain economic risks associated with the creditworthiness of the lender and to the extent particular investments are related to such borrowing, certain economic risks of those investments may be magnified. The Board believes that this proposed borrowing policy is in the best interests of the Series and their shareholders because it would limit the Series only as required by the 1940 Act, thereby improving their ability to remain competitive.

3.A.ii. Current Fundamental Policy. The chart below describes each applicable Series’ current fundamental policy regarding percentage of assets invested in any one industry.

Applicable Series	Current Fundamental Policy
Diversified Tax Exempt Series, Equity Series, International Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Small Cap Series, Tax Managed Series, World Opportunities Series	The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. government securities).

Life Sciences Series	The Series may not purchase any securities that would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, (ii) repurchase agreements involving such securities, and (iii) investments in the securities of companies involved in the life sciences industry.

Technology Series	The Series may not purchase any securities that would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, (ii) repurchase agreements involving such securities, and (iii) investments in the securities of companies in technology-based industries.

Proposed Fundamental Policy/Restriction. The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The foregoing policy generally applies to the Life Sciences Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the life sciences industry. The foregoing policy generally applies to the Technology Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the technology industry.

Analysis of Proposed Changes.

The 1940 Act generally requires all funds to adopt a fundamental policy regarding concentration of investments in securities of issuers in particular industries. It is currently the position of the staff of the SEC that if 25% or more of the value of a fund’s assets are invested in one industry, that fund’s investments will be deemed to be concentrated in that industry. However, this 25% limitation does not apply to (i) fund investments in government securities, and (ii) municipal bond fund investments in industrial development and pollution control bonds. The Board believes that the proposed policy is in the best interests of the Series and their shareholders by increasing the Advisor’s flexibility in managing the assets of each Series.

3.A.iii. Current Fundamental Policy. The chart below describes each applicable Series’ current fundamental policy regarding loans.

Applicable Series	Current Fundamental Policy
Equity Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Tax Managed Series	None of the Series may make loans, except that each may invest in debt securities and repurchase agreements and may engage in securities lending.

Diversified Tax Exempt Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Small Cap Series, Technology Series, World Opportunities Series	None of the Series may make loans, except that each may invest in debt securities and repurchase agreements.

Proposed Fundamental Policy/Restriction. The Series may not make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

Analysis of Proposed Changes.

The 1940 Act requires all mutual funds to adopt fundamental policies regarding lending. Although the 1940 Act does not impose percentage limits on the amount that funds may lend, the 1940 Act prohibits funds from making loans to persons who control or are under common control with the funds, effectively prohibiting loans where conflicts of interest or undue influence are most likely present. Approval of this Proposal would allow the Series to lend to the extent permitted by current law by replacing the Series’ current fundamental policies regarding lending with a more flexible, standard fundamental policy. The Board believes that this fundamental lending policy is in the best interests of the Series and their shareholders because it would limit the Series only as required by the 1940 Act, thereby improving their ability to remain competitive.

3.A.iv. Current Fundamental Policy. The chart below describes each applicable Series’ current fundamental policy regarding issuance of senior securities or pledging its assets.

Applicable Series	Current Fundamental Policy

Diversified Tax Exempt Series, Equity Series, International Series, Life Sciences Series, New York Tax Exempt Series,

Ohio Tax Exempt Series, Overseas Series Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Small Cap Series, Tax Managed Series, Technology Series, World Opportunities Series

None of the Series may issue senior securities or pledge its assets, except that each Series may invest in futures contracts and related options.

Proposed Fundamental Policy/Restriction. The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

Analysis of Proposed Changes.

The 1940 Act currently prohibits all mutual funds from issuing senior securities. Additionally, the 1940 Act requires all funds to adopt a fundamental policy regarding the issuance of senior securities. Approval of this Proposal would permit each Series to replace its current fundamental policy regarding the issuance of senior securities with a more flexible, standard fundamental policy. Since the Series adopted their current fundamental policies, the SEC staff’s interpretation of what constitutes the issuance of a senior security has evolved with changes in market conditions. For example, the SEC staff’s current interpretation is that the purchase of securities on margin, the making of certain short sales, and the writing of puts and calls do not necessarily involve the creation of senior securities if certain conditions are satisfied. The Board believes that the adoption of the new fundamental policy will benefit the Series and their shareholders by increasing the Advisor’s flexibility in managing the assets of each Series.

3.A.v. Current Fundamental Policy. The chart below describes each applicable Series’ current fundamental policy regarding buying or selling of commodities or commodity contracts.

Applicable Series	Current Fundamental Policy
Equity Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Tax Managed Series	None of the Series may buy or sell commodities or commodity contracts (the Tax Managed Series also expressly provides that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. The Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Conservative Term Series, Pro-Blend Maximum Term Series, Equity Series, and Overseas Series may not buy or sell commodities or commodity contracts, provided that the Series may enter into all types of futures and forward contracts on currency, securities, economic and other indices and may purchase and sell options on such futures contracts. In addition, the Series in the preceding sentence may not buy or sell real estate or interests in real estate, although they may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

Diversified Tax Exempt Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Small Cap Series, Technology Series, World Opportunities Series	None of the Series may buy or sell commodities or commodity contracts (the Small Cap, Commodity, Technology, International, Life Sciences, and World Opportunities Series expressly provide that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although each Series may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

Core Bond Series, Core Plus Bond Series, Financial Services Series	The Series may not purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

Proposed Fundamental Policy/Restriction. The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

Analysis of Proposed Changes.

The 1940 Act requires all funds to adopt a fundamental policy regarding investment in real estate and commodities and the proposed fundamental policy would limit such investments to the extent permitted under the 1940 Act. The proposed changes are intended to make the Series’ policies regarding investments in real estate and commodities consistent across all Series and not for the purpose of changing any current investment practice. The Board believes that the adoption of the new fundamental policy will benefit the Series and their shareholders.

3.A.vi. Current Fundamental Policy. The chart below describes each applicable Series’ current fundamental policy regarding underwriting of securities.

Applicable Series	Current Fundamental Policy

Diversified Tax Exempt Series, Equity Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Small Cap Series

Tax Managed Series, Technology Series,

World Opportunities Series

None of the Series may act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Proposed Fundamental Policy/Restriction. The Series may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

Analysis of Proposed Changes.

The SEC staff generally takes the position that funds should not engage in the business of underwriting securities. The sole purpose of the proposed change is to make the Series’ policies consistent across all Series and not for the purpose of changing any current investment practice. Accordingly, the Board believes that adoption of the new fundamental policy is in the best interests of the Series and their shareholders.

3.A.vii. Current Fundamental Policy. The chart below describes each applicable Series’ current fundamental policy regarding diversification.

Applicable Series	Current Fundamental Policy
Diversified Tax Exempt Series, Equity Series, International Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Small Cap Series, Tax Managed Series, World Opportunities Series	The Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

Proposed Fundamental Policy/Restriction.

The Series may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Analysis of Proposed Changes.

The 1940 Act requires a diversified mutual fund to adopt a fundamental policy regarding diversification. Each of the Series listed above is a diversified mutual fund. This proposal does not seek to change the Series’ status as diversified mutual funds, and each Series will continue to comply with the diversification requirements applicable to diversified mutual funds under the 1940 Act. To this end, if this proposal is approved by a Series’ shareholders, the Series will adopt the following non-fundamental investment policy, which tracks the current diversification requirements applicable to diversified mutual funds under the 1940 Act:

The Series may not, with respect to 75% of its assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

Approval of this proposal would simply amend each Series’ diversification policy so that it would provide the maximum flexibility allowed for diversified mutual funds under the 1940 Act. The Board believes that the adoption of the new fundamental diversification policy is in the best interests of the Series and their shareholders because it would limit the Series only as required by the 1940 Act, thereby improving their ability to remain competitive.

3.B. Fundamental changing to Non-Fundamental

3.B.i. Current Fundamental Policy/Restriction. The chart below describes each applicable Series’ current fundamental policy regarding investment of its total net assets in securities of issuers that are restricted from being sold to the public without registration.

Applicable Series	Current Fundamental Policy
Diversified Tax Exempt Series, Equity Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Small Cap Series Tax Managed Series, Technology Series, World Opportunities Series	None of the Series may invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

Proposed Fundamental Policy/Restriction. None. However, the Board has approved a non-fundamental policy as described below.

Analysis of Proposed Changes.

The 1940 Act does not currently require funds to have fundamental policies restricting investment in illiquid or restricted securities. If approved, this proposed policy would amend and reclassify the Series’ fundamental policies as a standard non-fundamental policy. Generally, restricted securities may be sold only in privately negotiated transactions that meet an exception to securities registration requirements. The Series’ current fundamental policies limiting investment in restricted securities reflect requirements imposed by the administrators of certain states’ securities laws that such restricted securities should be deemed illiquid. However, federal legislation passed in 1996 preempted the states’ ability to impose such limitations, and the 1940 Act does not require such a limitation. In addition, the exception to securities registration requirements added by Rule 144A under the Securities Act of 1933 permits trading of restricted securities among institutional investors, such as the funds. This has created active markets in restricted securities, allowing certain restricted securities to be considered liquid under guidelines approved by the Fund’s Board. The SEC staff interpretations have indicated that funds should consider repurchase agreements that mature in more than seven days to be illiquid. Certain of the Series have this as a fundamental policy. The 1940 Act does not require that this policy be a fundamental policy. As discussed above, the proposed non-fundamental policy will limit Series’ investments in illiquid securities and, accordingly, would encompass the substance of the current fundamental policy. Accordingly, approval of this proposed policy would permit the elimination of the current fundamental policy. The proposed non-fundamental policy will limit the Series to investing 15% of their net assets in illiquid securities (including restricted securities that are deemed illiquid under guidelines approved by the Board and repurchase agreements that mature in more than seven days). However, the proposed non-fundamental policy will permit the Series to invest without limit in restricted securities that, in accordance with the Series’ procedures, are determined to be liquid. Of course, all of the Series’ investments in restricted securities will still satisfy the Series’ other investment criteria. Certain restricted securities may be considered illiquid and as such, entail additional investment risks, including, without limitation, that the lack of a secondary market in a particular security may make it difficult to sell such security, resulting in the Series continuing to bear the economic risk of investment as the value of such investment declines. It is believed that eliminating this restriction with respect to liquid restricted securities will expand the Series’ universe of available investments. In addition, by converting the current fundamental policy to non-fundamental, the Board will be able to take appropriate and timely action to amend the proposed non-fundamental policy without the expense and delay associated with a shareholder meeting, in the event that regulatory changes occur in the future. Accordingly, the Board believes that the proposed non-fundamental policy is in the best interests of the Series and their shareholders.

Proposed Non-Fundamental Policy/Restriction. The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

3.B.ii. Current Fundamental Policy/Restriction. The chart below describes each applicable Series’ current fundamental policy regarding the purchase of securities on margin.

Applicable Series	Current Fundamental Policy
Diversified Tax Exempt Series, Equity Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Small Cap Series Tax Managed Series, Technology Series, World Opportunities Series	None of the Series may purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions).

Proposed Fundamental Policy/Restriction. None. It is proposed that the Series’ fundamental policy regarding purchasing securities on margin be eliminated and reclassified as a non-fundamental policy as described below.

Analysis of Proposed Changes.

The 1940 Act does not currently require the Series to have a fundamental policy regarding purchasing securities on margin. As a result, it is proposed that the current fundamental policy be eliminated. The Board has approved reclassifying each Series’ current fundamental policy as a non-fundamental policy as set forth below. The proposed non-fundamental policy is consistent with the current requirements of Section 12 of the 1940 Act, which also prohibits the Series from purchasing securities on margin except such short-term credits as are necessary for the clearance of transactions. By reclassifying the current fundamental policy to a non-fundamental policy, the Series would be able to make a change to the non-fundamental policy without the delay and cost of a shareholder meeting if the requirements of the 1940 Act relating to purchasing securities on margin were to change in the future. Given that the Series’ proposed non-fundamental policy will continue to prohibit the Series from purchasing securities on margin, the reclassification of the current fundamental policy to a non-fundamental policy is not expected to affect the management of the Series. Accordingly, the Board believes that the proposed change is in the best interests of the Series and their shareholders.

Proposed Non-Fundamental Policy/Restriction. The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3.B.iii. Current Fundamental Policy/Restriction. The chart below describes each applicable Series’ current fundamental policy regarding acquiring securities of other investment companies.

Applicable Series	Current Fundamental Policy
Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Tax Managed Series	None of the Series may purchase shares of closed-end investment companies that are traded on national exchanges, except to the extent permitted by applicable law.

Diversified Tax Exempt Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Small Cap Series, Technology Series, World Opportunities Series	Each Series may purchase shares of closed-end (and the World Opportunities may also purchase shares of open-end) investment companies that are traded on national exchanges to the extent permitted by applicable law.

Equity Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Maximum Term Series, Tax Managed Series	The Series may not invest assets in securities of any other open-end investment company, except (1) by purchase in the open market involving only customary brokers’ commissions, (2) in connection with mergers, acquisitions of assets, or consolidation, or (3) as otherwise permitted by law, including the 1940 Act.

Diversified Tax Exempt Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Small Cap Series, Technology Series, Pro-Blend Extended Term Series, Pro-Blend Moderate Term Series	None of the Series will purchase or retain securities issued by open-end investment companies (other than money market funds for temporary investment).

Equity Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Tax Managed Series, Diversified Tax Exempt Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Small Cap Series, Technology Series, World Opportunities Series	Each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

Proposed Fundamental Policy/Restriction. None. It is proposed that the Series’ fundamental policy regarding acquiring securities of other investment companies be eliminated and reclassified as a non-fundamental policy as described below.

Analysis of Proposed Changes. The 1940 Act does not require the Series to have a fundamental policy regarding investments in closed-end or open-end investment companies. The 1940 Act generally limits a fund to (i) purchasing 3% of the total outstanding voting stock of a single other investment company; (ii) investing 5% of its total assets in the securities of a single other investment company; and (iii) investing 10% of its total assets in securities of all other investment companies. However, the SEC has adopted a number of rules under the 1940 Act that permit funds to invest in securities of other investment companies in excess of these limits, subject to certain conditions.

The proposed non-fundamental policy will allow each Series to invest in other investment companies to the extent permitted by the 1940 Act and rules adopted thereunder. To the extent a Series invests in shares of other investment companies, shareholders may indirectly bear a portion of the expenses of the investment companies in which the Series invests. The Advisor will take these expenses into account prior to deciding that such an investment is suitable for a Series and its shareholders. In addition, shareholders will bear the risks related to the investment decisions and expertise of the advisors to such investment companies. The Advisor will take these risks into account prior to deciding whether such an investment is suitable for a Series and its shareholders. The Board believes that replacing the Series’ current fundamental policies regarding investment in the securities of other investment companies with a more flexible, standard non-fundamental policy, which the Board could take appropriate and timely action to amend in the future, if necessary, without the expense and delay associated with a shareholder meeting, is in the best interests of the Series and their shareholders.

Proposed Non-Fundamental Policy/Restriction. Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

3.B.iv. Current Fundamental Policy/Restriction. The chart below describes each applicable Series’ current fundamental policy regarding warrants.

Applicable Series	Current Fundamental Policy
Equity Series, International Series, Life Sciences Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Small Cap Series, Tax Managed Series, Technology Series, World Opportunities Series	None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants, which are not listed on the New York or American Stock Exchange.

Proposed Fundamental Policy/Restriction. None. It is proposed that the Series’ fundamental policy regarding warrants be eliminated and reclassified as a non-fundamental policy as described below.

Analysis of Proposed Changes.

The 1940 Act does not currently require the Series to have a fundamental policy regarding investments in warrants. As a result, it is proposed that the current fundamental policy be eliminated. The Board has approved reclassifying each Series’ current fundamental policy regarding investments in warrants as a non-fundamental policy. The Series proposed non-fundamental policy will continue to limit the Series’ investments in warrants and, accordingly, would permit the elimination of the current fundamental policy. Of course, all of the Series’ investments in warrants will still satisfy the Series’ other investment criteria. For example, warrants are generally considered illiquid securities and, as such, the Series’ investments in warrant may also be restricted by the Series’ investment restrictions regarding investments in illiquid securities. By converting this fundamental policy to non-fundamental, the Board will be able to take appropriate and timely action to amend the non-fundamental policy without the expense and delay associated with a shareholder meeting, in the event that regulatory changes occur in the future. The reclassification of each Series’ current fundamental policy to a non-fundamental policy is not expected to affect the management of the Series. Accordingly, the Board believes that the proposed change is in the best interests of the Series and their shareholders.

Proposed Non-Fundamental Policy/Restriction. None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants, which are not listed on the New York or American Stock Exchange.

3.B.v. Current Fundamental Policy/Restriction. The chart below describes each applicable Series’ current fundamental policy regarding options on securities and with respect to stock index and currency futures and related options.

Applicable Series	Current Fundamental Policy
Diversified Tax Exempt Series, Equity Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Small Cap Series, Tax Managed Series, Technology Series, World Opportunities Series	The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

Proposed Fundamental Policy/Restriction. None. It is proposed that the Series’ fundamental policies with respect to options on securities and with respect to stock index and currency futures and related options be eliminated and reclassified as non-fundamental policies as described below.

Analysis of Proposed Changes.

The 1940 Act does not currently require the Series to have fundamental policies governing their investments in options on securities or stock index and currency futures and related options. As a result, it is proposed that these current fundamental policies be eliminated. The Board has approved reclassifying the current fundamental policies as non-fundamental policies. The proposed non-fundamental policies will continue to govern the Series’ investments in options on securities and stock index and currency futures and related options and, accordingly, would permit the elimination of the current fundamental policies. Of course, all of the Series’ investments in options on securities and stock index and currency futures and related options will still satisfy the Series’ other investment criteria and any applicable legal requirements. By converting these fundamental policies to non-fundamental, the Board will be able to take appropriate and timely action to amend the non-fundamental policies without the expense and delay associated with a shareholder meeting, in the event that: (a) the Advisor determines, with the approval of the Board, that greater flexibility is required to effectively manage the assets of the Series; (b) new investment techniques are developed in the future; or (c) regulatory changes occur in the future. The reclassification of each Series’ current fundamental policies to non-fundamental policies is not expected to affect the management of the Series. Accordingly, the Board believes that the proposed change is in the best interests of the Series and their shareholders.

Proposed Non-Fundamental Policy/Restriction.

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

3.B.vi. Current Fundamental Policy/Restriction. The chart below describes each applicable Series’ current fundamental policy regarding hedging and derivative transactions.

Applicable Series	Current Fundamental Policy
Diversified Tax Exempt Series, Equity Series, International Series, Life Sciences Series, New York Tax Exempt Series, Overseas Series, Ohio Tax Exempt Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Small Cap Series, Tax Managed Series, Technology Series, World Opportunities Series

All of a Series’ policies regarding options discussed below are fundamental, and may only be changed by a shareholder vote.

Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may (i) write covered call options on common stocks; (ii) purchase and sell (on a secured basis) put options; (iii) engage in closing transactions with respect to put and call options; (iv) purchase forward foreign currency exchange contracts to hedge currency exchange rate risk; (v) purchase and sell stock index futures contracts and options on stock index futures contracts; (vi) conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes. The current fundamental policies for hedging (derivative transactions) are set forth in Appendix D.

Proposed Fundamental Policy/Restriction. None. It is proposed that the Series’ fundamental policies regarding hedging and derivative transactions be eliminated and reclassified as non-fundamental policies as described below.

Analysis of Proposed Changes.

The 1940 Act does not currently require the Series to have fundamental policies governing their hedging and derivative transactions. As a result, it is proposed that these current fundamental policies be eliminated. The Board has approved reclassifying the current fundamental policies as non-fundamental policies. The Series’ proposed non-fundamental policies will continue to govern the Series’ hedging and derivative transactions and, accordingly, would permit the elimination of the current fundamental policies. Of course, all of the Series’ hedging and derivative transactions will still satisfy the Series’ other investment criteria and any applicable legal requirements. By converting these fundamental policies to non-fundamental, the Board will be able to take appropriate and timely action to amend the non-fundamental policies without the expense and delay associated with a shareholder meeting, in the event that: (a) the investment advisor determines, with the approval of the Board, that greater flexibility is required to more effectively manage the assets of the Series; (b) new investment techniques are developed in the future; or (c) regulatory changes occur in the future. The reclassification of the current fundamental policies to non-fundamental policies is not expected to affect the management of the Series. Accordingly, the Board believes that the proposed changes are in the best interests of the Series and their shareholders.

Proposed Non-Fundamental Policy/Restriction. See Appendix D.

3.B.vii. Current Fundamental Policy/Restriction. The chart below describes each applicable Series’ current fundamental policy regarding the purchase of foreign securities.

Applicable Series	Current Fundamental Policy
Equity Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Tax Managed Series	None of the Series may purchase foreign securities if as a result of the purchase of such securities more than 25% of a Series’ assets (100% in the case of the Overseas Series) would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

Diversified Tax Exempt Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Small Cap Series, Technology Series, World Opportunities Series	None of the Series may purchase foreign securities if as a result of the purchase of such securities more than 10% of a Series’ assets (25% in the case of the Life Sciences Series and 100% in the case of the International and World Opportunities Series) would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

Proposed Fundamental Policy/Restriction. None. It is proposed that the Series’ fundamental policies regarding purchasing foreign securities be eliminated and reclassified, with certain changes, as non-fundamental policies as described below.

Analysis of Proposed Changes.

The 1940 Act does not currently require the Series to have fundamental policies governing their purchase of foreign securities. As a result, it is proposed that these current fundamental policies be eliminated. Investing in foreign securities entails special risks including, without limitation: the prices of foreign securities may move in a direction different than prices of U.S. securities; the value of securities denominated in a foreign currency may be affected by exchange rates between those currencies and the U.S. dollar; prices of foreign securities may go down due to the action of foreign governments or political instability; there may be more limited availability of accurate information about foreign securities; and investments in emerging markets may be more volatile. If this proposal is approved, each Series will adopt a non-fundamental investment policy (listed below), which has been developed by the Advisor as an appropriate limit, if any, on the Series’ investments in foreign securities and has been approved by the Board. By eliminating the current fundamental policies that restrict the Series’ investments in foreign securities, the Board will be able to take appropriate and timely action to amend the new non-fundamental policies without the expense and delay associated with a shareholder meeting, in the event that: (a) the Advisor determines, with the approval of the Board, that greater flexibility is required to more effectively manage the assets of the Series; or (b) regulatory changes occur in the future. The Board believes that the elimination of the current fundamental policy governing its purchase of foreign securities and its adoption of the more flexible non-fundamental policy: (a) is in the best interests of the Series and its shareholders; and (b) will benefit the Series and its shareholders by increasing the investment advisor’s flexibility in managing the assets of the Series.

Proposed Non-Fundamental Policy/Restriction.

Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Tax Managed Series	The Series may not purchase foreign securities if as a result of the purchase of such securities more than 50% of a Series’ assets would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

Life Sciences Series, Small Cap Series and Technology Series	The Series may not purchase foreign securities if as a result of the purchase of such securities more than 25% of a Series’ assets would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

Equity Series	The Series may not purchase foreign securities, provided that the Advisor shall have the ability to retain a security that after purchase changes its domicile to one outside the United States.

International Series, Overseas Series, World Opportunities Series	The Series may invest up to 100% of its assets in foreign securities.

Diversified Tax Exempt Series, New York Tax Exempt Series, Ohio Tax Exempt Series	The Series may not purchase foreign securities.

3.C. Fundamental - Eliminating

3.C.i. Current Fundamental Policy/Restriction. The chart below describes each applicable Series’ current fundamental policy regarding the restriction of investment for the purpose of exercising control over management.

Applicable Series	Current Fundamental Policy
Diversified Tax Exempt Series, Equity Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Small Cap Series, Tax Managed Series, Technology Series, World Opportunities Series	None of the Series may make investments for the purpose of exercising control or management.

Proposed Fundamental Policy/Restriction. None. It is proposed that the Series’ fundamental policy restricting investment for the purpose of exercising control over management be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

Analysis of Proposed Changes.

The 1940 Act does not require the Series to have a fundamental policy regarding investing for the purpose of exercising control of an issuer. The current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The Board believes approval of the proposed change would be in the best interests of the Series and their shareholders.

3.C.ii. Current Fundamental Policy/Restriction. The chart below describes each applicable Series’ current fundamental policy regarding the maximum percentage of securities the Series may purchase of any one issuer.

Applicable Series	Current Fundamental Policy
Life Sciences Series, Technology Series	The Series may not purchase more than 10% of the outstanding voting securities of any one issuer.

Proposed Fundamental Policy/Restriction. None. It is proposed that the Series’ fundamental policy regarding purchasing more than 10% of the outstanding voting securities of any one issuer be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

Analysis of Proposed Changes.

The fundamental policy set forth above is derived from the diversification requirements under the 1940 Act. Each of the Series listed above, however, is classified as a non-diversified mutual fund under the 1940 Act, and is not subject to the 1940 Act’s requirements regarding diversification of its assets. As non-diversified mutual funds, the 1940 Act permits the Series to invest a greater percentage of their assets in the securities of a single issuer than a mutual fund that is classified as a diversified fund. Accordingly, the 1940 Act does not require a non-diversified mutual fund to adopt a fundamental policy that restricts the fund from purchasing more than 10% of the outstanding voting securities of any one issuer. Approval of the proposed change would provide the Series the maximum flexibility allowed for non-diversified funds under the 1940 Act.

The Board believes that the Series should operate only under the restrictions that are imposed under the 1940 Act and that approval of the proposed change would be in the best interests of the Series and their shareholders. Further, the elimination of the policy set forth above is not expected to have any immediate effect on the way the Series are managed.

3.C.iii. Current Fundamental Policy/Restriction. The chart below describes each applicable Series’ current fundamental policy regarding short sales or short positions.

Applicable Series	Current Fundamental Policy
Diversified Tax Exempt Series, Equity Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Small Cap Series, Tax Managed Series, Technology Series, World Opportunities Series	None of the Series may make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless no more than 25% of a Series’ net assets (taken at a current value) are held as collateral for such sales at any one time.

Proposed Fundamental Policy/Restriction. None. It is proposed that the Series’ fundamental policy restricting short sales or short positions be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

Analysis of Proposed Changes.

The 1940 Act generally permits the Series to sell securities short, so long as such short sale does not result in the creation of a “senior security”. Under guidance provided by the SEC and its staff, the selling of securities short by a Series generally will be deemed not to result in the creation of a senior security (and will, therefore, be permissible), so long as the Series “covers” its obligations under the short sale. Under the current law, the obligation would be deemed to be covered if at all times that the short position is open the Series earmarks or segregates cash or liquid securities that have a value sufficient to close out its short position. If approved, each of the Series would be permitted to sell securities short consistent with the SEC’s coverage requirements. However, the Series also would require Board approval in order to begin engaging in short sales. The Board believes approval the proposed change would be in the best interests of the Series and their shareholders.

3.C.iv. Current Fundamental Policy/Restriction. The chart below describes each applicable Series’ current fundamental policy regarding participation in a joint or joint and several basis in trading account in securities.

Applicable Series	Current Fundamental Policy
Diversified Tax Exempt Series, Equity Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Small Cap Series, Tax Managed Series, Technology Series, World Opportunities Series	None of the Series may participate on a joint or joint and several basis in any trading account in securities.

Proposed Fundamental Policy/Restriction. None. It is proposed that the Series’ fundamental policy restricting participation on a joint or joint and several basis be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

Analysis of Proposed Changes.

The 1940 Act does not require the Series to have a fundamental policy regarding participating on a joint or joint and several basis in any trading account in securities. Rule 17d-1 under the 1940 Act does broadly prohibit the Series from participating in joint transactions, including joint trading accounts, with affiliates or affiliates of affiliates. However, the SEC has adopted certain exceptions from the general prohibition on participation in joint transactions and has authority to grant exemptions from the prohibitions on joint transactions. Even if elimination of the current fundamental investment policy is approved by shareholders, the Series do not currently intend to participate in any trading account or other transaction on a joint or joint and several basis. However, the Board believes that approval the proposed change would be in the best interests of the Series and their shareholders because it would allow flexibility in the future for the Series, consistent with the 1940 Act, to participate in joint transactions or seek exemptive relief to participate in joint transactions.

3.C.v. Current Fundamental Policy/Restriction. The chart below describes each applicable Series’ current fundamental policy regarding investment in oil, gas or other mineral exploration or development programs.

Applicable Series	Current Fundamental Policy
Diversified Tax Exempt Series, Equity Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Small Cap Series, Tax Managed Series, Technology Series, World Opportunities Series	None of the Series may invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

Proposed Fundamental Policy/Restriction. None. It is proposed that the Series’ fundamental policy regarding investments in oil, gas or other mineral exploration or development programs be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

Analysis of Proposed Changes.

The 1940 Act does not currently require the Series to have a fundamental policy regarding investments in oil, gas, or mineral exploration or development programs. The current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. As a result, it is proposed that the current fundamental policy be eliminated. The elimination of this fundamental policy is not expected to affect the management of the Series. The Board believes that approval of the proposed change would be in the best interests of the Series and their shareholders.

3.C.vi. Current Fundamental Policy/Restriction. The chart below describes each applicable Series’ current fundamental policy regarding officers and directors of the Fund.

Applicable Series	Current Fundamental Policy

Diversified Tax Exempt Series, Equity Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Overseas Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Small Cap Series,

Tax Managed Series, Technology Series, World Opportunities Series

The Series will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment advisor and one or more of such officers or directors of the Fund or its investment advisor owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

Proposed Fundamental Policy/Restriction. None. It is proposed that the Series’ fundamental policy restricting purchases of securities in which officers and directors of the Series may have an interest be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

Analysis of Proposed Changes. The 1940 Act does not require the Series to have a fundamental policy regarding purchasing or retaining securities of an issuer if an officer or director of such issuer is an officer or director of the Series or its investment advisor and one or more of such officers or directors of the Series or its investment advisor owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities. However, the 1940 Act includes provisions that effectively limit the Series’ ability to invest in transactions where there is likely to be a conflict of interest. For example, provisions of the 1940 Act could result in an independent director of the Fund losing his or her independent status if the Series purchases securities of an issuer in which the director has an interest. In addition, the 1940 Act includes broad prohibitions on the Series’ ability to transact directly and transact jointly with any company that is an affiliated person or affiliated person of the Fund. The current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The Board believes that the Series should operate only under the restrictions that are imposed under the 1940 Act in this area and that approval of this Proposal would be in the best interests of the Series and their shareholders.

3.C.vii. Current Fundamental Policy/Restriction. The chart below describes each applicable Series’ current fundamental policy regarding investing in any company with less than three years continuous operation.

Applicable Series	Current Fundamental Policy
Diversified Tax Exempt Series, International Series, Life Sciences Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Pro-Blend Conservative Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Pro-Blend Moderate Term Series, Small Cap Series, Tax Managed Series, Technology Series, World Opportunities Series	The Series will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Series’ assets would be invested in securities of such companies.

Proposed Fundamental Policy/Restriction. None. It is proposed that the Series’ fundamental policy restricting investing in any company with less than three years continuous operation be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

Analysis of Proposed Changes.

The current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and the 1940 Act does not require the current fundamental policy. If this policy is eliminated and Advisor determines it is advisable to invest in securities of a company that has less than three years of continuous operating history, shareholders would have a greater exposure to the risks associated with such investments. However, the Board does not believe that elimination of the current fundamental policy would materially increase the risks to fund shareholders and believes that it is preferable to rely on the investment experience and expertise of the Advisor. Accordingly, the Board believes that elimination of the current fundamental policies regarding investment in “unseasoned issuers” is in the best interests of the Series and their shareholders.

ADDITIONAL INFORMATION

INFORMATION ABOUT OFFICERS OF THE FUND

The chart below provides basic information about each officer of the Fund, as of July 31, 2007.

Name, Address and Age	Positions Held With the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past 5 Years
B. Reuben Auspitz*, 290 Woodcliff Dr. Fairport, NY 14450, 60	Principal Executive Officer, President, Chairman and Director	Indefinite – Director since 1984, Principal Executive Officer since 2002, President since 2004, Vice President 1984-2003	Executive Vice President; Co-Executive Director: Executive Group Member; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member

Jeffrey S. Coons*, 290 Woodcliff Dr. Fairport, NY 14450, 43	Vice President	Since 2004	Executive Group Member since 2003 and Co-Director of Research since 2002 Manning & Napier Advisors, Inc. Managing Director – Risk Management, Manning & Napier Advisors, Inc., 1993 – 2002 Holds one or more of the following Titles for various subsidiaries and Affiliates: President, Director, Treasurer, or Senior Trust Officer

Christine Glavin*, 290 Woodcliff Dr. Fairport, NY 14450, 40	Principal Financial Officer, Chief Financial Officer	Principal Financial Officer since 2002; Chief Financial Officer since 2001	Fund Accounting Manager, Manning & Napier Advisors, Inc.

Jodi L. Hedberg*, 290 Woodcliff Dr. Fairport, NY 14450, 39	Corporate Secretary, Chief Compliance Officer, Anti- Money Laundering (AML) Compliance Officer	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti- Money Laundering (AML) Compliance Officer since 2002.	Director of Compliance, Manning & Napier Advisors, Inc. & affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc.

*

Mr. Auspitz, Dr. Coons, Ms. Glavin and Ms. Hedberg each own securities in the Advisor, Manning & Napier Advisory Advantage Corporation, Manning & Napier Investor Services, Inc., Manning & Napier Capital Company, LLC and Manning & Napier Alternative Opportunities, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the Fund. Representatives of PwC are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The following series of the Fund have a fiscal year end of October 31: Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Tax Managed Series, Equity Series, and Overseas Series (collectively, the “10/31 Series”).

The following series of the Fund have a fiscal year end of December 31: Small Cap Series, International Series, World Opportunities Series, Life Sciences Series, Technology Series, Financial Services Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Core Bond Series, and Core Plus Bond Series (collectively, the “12/31 Series”).

Audit Fees. Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by PwC for the audit of the Fund’s annual financial statements and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those years. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

	2006	2005
10/31 Series	$183,215	$172,024
12/31 Series	$254,830	$236,600
Total for Fund	$438,045	$408,624

Audit-Related Fees. There were no fees billed to the Fund in each of the last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above (together, “Audit-Related Services”). With respect to engagements that related directly to the operations or financial reporting of the Fund, below are the aggregate fees billed by PwC for Audit-Related Services to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund (together referred to herein as “Affiliated Service Providers”) for each of the last two fiscal years. These fees were for Rule 17Ad-13 of the Securities Exchange Act of 1934 internal control examinations, a license for proprietary automated financial statement disclosure software and a license for proprietary authoritative financial reporting and assurance literature library software.

	2006	2005
Total for Advisor and Affiliated Service Providers	$9,317	$6,024

Tax Fees. Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by PwC for tax compliance, tax advice and tax planning (together, “Tax-Related Services”). The Tax-Related Services provided by PwC related to the preparation of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes. With respect to engagements that related directly to the operations or financial reporting of the Fund, there were no fees billed by PwC for Tax-Related Services to the Advisor or the Affiliated Service Providers for each of the last two fiscal years.

	2006	2005
10/31 Series	$43,225	$41,150
12/31 Series	$65,120	$62,020
Total for Fund	$108,345	$103,170

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

All Other Fees. There were no fees billed to the Fund in each of the last two fiscal years for other products and services by PwC, other than the services reported above (together, “Other Fees”). With respect to engagements that related directly to the operations or financial reporting of the Fund, PwC did not bill the Advisor or the Affiliated Service Providers for Other Fees in each of the last two fiscal years.

Aggregate Non-Audit Fees. Below are the aggregate non-audit fees billed for each of the last two fiscal years by PwC for services rendered to the Fund, the Advisor and the Affiliated Service Providers.

	2006	2005
10/31 Series	$43,225	$41,150
12/31 Series	$65,120	$62,020
Advisor and the Affiliated Service Providers	$9,317	$51,129

Audit Committee Pre-Approval Policies and Procedures. As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.

Board Consideration of Non-Audit Services. The Audit Committee has considered whether PwC’s provision of non-audit services that were rendered to the Advisor and Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund and each Series, as applicable.

COMMUNICATIONS WITH THE BOARD

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Fund at 290 Woodcliff Drive, Fairport, New York 14450. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

VOTING INFORMATION

Each share of a Series is entitled to one vote on Proposals affecting that Series, and a fractional share is entitled to a proportionate share of one vote. Any shareholder giving a proxy has the power to revoke it by mail (addressed to 290 Woodcliff Drive, Fairport New York 14450), by executing a proxy bearing a later date, or by attending and voting at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum

With respect to Proposal 1, the presence at the Meeting, in person or by proxy, of the holders of one-third of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to the Fund. With respect to Proposals 2 and 3, the presence at the Meeting, in person or by proxy, of the holders of one-third of the shares of a Series entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to that Series.

Required Vote for the Proposals

With respect to Proposal 1, provided that a quorum is present, an affirmative vote of a majority of the shares cast at the Meeting is required to elect a Nominee as a Director of the Fund. Approval of Proposals 2 and 3 require an affirmative vote of a “majority of the outstanding voting securities” of the applicable Series. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of a Series means the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Series present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Series.

Abstentions and Broker Non-Votes

Abstentions and “broker non-votes” (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and “broker non-votes” will have the same effect as a vote “against” Proposals 2 and 3. Abstentions and “broker non-votes” will not affect Proposal 1 because the Fund’s voting requirement is based on shares actually “cast” at the Meeting.

Outstanding Shares of each Series

As of August 31, 2007, the following numbers of shares of each Series of the Fund were outstanding:

Series	Number of Shares Outstanding
Core Bond Series	4,693,773.158
Core Plus Bond Series	25,605,631.119
Diversified Tax Exempt Series	19,640,726.199
Equity Series	7,044,161.614
Financial Services Series	11,831,628.851
International Series	23,816,638.202
Life Sciences Series	23,273,823.179
New York Tax Exempt Series	10,059,855.443
Ohio Tax Exempt Series	2,343,648.098
Overseas Series	5,490,442.336
Pro-Blend Conservative Term Series	8,054,827.224

Pro-Blend Extended Term Series	32,762,154.881
Pro-Blend Maximum Term Series	25,073,914.841
Pro-Blend Moderate Term Series	26,015,244.442
Small Cap Series	14,860,608.702
Tax Managed Series	856,696.302
Technology Series	17,454,752.838
World Opportunities Series	54,107,097.584

Adjournment

In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. If the proposed adjournment relates to a Proposal on which Series are voting individually, any such adjournment with respect to a particular Series will require the affirmative vote of the holders of a majority of that Series’ shares present in person or by proxy and entitled to vote at the Meeting. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that proposal, provided that “broker non-votes” and abstentions will be disregarded for this purpose.

OWNERSHIP OF THE SERIES

Appendix E sets forth the beneficial owners of more than 5% of each Series’ shares. To the best of the Fund’s knowledge, as of August 31, 2007, no person beneficially owned more than 5% of outstanding shares of any Series, except as stated in Appendix E.

The Board and officers as a group own less than 1% of the outstanding shares of each Series.

COST AND METHOD OF PROXY SOLICITATION

The Fund will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by mail, Internet or telephone. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Fund, who will not be paid for these services, and/or by Broadridge Financial Solutions, a professional proxy solicitor retained by the Fund for an estimated fee of $270,000, plus out-of-pocket expenses. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. The Fund may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred by them in forwarding of the proxy materials to beneficial owners.

SERVICE PROVIDERS

Investment Advisor

Manning & Napier Advisors, Inc., a New York corporation, has served as the investment advisor to the Fund since inception. The Advisor is located at 290 Woodcliff Drive, Fairport, New York 14450. The Advisor has the authority to manage the Series in accordance with the investment objective, policies and restrictions of the Series and subject to general supervision of the Board. It also provides the Fund with ongoing management supervision and policy direction.

Principal Underwriter

Manning & Napier Investor Services, Inc., a New York corporation, has served as the principal underwriter of the shares of the Series since the inception of the firm in 1990. The Principal Underwriter is located at the same offices as the Advisor.

Custodian and Transfer Agent

Mellon Trust of New England, 135 Santilli Hwy, Everett, Massachusetts 02149, and its global custody network act as custodian of all cash and securities for the account of the Fund. Manning & Napier Advisors, Inc, 290 Woodcliff Drive, Fairport, New York 14450, acts as the transfer agent, and CITI Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 is the sub-transfer agent of the Fund.

INDEX OF APPENDICES

APPENDIX A	GOVERNANCE AND NOMINATING COMMITTEE CHARTER

APPENDIX B	NEW INVESTMENT ADVISORY AGREEMENT

APPENDIX C	PROPOSALS

APPENDIX D	POLICY REGARDING HEDGING AND DERIVATIVE TRANSACTIONS

APPENDIX E	BENEFICIAL OWNERS OF THE FUND

Appendix A

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

I.	THE COMMITTEE

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors (the “Board”) of the Exeter Fund, Inc. (the “Fund”) pursuant to Article II, Section 9 of the Fund’s By-Laws, as most recently amended on June 29, 2004. The Committee consists of such number of members (not less than two) as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “Independent Directors.” For purposes of this Charter, Independent Directors shall mean members of the Board who are not interested persons of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	BOARD NOMINATIONS AND FUNCTIONS.

1. The Committee shall select and nominate all persons to serve as Independent Directors. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the investment adviser and other principal service providers for the Fund. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the investment adviser or service providers.

2. The Committee also shall evaluate the qualifications of and make recommendations for “interested” Director candidates to the Board.

3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4. The Committee may adopt from time to time certain criteria that may be used by the Committee when evaluating the qualifications of potential nominees for the Board. A current non-exhaustive list of such criteria is set forth in Appendix A, as may be amended by the Committee as it deems appropriate.

5. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in accordance with the procedures set forth in Appendix B, as the Committee may amend as it deems appropriate.

6. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (ii) the Fund’s investment adviser(s), (iv) the Fund’s stockholders, as provided on Appendix B, and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

III.	COMMITTEE NOMINATIONS AND FUNCTIONS.

1. The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

2. The Committee has the authority to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

3. The Committee shall, on an annual basis or at least as often as is required by law, review the performance of all Board members. The Committee may invite any or all Interested Directors or others to participate in such reviews as it deems appropriate.

IV.	OTHER POWERS AND RESPONSIBILITIES.

1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s By-Laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall govern.

5. The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

Appendix A

Criteria for the Nominating Committee’s Consideration of

Potential Nominees for the Board

The Committee may take into account a wide variety of criteria in considering potential nominees for the Board, including (but not limited to): (i) the nominee’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the nominee’s ability to qualify as an Independent Director for purposes of the Investment Company Act of 1940, as amended; and (viii) such other criteria as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Appendix B

Procedures for the Nominating Committee’s Consideration of

Potential Nominees Submitted by Stockholders

A nominee for nomination as a Director submitted by a stockholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.

A stockholder or group of stockholders (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned at least 5% of the Fund’s common stock for at least two years prior to the date the Nominating Stockholder submits a candidate for nomination as a Director may submit one candidate to the Committee for consideration at an annual meeting of stockholders.

2.

The Nominating Stockholder must submit any such recommendation (a “Stockholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.

The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than the date specified in a public notice by the Fund. Such public notice shall be made at least 30 calendar days prior to the deadline for submission of Stockholder Recommendations. Such public notice may be given in a stockholder report or other mailing to stockholders or by any other means deemed by the Committee or the Board of Directors to be reasonably calculated to inform stockholders.

4.

The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder (as defined below); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder; (E) whether the Nominating Stockholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background ; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the Nominating Stockholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder. “Associated Person of the Nominating Stockholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Stockholder or (b) any person required to be identified pursuant to clause (vi).

5.

The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

Appendix B

MANNING & NAPIER FUND, INC.

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this          day of             ,             , by and between MANNING & NAPIER FUND, INC. (the “Fund”), a corporation organized under the laws of the State of Maryland, and MANNING & NAPIER ADVISORS, INC. (the “Advisors”).

W I T N E S S E T H:

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

1.	In General

The Advisor agrees, all as more fully set forth herein, to act as managerial investment advisor to each of the portfolios of the Fund referenced on Schedule A, as may be amended from time to time by written agreement between the parties, with respect to the investment of its assets and to supervise and arrange the purchase and sale of securities held in each portfolio of the Fund and generally administer the affairs of the Fund.

2.	Duties and Obligations of the Advisor with respect to Management of the Fund

(a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Directors of the Fund, the Advisor shall:

(i) Decide what securities and other assets shall be purchased or sold by each portfolio of the Fund and when;

(ii) Arrange for the purchase and the sale of securities and other assets held in each portfolio of the Fund by placing purchase and sale orders for the Fund; and

(iii) To carry out the obligations above, the Advisor shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) All services performed by the Advisor, including any investment purchases or sales, shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the Investment Company Act of 1940 (the “Act”) and of any rules or regulations in force thereunder; (2) any other applicable provisions of law including, without limitation, the Internal Revenue Code and the Investment Advisers Act of 1940 (the “Advisers Act”); (3) the provisions of the Articles of Incorporation and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Directors of the Fund; and (5) the Fund’s registration statement on Form N-1A.

(c) The Advisor shall also administer the affairs of the Fund and, in connection therewith, shall be responsible for (i) overseeing the Fund’s insurance relationships; (ii) preparing for the Fund (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Fund’s shareholders and Directors and reports to and other filings with the Securities and Exchange Commission and any other governmental agency (the Fund agreeing to supply or to cause to be supplied to the Advisor all necessary financial and other information in connection with the foregoing); (iii) preparing such applications and reports as may be necessary to register or maintain the Fund’s registration and/or the registration of its shares under the securities or “blue-sky” laws of the various states (the Fund agreeing to pay all filing fees or other similar fees in connection therewith); (iv) responding to all inquiries or other communications of shareholders, if any, which are directed to the Advisor, or if any such inquiry or communication is more properly to be responded to by the Fund’s transfer agent, custodian or accounting services agent, the Advisor is responsible for directing such inquiry to the appropriate party in a timely fashion and ensuring that such inquiry is responded to; and (v) authorizing and directing any of the Advisor’s directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Advisor under this Agreement may be furnished through the medium of any such directors, officers or employees of the Advisor.

(d) The Advisor shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund under this Agreement, except as otherwise provided herein or as may be necessary for the Advisor to supply to the Fund or its Board the information required to be supplied under this Agreement.

The Advisor shall maintain separate books and detailed records of all matters pertaining to the securities and other assets held by the Fund as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, accounting services agent, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the securities and other assets, and shall preserve such records for the periods and in the manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Fund upon the termination of this Agreement (the Advisor may retain a copy of such records) and shall be available without delay during any day the Fund is open for business. The Advisor agrees that all Fund Books and Records are property of the Fund.

(e) The Board has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Board has determined to delegate the authority and responsibility to vote proxies for the Fund’s securities to the Advisor. So long as proxy voting authority for the Fund has been delegated to the Advisor, the Advisor shall exercise its proxy voting responsibilities. The Advisor shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Fund. The Advisor shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Advisor may be revoked or modified by the Board at any time.

(f) The Advisor will provide the Fund with any information reasonably requested regarding the services provided hereunder required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-SAR, Form N-Q, Form N-PX, amended registration statement, proxy statement, prospectus supplement or similar document to be filed by the Fund with the Commission. The Advisor will make its officers and employees available to meet with the Board from time to time on due notice to review its services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(g) The Advisor shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall, have been selected in good faith. Nothing herein contained shall, however, be construed to protect the Advisor against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein. The Fund agrees to indemnify the Advisor to the full extent permitted by the Fund’s Articles of Incorporation. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights that the Fund may have under any federal securities laws.

(h) Nothing in this Agreement shall prevent the Advisor or any affiliated person (as defined in the Act) of the Advisor from acting as investment advisor or manager and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the Advisor or any such affiliated person from buying, selling or trading any securities or hedging instruments for its or their own accounts or for the accounts of others from whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

(i) Nothing in this Agreement shall permit the Advisor to take or receive physical possession of cash, securities or other investments of the Fund. The cash, securities or other investments of the Fund shall be held in the custody of an entity chosen by the Fund to act as the Fund’s custodian (the “Custodian”). The Fund represents and agrees that any such Custodian shall be a “qualified custodian” as defined in Rule 206(4)-2 under the Advisers Act. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees. The cash, securities or other investments of the Fund are held in the custody of the Custodian, and the Advisor shall have no responsibility or liability with respect to custody arrangements or the acts, omissions or other conduct of the Custodian.

(j) The Advisor is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Advisor is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Advisor, there is no proceeding or investigation that is reasonably likely to result in the Advisor being prohibited from performing the services contemplated by this Agreement. The Advisor agrees to promptly notify the Fund of the occurrence of any event that would disqualify the Advisor from serving as an investment adviser to a registered investment company. The Advisor is in compliance, in all material respects, with all applicable federal and state law in connection with its investment management operations.

3.	Broker-Dealer Relationships

The Advisor shall determine the securities and other assets to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers, including futures commission merchants, to carry out the policy with respect to brokerage set forth in the Fund’s registration statement on Form N-1A or as the Board of Directors may direct from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, including futures commission merchants, the Advisor will use its best efforts to seek on behalf of the Fund the best overall terms available under the circumstances. In assessing the best overall terms available for any transaction, the Advisor shall consider all factors that it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Advisor may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board of Directors of the Fund and Section 28(e) of the Exchange Act, the Advisor is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Advisor to its discretionary clients, including the Fund. The Advisor shall not take into account the sale of shares of the Fund when allocating purchase and sale orders for portfolio securities to brokers or dealers. In no instance, will the Fund’s securities or other assets be purchased from or sold to the Advisor, the Fund’s principal underwriter, or any affiliated person of either the Fund, Advisor, or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Advisor, the Advisor may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Advisor will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Advisor reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

4.	Allocation of Expenses

The Advisor agrees that it will furnish the Fund, at the Advisor’s expense, with all office space and facilities, and equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Advisor will also pay all compensation of all Directors, officers and employees of the Fund who are affiliated persons of the Advisor. All costs and expenses not expressly assumed by the Advisor under this Agreement shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses to its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund’s custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify its officers and Directors with respect thereto.

5.	Compensation of the Advisor

(a) The Fund agrees to pay the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor hereunder, an annual management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates included on Schedule A to this Agreement. The method for determining the net asset value of the Fund for purposes hereof shall be the same as the method for determining the net asset value of the Fund for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s registration statement on Form N-1A. In the event of termination of this Agreement, the fee provided in this paragraph shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Advisor may, in its discretion and from time to time, waive a portion of its fee.

6.	Duration and Termination

(a) This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from the date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

(b) This Agreement may be terminated by the Advisor at any time without penalty upon giving the Fund sixty (60) days’ written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Advisor sixty (60) days’ written notice (which notice may be waived by the Advisor), provided that such termination by the Fund shall be directed or approved by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund at the time outstanding and entitled to vote, or by a majority vote of the Board of Directors. This Agreement shall automatically terminate in the event of its assignment (as so defined).

(c) As used in this Section 6, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

7.	Notice

Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party. Until notified to the contrary, each party’s address for receiving notice is set forth below:

To the Advisor at:	Manning & Napier Advisors, Inc. 290 Woodcliff Drive Fairport, New York 14450 Attention: Legal Department

To the Fund at:	Manning & Napier Fund, Inc. c/o Manning & Napier Advisors, Inc. 290 Woodcliff Drive Fairport, New York 14450 Attention: Legal Department

8.	Amendments

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

9.	Limitation of Liability

It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund personally, but shall bind only the assets of the Fund. The execution and delivery of this Agreement have been authorized by the Directors, and this Agreement has been signed and delivered by an authorized officer of the Fund, acting as such, and neither such authorization by the Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on them personally, but shall bind only the assets of the Fund as provided in the Funds’ current articles of incorporation and by-laws. In addition, no portfolio of the Fund shall be liable for the obligations of any other portfolio of the Fund.

10.	Entire Agreement

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.

The Fund is entering into this Agreement with the Advisor on behalf of the respective portfolios of the Fund severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each portfolio as if contained in separate agreements between the Fund and Advisor for each such portfolio.

11.	Enforceability

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

12.	Governing Law

This Agreement shall be governed by the internal laws of the State of Maryland, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

13.	Miscellaneous

Where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.	Paragraph Headings

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

15.	Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.

MANNING & NAPIER FUND, INC.

By:
B. Reuben Auspitz, President

Attest:

MANNING & NAPIER ADVISORS, INC.

By:
Michelle Thomas, Corporate Secretary

Attest:

Schedule A

FEE SCHEDULE

The Fund agrees to pay the Advisor as full compensation for all services rendered by the Advisor hereunder, an annual management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates listed below:

SERIES	PERCENTAGE
Small Cap Series	1.00%
Technology Series	1.00%
Commodity Series	1.00%
High Yield Bond Series	1.00%
International Series	1.00%
Life Sciences Series	1.00%
Global Fixed Income Series	1.00%
Pro-Blend Moderate Term Series	1.00%
Pro-Blend Extended Term Series	1.00%
World Opportunities Series	1.00%
Tax Managed Series	1.00%
Pro-Blend Maximum Term Series	1.00%
New York Tax Exempt Series	0.50%
Ohio Tax Exempt Series	0.50%
Diversified Tax Exempt Series	0.50%
Pro-Blend Conservative Term Series	0.80%
Equity Series	1.00%
Overseas Series	0.70%
Financial Services Series	1.00%
Core Bond Series	0.60%
Core Plus Bond Series	0.70%

Appendix C

Table of Contents

C-2	Core Bond Series
C-2	Core Plus Bond Series
C-3	Diversified Tax Exempt Series
C-8	Equity Series
C-13	Financial Services Series
C-14	International Series
C-19	Life Sciences Series
C-24	New York Tax Exempt Series
C-30	Ohio Tax Exempt Series
C-35	Overseas Series
C-40	Pro-Blend Conservative Term Series
C-45	Pro-Blend Extended Term Series
C-50	Pro-Blend Maximum Term Series
C-55	Pro-Blend Moderate Term Series
C-60	Small Cap Series
C-65	Tax Managed Series
C-70	Technology Series
C-76	World Opportunities Series

CORE BOND SERIES

BORROWING	PROPOSAL 3.A.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may borrow, except that each Series may (a) borrow from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) to the extent consistent with the Series’ investment objective and policies, enter into reverse repurchase agreements, forward roll transactions and similar investment techniques and strategies. To the extent it engages in transactions described in (a) and (b), the Series will be limited so that no more than 33 1/3% of its total assets (including the amount borrowed), less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

NEW FUNDAMENTAL POLICY

The Series may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

BUYING OR SELLING OF COMMODITIES OR COMMODITY CONTRACTS	PROPOSAL 3.A.V.

CURRENT FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

NEW FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

CORE PLUS BOND SERIES

BORROWING	PROPOSAL 3.A.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may borrow, except that each Series may (a) borrow from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) to the extent consistent with the Series’ investment objective and policies, enter into reverse repurchase agreements, forward roll transactions and similar investment techniques and strategies. To the extent it engages in transactions described in (a) and (b), the Series will be limited so that no more than 33 1/3% of its total assets (including the amount borrowed), less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

NEW FUNDAMENTAL POLICY

The Series may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

BUYING OR SELLING OF COMMODITIES OR COMMODITY CONTRACTS	PROPOSAL 3.A.V.

CURRENT FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

NEW FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

DIVERSIFIED TAX EXEMPT SERIES

BORROWING	PROPOSAL 3.A.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may borrow money, except from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series’ total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

NEW FUNDAMENTAL POLICY

The Series may not borrow, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

PERCENTAGE OF INVESTMENTS IN ANY ONE INDUSTRY	PROPOSAL 3.A.II.

CURRENT FUNDAMENTAL POLICY

The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. government securities).

NEW FUNDAMENTAL POLICY

The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The foregoing policy generally applies to the Life Sciences Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the life sciences industry. The foregoing policy generally applies to the Technology Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the technology industry.

LOANS	PROPOSAL 3.A.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make loans, except that each may invest in debt securities and repurchase agreements.

NEW FUNDAMENTAL POLICY

The Series may not make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

SENIOR SECURITIES OR PLEDGING ITS ASSETS	PROPOSAL 3.A.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may issue senior securities or pledge its assets, except that each Series may invest in futures contracts and related options.

NEW FUNDAMENTAL POLICY

The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

BUYING OR SELLING OF COMMODITIES OR COMMODITY CONTRACTS	PROPOSAL 3.A.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may buy or sell commodities or commodity contracts (the Small Cap, Commodity, Technology, International, Life Sciences, and World Opportunities Series expressly provide that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although each Series may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

UNDERWRITING OF SECURITIES	PROPOSAL 3.A.VI.

CURRENT FUNDAMENTAL POLICY

None of the Series may act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

NEW FUNDAMENTAL POLICY

The Series may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

DIVERSIFICATION	PROPOSAL 3.A.VII.

CURRENT FUNDAMENTAL POLICY

The Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

NEW FUNDAMENTAL POLICY

The Series may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

RESTRICTED SECURITIES	PROPOSAL 3.B.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

SECURITIES ON MARGIN	PROPOSAL 3.B.II.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions).

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES	PROPOSAL 3.B.III.

CURRENT FUNDAMENTAL POLICY

Each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. None of the Series, except the World Opportunities Series, will purchase or retain securities issued by open-end investment companies (other than money market funds for temporary investment).

Each Series may purchase shares of closed-end (and the World Opportunities may also purchase shares of open-end) investment companies that are traded on national exchanges to the extent permitted by applicable law.

NEW NON-FUNDAMENTAL POLICY

Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

OPTIONS	PROPOSAL 3.B.V.

CURRENT FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

NEW NON-FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

HEDGING AND DERIVATIVE TRANSACTIONS	PROPOSAL 3.B.VI.

CURRENT FUNDAMENTAL POLICY

Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may (i) write covered call options on common stocks; (ii) purchase and sell (on a secured basis) put options; (iii) engage in closing transactions with respect to put and call options; (iv) purchase forward foreign currency exchange contracts to hedge currency exchange rate risk; (v) purchase and sell stock index futures contracts and options on stock index futures contracts; (vi) conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes. The current fundamental policies for hedging (derivative transactions) are set forth in Appendix D.

NEW NON-FUNDAMENTAL POLICY

See Appendix D.

FOREIGN SECURITIES	PROPOSAL 3.B.VII.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase foreign securities if as a result of the purchase of such securities more than 10% of a Series’ assets (25% in the case of the Life Sciences Series and 100% in the case of the International and World Opportunities Series) would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase foreign securities.

PURPOSE OF EXERCISING CONTROL	PROPOSAL 3.C.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may make investments for the purpose of exercising control or management.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investment for the purpose of exercising control over management be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

SHORT SALES OR SHORT POSITIONS	PROPOSAL 3.C.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless no more than 25% of a Series’ net assets (taken at a current value) are held as collateral for such sales at any one time.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting short sales or short positions be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PARTICIPATION ON A JOINT OR JOINT AND SEVERAL BASIS	PROPOSAL 3.C.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may participate on a joint or joint and several basis in any trading account in securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting participation on a joint or joint and several basis be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS	PROPOSAL 3.C.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy regarding investments in oil, gas or other mineral exploration or development programs be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OFFICERS AND DIRECTORS OF THE FUND	PROPOSAL 3.C.VI.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment advisor and one or more of such officers or directors of the Fund or its investment advisor owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting purchases of securities in which officers and directors of the Series may have an interest be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

INVESTING IN COMPANIES WITH LESS THAN THREE YEARS CONTINUOUS OPERATION	PROPOSAL 3.C.VII.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Series’ assets would be invested in securities of such companies.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investing in any company with less than three years continuous operation be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

EQUITY SERIES

BORROWING	PROPOSAL 3.A.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may borrow money, except from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series’ total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

NEW FUNDAMENTAL POLICY

The Series may not borrow, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

PERCENTAGE OF INVESTMENTS IN ANY ONE INDUSTRY	PROPOSAL 3.A.II.

CURRENT FUNDAMENTAL POLICY

The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. government securities).

NEW FUNDAMENTAL POLICY

The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The foregoing policy generally applies to the Life Sciences Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the life sciences industry. The foregoing policy generally applies to the Technology Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the technology industry.

LOANS	PROPOSAL 3.A.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make loans, except that each may invest in debt securities and repurchase agreements and may engage in securities lending.

NEW FUNDAMENTAL POLICY

The Series may not make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

SENIOR SECURITIES OR PLEDGING ITS ASSETS	PROPOSAL 3.A.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may issue senior securities or pledge its assets, except that each Series may invest in futures contracts and related options.

NEW FUNDAMENTAL POLICY

The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

BUYING OR SELLING OF COMMODITIES OR COMMODITY CONTRACTS	PROPOSAL 3.A.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may buy or sell commodities or commodity contracts (the Tax Managed Series also expressly provides that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. The Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Conservative Term Series, Pro-Blend Maximum Term Series, Equity Series, and Overseas Series may not buy or sell commodities or commodity contracts, provided that the Series may enter into all types of futures and forward contracts on currency, securities, economic and other indices and may purchase and sell options on such futures contracts. In addition, the Series in the preceding sentence may not buy or sell real estate or interests in real estate, although they may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

UNDERWRITING OF SECURITIES	PROPOSAL 3.A.VI.

CURRENT FUNDAMENTAL POLICY

None of the Series may act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

NEW FUNDAMENTAL POLICY

The Series may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

DIVERSIFICATION	PROPOSAL 3.A.VII.

CURRENT FUNDAMENTAL POLICY

The Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

NEW FUNDAMENTAL POLICY

The Series may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

RESTRICTED SECURITIES	PROPOSAL 3.B.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

SECURITIES ON MARGIN	PROPOSAL 3.B.II.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions).

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES	PROPOSAL 3.B.III.

CURRENT FUNDAMENTAL POLICY

Each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

The Series may not invest assets in securities of any other open-end investment company, except (1) by purchase in the open market involving only customary brokers’ commissions, (2) in connection with mergers, acquisitions of assets, or consolidation, or (3) as otherwise permitted by law, including the 1940 Act.

NEW NON-FUNDAMENTAL POLICY

Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

WARRANTS	PROPOSAL 3.B.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

NEW NON-FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

OPTIONS	PROPOSAL 3.B.V.

CURRENT FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

NEW NON-FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

HEDGING AND DERIVATIVE TRANSACTIONS	PROPOSAL 3.B.VI.

CURRENT FUNDAMENTAL POLICY

Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may (i) write covered call options on common stocks; (ii) purchase and sell (on a secured basis) put options; (iii) engage in closing transactions with respect to put and call options; (iv) purchase forward foreign currency exchange contracts to hedge currency exchange rate risk; (v) purchase and sell stock index futures contracts and options on stock index futures contracts; (vi) conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes. The current fundamental policies for hedging (derivative transactions) are set forth in Appendix D.

NEW NON-FUNDAMENTAL POLICY

See Appendix D.

FOREIGN SECURITIES	PROPOSAL 3.B.VII.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase foreign securities if as a result of the purchase of such securities more than 25% of a Series’ assets (100% in the case of the Overseas Series) would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase foreign securities if as a result of the purchase of such securities more than 10% of a Series’ assets would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

PURPOSE OF EXERCISING CONTROL	PROPOSAL 3.C.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may make investments for the purpose of exercising control or management.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investment for the purpose of exercising control over management be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

SHORT SALES OR SHORT POSITIONS	PROPOSAL 3.C.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless no more than 25% of a Series’ net assets (taken at a current value) are held as collateral for such sales at any one time.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting short sales or short positions be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PARTICIPATION ON A JOINT OR JOINT AND SEVERAL BASIS	PROPOSAL 3.C.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may participate on a joint or joint and several basis in any trading account in securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting participation on a joint or joint and several basis be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS	PROPOSAL 3.C.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy regarding investments in oil, gas or other mineral exploration or development programs be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OFFICERS AND DIRECTORS OF THE FUND	PROPOSAL 3.C.VI.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment advisor and one or more of such officers or directors of the Fund or its investment advisor owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting purchases of securities in which officers and directors of the Series may have an interest be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

FINANCIAL SERVICES SERIES

BORROWING	PROPOSAL 3.A.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may borrow, except that each Series may (a) borrow from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) to the extent consistent with the Series’ investment objective and policies, enter into reverse repurchase agreements, forward roll transactions and similar investment techniques and strategies. To the extent it engages in transactions described in (a) and (b), the Series will be limited so that no more than 33 1/3% of its total assets (including the amount borrowed), less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

NEW FUNDAMENTAL POLICY

The Series may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

BUYING OR SELLING OF COMMODITIES OR COMMODITY CONTRACTS	PROPOSAL 3.A.V.

CURRENT FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

NEW FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

INTERNATIONAL SERIES

BORROWING	PROPOSAL 3.A.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may borrow money, except from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series’ total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

NEW FUNDAMENTAL POLICY

The Series may not borrow, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

PERCENTAGE OF INVESTMENTS IN ANY ONE INDUSTRY	PROPOSAL 3.A.II.

CURRENT FUNDAMENTAL POLICY

The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. government securities).

NEW FUNDAMENTAL POLICY

The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The foregoing policy generally applies to the Life Sciences Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the life sciences industry. The foregoing policy generally applies to the Technology Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the technology industry.

LOANS	PROPOSAL 3.A.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make loans, except that each may invest in debt securities and repurchase agreements.

NEW FUNDAMENTAL POLICY

The Series may not make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

SENIOR SECURITIES OR PLEDGING ITS ASSETS	PROPOSAL 3.A.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may issue senior securities or pledge its assets, except that each Series may invest in futures contracts and related options.

NEW FUNDAMENTAL POLICY

The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

BUYING OR SELLING OF COMMODITIES OR COMMODITY CONTRACTS	PROPOSAL 3.A.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may buy or sell commodities or commodity contracts (the Small Cap, Commodity, Technology, International, Life Sciences, and World Opportunities Series expressly provide that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although each Series may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

UNDERWRITING OF SECURITIES	PROPOSAL 3.A.VI.

CURRENT FUNDAMENTAL POLICY

None of the Series may act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

NEW FUNDAMENTAL POLICY

The Series may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

DIVERSIFICATION	PROPOSAL 3.A.VII.

CURRENT FUNDAMENTAL POLICY

The Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

NEW FUNDAMENTAL POLICY

The Series may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

RESTRICTED SECURITIES	PROPOSAL 3.B.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

SECURITIES ON MARGIN	PROPOSAL 3.B.II.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions).

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES	PROPOSAL 3.B.III.

CURRENT FUNDAMENTAL POLICY

Each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

None of the Series will purchase or retain securities issued by open-end investment companies (other than money market funds for temporary investment).

Each Series may purchase shares of closed-end (and the World Opportunities may also purchase shares of open-end) investment companies that are traded on national exchanges to the extent permitted by applicable law.

NEW NON-FUNDAMENTAL POLICY

Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

WARRANTS	PROPOSAL 3.B.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

NEW NON-FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

OPTIONS	PROPOSAL 3.B.V.

CURRENT FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

NEW NON-FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

HEDGING AND DERIVATIVE TRANSACTIONS	PROPOSAL 3.B.VI.

CURRENT FUNDAMENTAL POLICY

Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may (i) write covered call options on common stocks; (ii) purchase and sell (on a secured basis) put options; (iii) engage in closing transactions with respect to put and call options; (iv) purchase forward foreign currency exchange contracts to hedge currency exchange rate risk; (v) purchase and sell stock index futures contracts and options on stock index futures contracts; (vi) conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes. The current fundamental policies for hedging (derivative transactions) are set forth in Appendix D.

NEW NON-FUNDAMENTAL POLICY

See Appendix D.

FOREIGN SECURITIES	PROPOSAL 3.B.VII.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase foreign securities if as a result of the purchase of such securities more than 10% of a Series’ assets (25% in the case of the Life Sciences Series and 100% in the case of the International and World Opportunities Series) would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

NEW NON-FUNDAMENTAL POLICY

The Series may invest up to 100% of its assets in foreign securities.

PURPOSE OF EXERCISING CONTROL	PROPOSAL 3.C.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may make investments for the purpose of exercising control or management.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investment for the purpose of exercising control over management be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

SHORT SALES OR SHORT POSITIONS	PROPOSAL 3.C.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless no more than 25% of a Series’ net assets (taken at a current value) are held as collateral for such sales at any one time.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting short sales or short positions be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PARTICIPATION ON A JOINT OR JOINT AND SEVERAL BASIS	PROPOSAL 3.C.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may participate on a joint or joint and several basis in any trading account in securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting participation on a joint or joint and several basis be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS	PROPOSAL 3.C.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy regarding investments in oil, gas or other mineral exploration or development programs be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OFFICERS AND DIRECTORS OF THE FUND	PROPOSAL 3.C.VI.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment advisor and one or more of such officers or directors of the Fund or its investment advisor owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting purchases of securities in which officers and directors of the Series may have an interest be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

INVESTING IN COMPANIES WITH LESS THAN THREE YEARS CONTINUOUS OPERATION	PROPOSAL 3.C.VII.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Series’ assets would be invested in securities of such companies.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investing in any company with less than three years continuous operation be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

LIFE SCIENCES SERIES

BORROWING	PROPOSAL 3.A.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may borrow money, except from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series’ total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

NEW FUNDAMENTAL POLICY

The Series may not borrow, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

PERCENTAGE OF INVESTMENTS IN ANY ONE INDUSTRY	PROPOSAL 3.A.II.

CURRENT FUNDAMENTAL POLICY

The Series may not purchase any securities that would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, (ii) repurchase agreements involving such securities, and (iii) investments in the securities of companies involved in the life sciences industry.

NEW FUNDAMENTAL POLICY

The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The foregoing policy generally applies to the Life Sciences Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the life sciences industry. The foregoing policy generally applies to the Technology Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the technology industry.

LOANS	PROPOSAL 3.A.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make loans, except that each may invest in debt securities and repurchase agreements.

NEW FUNDAMENTAL POLICY

The Series may not make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

SENIOR SECURITIES OR PLEDGING ITS ASSETS	PROPOSAL 3.A.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may issue senior securities or pledge its assets, except that each Series may invest in futures contracts and related options.

NEW FUNDAMENTAL POLICY

The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

BUYING OR SELLING OF COMMODITIES OR COMMODITY CONTRACTS	PROPOSAL 3.A.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may buy or sell commodities or commodity contracts (the Small Cap, Commodity, Technology, International, Life Sciences, and World Opportunities Series expressly provide that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although each Series may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

UNDERWRITING OF SECURITIES	PROPOSAL 3.A.VI.

CURRENT FUNDAMENTAL POLICY

None of the Series may act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

NEW FUNDAMENTAL POLICY

The Series may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

RESTRICTED SECURITIES	PROPOSAL 3.B.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

SECURITIES ON MARGIN	PROPOSAL 3.B.II.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions).

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES	PROPOSAL 3.B.III.

CURRENT FUNDAMENTAL POLICY

Each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

None of the Series will purchase or retain securities issued by open-end investment companies (other than money market funds for temporary investment).

Each Series may purchase shares of closed-end (and the World Opportunities may also purchase shares of open-end) investment companies that are traded on national exchanges to the extent permitted by applicable law.

NEW NON-FUNDAMENTAL POLICY

Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

WARRANTS	PROPOSAL 3.B.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

NEW NON-FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

OPTIONS	PROPOSAL 3.B.V.

CURRENT FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

NEW NON-FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

HEDGING AND DERIVATIVE TRANSACTIONS	PROPOSAL 3.B.VI.

CURRENT FUNDAMENTAL POLICY

Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may (i) write covered call options on common stocks; (ii) purchase and sell (on a secured basis) put options; (iii) engage in closing transactions with respect to put and call options; (iv) purchase forward foreign currency exchange contracts to hedge currency exchange rate risk; (v) purchase and sell stock index futures contracts and options on stock index futures contracts; (vi) conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes. The current fundamental policies for hedging (derivative transactions) are set forth in Appendix D.

NEW NON-FUNDAMENTAL POLICY

See Appendix D.

FOREIGN SECURITIES	PROPOSAL 3.B.VII.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase foreign securities if as a result of the purchase of such securities more than 10% of a Series’ assets (25% in the case of the Life Sciences Series and 100% in the case of the International and World Opportunities Series) would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase foreign securities if as a result of the purchase of such securities more than 25% of a Series’ assets would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

PURPOSE OF EXERCISING CONTROL	PROPOSAL 3.C.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may make investments for the purpose of exercising control or management.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investment for the purpose of exercising control over management be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PERCENTAGE OF INVESTMENT IN ANY ONE ISSUER	PROPOSAL 3.C.II.

CURRENT FUNDAMENTAL POLICY

The Series may not purchase more than 10% of the outstanding voting securities of any one issuer.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy regarding purchasing more than 10% of the outstanding voting securities of any one issuer be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

SHORT SALES OR SHORT POSITIONS	PROPOSAL 3.C.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless no more than 25% of a Series’ net assets (taken at a current value) are held as collateral for such sales at any one time.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting short sales or short positions be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PARTICIPATION ON A JOINT OR JOINT AND SEVERAL BASIS	PROPOSAL 3.C.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may participate on a joint or joint and several basis in any trading account in securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting participation on a joint or joint and several basis be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS	PROPOSAL 3.C.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy regarding investments in oil, gas or other mineral exploration or development programs be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OFFICERS AND DIRECTORS OF THE FUND	PROPOSAL 3.C.VI.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment advisor and one or more of such officers or directors of the Fund or its investment advisor owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting purchases of securities in which officers and directors of the Series may have an interest be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

INVESTING IN COMPANIES WITH LESS THAN THREE YEARS CONTINUOUS OPERATION	PROPOSAL 3.C.VII.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Series’ assets would be invested in securities of such companies.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investing in any company with less than three years continuous operation be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

NEW YORK TAX EXEMPT SERIES

BORROWING	PROPOSAL 3.A.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may borrow money, except from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series’ total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

NEW FUNDAMENTAL POLICY

The Series may not borrow, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

PERCENTAGE OF INVESTMENTS IN ANY ONE INDUSTRY	PROPOSAL 3.A.II.

CURRENT FUNDAMENTAL POLICY

The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. government securities).

NEW FUNDAMENTAL POLICY

The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The foregoing policy generally applies to the Life Sciences Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the life sciences industry. The foregoing policy generally applies to the Technology Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the technology industry.

LOANS	PROPOSAL 3.A.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make loans, except that each may invest in debt securities and repurchase agreements.

NEW FUNDAMENTAL POLICY

The Series may not make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

SENIOR SECURITIES OR PLEDGING ITS ASSETS	PROPOSAL 3.A.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may issue senior securities or pledge its assets, except that each Series may invest in futures contracts and related options.

NEW FUNDAMENTAL POLICY

The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

BUYING OR SELLING OF COMMODITIES OR COMMODITY CONTRACTS	PROPOSAL 3.A.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may buy or sell commodities or commodity contracts (the Small Cap, Commodity, Technology, International, Life Sciences, and World Opportunities Series expressly provide that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although each Series may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

UNDERWRITING OF SECURITIES	PROPOSAL 3.A.VI.

CURRENT FUNDAMENTAL POLICY

None of the Series may act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

NEW FUNDAMENTAL POLICY

The Series may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

DIVERSIFICATION	PROPOSAL 3.A.VII.

CURRENT FUNDAMENTAL POLICY

The Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

NEW FUNDAMENTAL POLICY

The Series may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

RESTRICTED SECURITIES	PROPOSAL 3.B.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

SECURITIES ON MARGIN	PROPOSAL 3.B.II.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions).

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES	PROPOSAL 3.B.III.

CURRENT FUNDAMENTAL POLICY

Each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. None of the Series will purchase or retain securities issued by open-end investment companies (other than money market funds for temporary investment).

Each Series may purchase shares of closed-end (and the World Opportunities may also purchase shares of open-end) investment companies that are traded on national exchanges to the extent permitted by applicable law.

NEW NON-FUNDAMENTAL POLICY

Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

OPTIONS	PROPOSAL 3.B.V.

CURRENT FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

NEW NON-FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

HEDGING AND DERIVATIVE TRANSACTIONS	PROPOSAL 3.B.VI.

CURRENT FUNDAMENTAL POLICY

Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may (i) write covered call options on common stocks; (ii) purchase and sell (on a secured basis) put options; (iii) engage in closing transactions with respect to put and call options; (iv) purchase forward foreign currency exchange contracts to hedge currency exchange rate risk; (v) purchase and sell stock index futures contracts and options on stock index futures contracts; (vi) conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes. The current fundamental policies for hedging (derivative transactions) are set forth in Appendix D.

NEW NON-FUNDAMENTAL POLICY

See Appendix D.

FOREIGN SECURITIES	PROPOSAL 3.B.VII.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase foreign securities if as a result of the purchase of such securities more than 10% of a Series’ assets (25% in the case of the Life Sciences Series and 100% in the case of the International and World Opportunities Series) would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase foreign securities.

PURPOSE OF EXERCISING CONTROL	PROPOSAL 3.C.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may make investments for the purpose of exercising control or management.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investment for the purpose of exercising control over management be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

SHORT SALES OR SHORT POSITIONS	PROPOSAL 3.C.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless no more than 25% of a Series’ net assets (taken at a current value) are held as collateral for such sales at any one time.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting short sales or short positions be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PARTICIPATION ON A JOINT OR JOINT AND SEVERAL BASIS	PROPOSAL 3.C.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may participate on a joint or joint and several basis in any trading account in securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting participation on a joint or joint and several basis be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS	PROPOSAL 3.C.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy regarding investments in oil, gas or other mineral exploration or development programs be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OFFICERS AND DIRECTORS OF THE FUND	PROPOSAL 3.C.VI.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment advisor and one or more of such officers or directors of the Fund or its investment advisor owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting purchases of securities in which officers and directors of the Series may have an interest be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

INVESTING IN COMPANIES WITH LESS THAN THREE YEARS CONTINUOUS OPERATION	PROPOSAL 3.C.VII.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Series’ assets would be invested in securities of such companies.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investing in any company with less than three years continuous operation be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OHIO TAX EXEMPT SERIES

BORROWING	PROPOSAL 3.A.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may borrow money, except from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series’ total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

NEW FUNDAMENTAL POLICY

The Series may not borrow, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

PERCENTAGE OF INVESTMENTS IN ANY ONE INDUSTRY	PROPOSAL 3.A.II.

CURRENT FUNDAMENTAL POLICY

The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. government securities).

NEW FUNDAMENTAL POLICY

The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The foregoing policy generally applies to the Life Sciences Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the life sciences industry. The foregoing policy generally applies to the Technology Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the technology industry.

LOANS	PROPOSAL 3.A.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make loans, except that each may invest in debt securities and repurchase agreements.

NEW FUNDAMENTAL POLICY

The Series may not make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

SENIOR SECURITIES OR PLEDGING ITS ASSETS	PROPOSAL 3.A.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may issue senior securities or pledge its assets, except that each Series may invest in futures contracts and related options.

NEW FUNDAMENTAL POLICY

The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

BUYING OR SELLING OF COMMODITIES OR COMMODITY CONTRACTS	PROPOSAL 3.A.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may buy or sell commodities or commodity contracts (the Small Cap, Commodity, Technology, International, Life Sciences, and World Opportunities Series expressly provide that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although each Series may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

UNDERWRITING OF SECURITIES	PROPOSAL 3.A.VI.

CURRENT FUNDAMENTAL POLICY

None of the Series may act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

NEW FUNDAMENTAL POLICY

The Series may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

DIVERSIFICATION	PROPOSAL 3.A.VII.

CURRENT FUNDAMENTAL POLICY

The Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

NEW FUNDAMENTAL POLICY

The Series may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

RESTRICTED SECURITIES	PROPOSAL 3.B.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

SECURITIES ON MARGIN	PROPOSAL 3.B.II.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions).

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES	PROPOSAL 3.B.III.

CURRENT FUNDAMENTAL POLICY

Each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

None of the Series will purchase or retain securities issued by open-end investment companies (other than money market funds for temporary investment).

Each Series may purchase shares of closed-end (and the World Opportunities may also purchase shares of open-end) investment companies that are traded on national exchanges to the extent permitted by applicable law.

NEW NON-FUNDAMENTAL POLICY

Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

OPTIONS	PROPOSAL 3.B.V.

CURRENT FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

NEW NON-FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

HEDGING AND DERIVATIVE TRANSACTIONS	PROPOSAL 3.B.VI.

CURRENT FUNDAMENTAL POLICY

Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may (i) write covered call options on common stocks; (ii) purchase and sell (on a secured basis) put options; (iii) engage in closing transactions with respect to put and call options; (iv) purchase forward foreign currency exchange contracts to hedge currency exchange rate risk; (v) purchase and sell stock index futures contracts and options on stock index futures contracts; (vi) conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes. The current fundamental policies for hedging (derivative transactions) are set forth in Appendix D.

NEW NON-FUNDAMENTAL POLICY

See Appendix D.

FOREIGN SECURITIES	PROPOSAL 3.B.VII.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase foreign securities if as a result of the purchase of such securities more than 10% of a Series’ assets (25% in the case of the Life Sciences Series and 100% in the case of the International and World Opportunities Series) would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase foreign securities.

PURPOSE OF EXERCISING CONTROL	PROPOSAL 3.C.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may make investments for the purpose of exercising control or management.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investment for the purpose of exercising control over management be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

SHORT SALES OR SHORT POSITIONS	PROPOSAL 3.C.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless no more than 25% of a Series’ net assets (taken at a current value) are held as collateral for such sales at any one time.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting short sales or short positions be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PARTICIPATION ON A JOINT OR JOINT AND SEVERAL BASIS	PROPOSAL 3.C.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may participate on a joint or joint and several basis in any trading account in securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting participation on a joint or joint and several basis be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS	PROPOSAL 3.C.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy regarding investments in oil, gas or other mineral exploration or development programs be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OFFICERS AND DIRECTORS OF THE FUND	PROPOSAL 3.C.VI.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment advisor and one or more of such officers or directors of the Fund or its investment advisor owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting purchases of securities in which officers and directors of the Series may have an interest be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

INVESTING IN COMPANIES WITH LESS THAN THREE YEARS CONTINUOUS OPERATION	PROPOSAL 3.C.VII.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Series’ assets would be invested in securities of such companies.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investing in any company with less than three years continuous operation be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OVERSEAS SERIES

BORROWING	PROPOSAL 3.A.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may borrow money, except from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series’ total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

NEW FUNDAMENTAL POLICY

The Series may not borrow, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

PERCENTAGE OF INVESTMENTS IN ANY ONE INDUSTRY	PROPOSAL 3.A.II.

CURRENT FUNDAMENTAL POLICY

The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. government securities).

NEW FUNDAMENTAL POLICY

The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The foregoing policy generally applies to the Life Sciences Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the life sciences industry. The foregoing policy generally applies to the Technology Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the technology industry.

LOANS	PROPOSAL 3.A.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make loans, except that each may invest in debt securities and repurchase agreements and may engage in securities lending.

NEW FUNDAMENTAL POLICY

The Series may not make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

SENIOR SECURITIES OR PLEDGING ITS ASSETS	PROPOSAL 3.A.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may issue senior securities or pledge its assets, except that each Series may invest in futures contracts and related options.

NEW FUNDAMENTAL POLICY

The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

BUYING OR SELLING OF COMMODITIES OR COMMODITY CONTRACTS	PROPOSAL 3.A.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may buy or sell commodities or commodity contracts (the Tax Managed Series also expressly provides that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. The Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Conservative Term Series, Pro-Blend Maximum Term Series, Equity Series, and Overseas Series may not buy or sell commodities or commodity contracts, provided that the Series may enter into all types of futures and forward contracts on currency, securities, economic and other indices and may purchase and sell options on such futures contracts. In addition, the Series in the preceding sentence may not buy or sell real estate or interests in real estate, although they may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

UNDERWRITING OF SECURITIES	PROPOSAL 3.A.VI.

CURRENT FUNDAMENTAL POLICY

None of the Series may act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

NEW FUNDAMENTAL POLICY

The Series may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

DIVERSIFICATION	PROPOSAL 3.A.VII.

CURRENT FUNDAMENTAL POLICY

The Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

NEW FUNDAMENTAL POLICY

The Series may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

RESTRICTED SECURITIES	PROPOSAL 3.B.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

SECURITIES ON MARGIN	PROPOSAL 3.B.II.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions).

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES	PROPOSAL 3.B.III.

CURRENT FUNDAMENTAL POLICY

Each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

The Series may not invest assets in securities of any other open-end investment company, except (1) by purchase in the open market involving only customary brokers’ commissions, (2) in connection with mergers, acquisitions of assets, or consolidation, or (3) as otherwise permitted by law, including the 1940 Act.

NEW NON-FUNDAMENTAL POLICY

Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

WARRANTS	PROPOSAL 3.B.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

NEW NON-FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

OPTIONS	PROPOSAL 3.B.V.

CURRENT FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

NEW NON-FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

HEDGING AND DERIVATIVE TRANSACTIONS	PROPOSAL 3.B.VI.

CURRENT FUNDAMENTAL POLICY

Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may (i) write covered call options on common stocks; (ii) purchase and sell (on a secured basis) put options; (iii) engage in closing transactions with respect to put and call options; (iv) purchase forward foreign currency exchange contracts to hedge currency exchange rate risk; (v) purchase and sell stock index futures contracts and options on stock index futures contracts; (vi) conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes. The current fundamental policies for hedging (derivative transactions) are set forth in Appendix D.

NEW NON-FUNDAMENTAL POLICY

See Appendix D.

FOREIGN SECURITIES	PROPOSAL 3.B.VII.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase foreign securities if as a result of the purchase of such securities more than 25% of a Series’ assets (100% in the case of the Overseas Series) would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

NEW NON-FUNDAMENTAL POLICY

The Series may invest up to 100% of its assets in foreign securities.

PURPOSE OF EXERCISING CONTROL	PROPOSAL 3.C.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may make investments for the purpose of exercising control or management.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investment for the purpose of exercising control over management be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

SHORT SALES OR SHORT POSITIONS	PROPOSAL 3.C.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless no more than 25% of a Series’ net assets (taken at a current value) are held as collateral for such sales at any one time.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting short sales or short positions be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PARTICIPATION ON A JOINT OR JOINT AND SEVERAL BASIS	PROPOSAL 3.C.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may participate on a joint or joint and several basis in any trading account in securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting participation on a joint or joint and several basis be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS	PROPOSAL 3.C.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy regarding investments in oil, gas or other mineral exploration or development programs be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OFFICERS AND DIRECTORS OF THE FUND	PROPOSAL 3.C.VI.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment advisor and one or more of such officers or directors of the Fund or its investment advisor owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting purchases of securities in which officers and directors of the Series may have an interest be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PRO-BLEND CONSERVATIVE TERM SERIES

BORROWING	PROPOSAL 3.A.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may borrow money, except from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series’ total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

NEW FUNDAMENTAL POLICY

The Series may not borrow, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

PERCENTAGE OF INVESTMENTS IN ANY ONE INDUSTRY	PROPOSAL 3.A.II.

CURRENT FUNDAMENTAL POLICY

The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. government securities).

NEW FUNDAMENTAL POLICY

The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The foregoing policy generally applies to the Life Sciences Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the life sciences industry. The foregoing policy generally applies to the Technology Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the technology industry.

LOANS	PROPOSAL 3.A.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make loans, except that each may invest in debt securities and repurchase agreements and may engage in securities lending.

NEW FUNDAMENTAL POLICY

The Series may not make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

SENIOR SECURITIES OR PLEDGING ITS ASSETS	PROPOSAL 3.A.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may issue senior securities or pledge its assets, except that each Series may invest in futures contracts and related options.

NEW FUNDAMENTAL POLICY

The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

BUYING OR SELLING OF COMMODITIES OR COMMODITY CONTRACTS	PROPOSAL 3.A.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may buy or sell commodities or commodity contracts (the Tax Managed Series also expressly provides that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. The Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Conservative Term Series, Pro-Blend Maximum Term Series, Equity Series, and Overseas Series may not buy or sell commodities or commodity contracts, provided that the Series may enter into all types of futures and forward contracts on currency, securities, economic and other indices and may purchase and sell options on such futures contracts. In addition, the Series in the preceding sentence may not buy or sell real estate or interests in real estate, although they may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

UNDERWRITING OF SECURITIES	PROPOSAL 3.A.VI.

CURRENT FUNDAMENTAL POLICY

None of the Series may act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

NEW FUNDAMENTAL POLICY

The Series may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

DIVERSIFICATION	PROPOSAL 3.A.VII.

CURRENT FUNDAMENTAL POLICY

The Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

NEW FUNDAMENTAL POLICY

The Series may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

RESTRICTED SECURITIES	PROPOSAL 3.B.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

SECURITIES ON MARGIN	PROPOSAL 3.B.II.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions).

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES	PROPOSAL 3.B.III.

CURRENT FUNDAMENTAL POLICY

Each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

The Series may not invest assets in securities of any other open-end investment company, except (1) by purchase in the open market involving only customary brokers’ commissions, (2) in connection with mergers, acquisitions of assets, or consolidation, or (3) as otherwise permitted by law, including the 1940 Act.

None of the Series may purchase shares of closed-end investment companies that are traded on national exchanges, except to the extent permitted by applicable law.

NEW NON-FUNDAMENTAL POLICY

Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

WARRANTS	PROPOSAL 3.B.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

NEW NON-FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

OPTIONS	PROPOSAL 3.B.V.

CURRENT FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

NEW NON-FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

HEDGING AND DERIVATIVE TRANSACTIONS	PROPOSAL 3.B.VI.

CURRENT FUNDAMENTAL POLICY

Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may (i) write covered call options on common stocks; (ii) purchase and sell (on a secured basis) put options; (iii) engage in closing transactions with respect to put and call options; (iv) purchase forward foreign currency exchange contracts to hedge currency exchange rate risk; (v) purchase and sell stock index futures contracts and options on stock index futures contracts; (vi) conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes. The current fundamental policies for hedging (derivative transactions) are set forth in Appendix D.

NEW NON-FUNDAMENTAL POLICY

See Appendix D.

FOREIGN SECURITIES	PROPOSAL 3.B.VII.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase foreign securities if as a result of the purchase of such securities more than 25% of a Series’ assets (100% in the case of the Overseas Series) would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase foreign securities if as a result of the purchase of such securities more than 50% of a Series’ assets would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

PURPOSE OF EXERCISING CONTROL	PROPOSAL 3.C.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may make investments for the purpose of exercising control or management.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investment for the purpose of exercising control over management be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

SHORT SALES OR SHORT POSITIONS	PROPOSAL 3.C.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless no more than 25% of a Series’ net assets (taken at a current value) are held as collateral for such sales at any one time.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting short sales or short positions be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PARTICIPATION ON A JOINT OR JOINT AND SEVERAL BASIS	PROPOSAL 3.C.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may participate on a joint or joint and several basis in any trading account in securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting participation on a joint or joint and several basis be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS	PROPOSAL 3.C.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy regarding investments in oil, gas or other mineral exploration or development programs be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OFFICERS AND DIRECTORS OF THE FUND	PROPOSAL 3.C.VI.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment advisor and one or more of such officers or directors of the Fund or its investment advisor owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting purchases of securities in which officers and directors of the Series may have an interest be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

INVESTING IN COMPANIES WITH LESS THAN THREE YEARS CONTINUOUS OPERATION	PROPOSAL 3.C.VII.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Series’ assets would be invested in securities of such companies.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investing in any company with less than three years continuous operation be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PRO-BLEND EXTENDED TERM SERIES

BORROWING	PROPOSAL 3.A.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may borrow money, except from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series’ total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

NEW FUNDAMENTAL POLICY

The Series may not borrow, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

PERCENTAGE OF INVESTMENTS IN ANY ONE INDUSTRY	PROPOSAL 3.A.II.

CURRENT FUNDAMENTAL POLICY

The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. government securities).

NEW FUNDAMENTAL POLICY

The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The foregoing policy generally applies to the Life Sciences Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the life sciences industry. The foregoing policy generally applies to the Technology Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the technology industry.

LOANS	PROPOSAL 3.A.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make loans, except that each may invest in debt securities and repurchase agreements and may engage in securities lending.

NEW FUNDAMENTAL POLICY

The Series may not make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

SENIOR SECURITIES OR PLEDGING ITS ASSETS	PROPOSAL 3.A.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may issue senior securities or pledge its assets, except that each Series may invest in futures contracts and related options.

NEW FUNDAMENTAL POLICY

The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

BUYING OR SELLING OF COMMODITIES OR COMMODITY CONTRACTS	PROPOSAL 3.A.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may buy or sell commodities or commodity contracts (the Tax Managed Series also expressly provides that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. The Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Conservative Term Series, Pro-Blend Maximum Term Series, Equity Series, and Overseas Series may not buy or sell commodities or commodity contracts, provided that the Series may enter into all types of futures and forward contracts on currency, securities, economic and other indices and may purchase and sell options on such futures contracts. In addition, the Series in the preceding sentence may not buy or sell real estate or interests in real estate, although they may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

UNDERWRITING OF SECURITIES	PROPOSAL 3.A.VI.

CURRENT FUNDAMENTAL POLICY

None of the Series may act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

NEW FUNDAMENTAL POLICY

The Series may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

DIVERSIFICATION	PROPOSAL 3.A.VII.

CURRENT FUNDAMENTAL POLICY

The Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

NEW FUNDAMENTAL POLICY

The Series may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

RESTRICTED SECURITIES	PROPOSAL 3.B.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

SECURITIES ON MARGIN	PROPOSAL 3.B.II.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions).

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES	PROPOSAL 3.B.III.

CURRENT FUNDAMENTAL POLICY

Each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

None of the Series will purchase or retain securities issued by open-end investment companies (other than money market funds for temporary investment).

None of the Series may purchase shares of closed-end investment companies that are traded on national exchanges, except to the extent permitted by applicable law.

NEW NON-FUNDAMENTAL POLICY

Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

WARRANTS	PROPOSAL 3.B.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

NEW NON-FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

OPTIONS	PROPOSAL 3.B.V.

CURRENT FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

NEW NON-FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

HEDGING AND DERIVATIVE TRANSACTIONS	PROPOSAL 3.B.VI.

CURRENT FUNDAMENTAL POLICY

Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may (i) write covered call options on common stocks; (ii) purchase and sell (on a secured basis) put options; (iii) engage in closing transactions with respect to put and call options; (iv) purchase forward foreign currency exchange contracts to hedge currency exchange rate risk; (v) purchase and sell stock index futures contracts and options on stock index futures contracts; (vi) conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes. The current fundamental policies for hedging (derivative transactions) are set forth in Appendix D.

NEW NON-FUNDAMENTAL POLICY

See Appendix D.

FOREIGN SECURITIES	PROPOSAL 3.B.VII.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase foreign securities if as a result of the purchase of such securities more than 25% of a Series’ assets (100% in the case of the Overseas Series) would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase foreign securities if as a result of the purchase of such securities more than 50% of a Series’ assets would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

PURPOSE OF EXERCISING CONTROL	PROPOSAL 3.C.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may make investments for the purpose of exercising control or management.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investment for the purpose of exercising control over management be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

SHORT SALES OR SHORT POSITIONS	PROPOSAL 3.C.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless no more than 25% of a Series’ net assets (taken at a current value) are held as collateral for such sales at any one time.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting short sales or short positions be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PARTICIPATION ON A JOINT OR JOINT AND SEVERAL BASIS	PROPOSAL 3.C.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may participate on a joint or joint and several basis in any trading account in securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting participation on a joint or joint and several basis be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS	PROPOSAL 3.C.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy regarding investments in oil, gas or other mineral exploration or development programs be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OFFICERS AND DIRECTORS OF THE FUND	PROPOSAL 3.C.VI.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment advisor and one or more of such officers or directors of the Fund or its investment advisor owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting purchases of securities in which officers and directors of the Series may have an interest be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

INVESTING IN COMPANIES WITH LESS THAN THREE YEARS CONTINUOUS OPERATION	PROPOSAL 3.C.VII.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Series’ assets would be invested in securities of such companies.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investing in any company with less than three years continuous operation be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PRO-BLEND MAXIMUM TERM SERIES

BORROWING	PROPOSAL 3.A.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may borrow money, except from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series’ total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

NEW FUNDAMENTAL POLICY

The Series may not borrow, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

PERCENTAGE OF INVESTMENTS IN ANY ONE INDUSTRY	PROPOSAL 3.A.II.

CURRENT FUNDAMENTAL POLICY

The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. government securities).

NEW FUNDAMENTAL POLICY

The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The foregoing policy generally applies to the Life Sciences Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the life sciences industry. The foregoing policy generally applies to the Technology Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the technology industry.

LOANS	PROPOSAL 3.A.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make loans, except that each may invest in debt securities and repurchase agreements and may engage in securities lending.

NEW FUNDAMENTAL POLICY

The Series may not make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

SENIOR SECURITIES OR PLEDGING ITS ASSETS	PROPOSAL 3.A.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may issue senior securities or pledge its assets, except that each Series may invest in futures contracts and related options.

NEW FUNDAMENTAL POLICY

The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

BUYING OR SELLING OF COMMODITIES OR COMMODITY CONTRACTS	PROPOSAL 3.A.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may buy or sell commodities or commodity contracts (the Tax Managed Series also expressly provides that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. The Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Conservative Term Series, Pro-Blend Maximum Term Series, Equity Series, and Overseas Series may not buy or sell commodities or commodity contracts, provided that the Series may enter into all types of futures and forward contracts on currency, securities, economic and other indices and may purchase and sell options on such futures contracts. In addition, the Series in the preceding sentence may not buy or sell real estate or interests in real estate, although they may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

UNDERWRITING OF SECURITIES	PROPOSAL 3.A.VI.

CURRENT FUNDAMENTAL POLICY

None of the Series may act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

NEW FUNDAMENTAL POLICY

The Series may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

DIVERSIFICATION	PROPOSAL 3.A.VII.

CURRENT FUNDAMENTAL POLICY

The Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

NEW FUNDAMENTAL POLICY

The Series may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

RESTRICTED SECURITIES	PROPOSAL 3.B.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

SECURITIES ON MARGIN	PROPOSAL 3.B.II.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions).

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES	PROPOSAL 3.B.III.

CURRENT FUNDAMENTAL POLICY

Each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

The Series may not invest assets in securities of any other open-end investment company, except (1) by purchase in the open market involving only customary brokers’ commissions, (2) in connection with mergers, acquisitions of assets, or consolidation, or (3) as otherwise permitted by law, including the 1940 Act.

None of the Series may purchase shares of closed-end investment companies that are traded on national exchanges, except to the extent permitted by applicable law.

NEW NON-FUNDAMENTAL POLICY

Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

WARRANTS	PROPOSAL 3.B.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

NEW NON-FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

OPTIONS	PROPOSAL 3.B.V.

CURRENT FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

NEW NON-FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

HEDGING AND DERIVATIVE TRANSACTIONS	PROPOSAL 3.B.VI.

CURRENT FUNDAMENTAL POLICY

Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may (i) write covered call options on common stocks; (ii) purchase and sell (on a secured basis) put options; (iii) engage in closing transactions with respect to put and call options; (iv) purchase forward foreign currency exchange contracts to hedge currency exchange rate risk; (v) purchase and sell stock index futures contracts and options on stock index futures contracts; (vi) conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes. The current fundamental policies for hedging (derivative transactions) are set forth in Appendix D.

NEW NON-FUNDAMENTAL POLICY

See Appendix D.

FOREIGN SECURITIES	PROPOSAL 3.B.VII.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase foreign securities if as a result of the purchase of such securities more than 25% of a Series’ assets (100% in the case of the Overseas Series) would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase foreign securities if as a result of the purchase of such securities more than 50% of a Series’ assets would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

PURPOSE OF EXERCISING CONTROL	PROPOSAL 3.C.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may make investments for the purpose of exercising control or management.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investment for the purpose of exercising control over management be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

SHORT SALES OR SHORT POSITIONS	PROPOSAL 3.C.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless no more than 25% of a Series’ net assets (taken at a current value) are held as collateral for such sales at any one time.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting short sales or short positions be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PARTICIPATION ON A JOINT OR JOINT AND SEVERAL BASIS	PROPOSAL 3.C.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may participate on a joint or joint and several basis in any trading account in securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting participation on a joint or joint and several basis be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS	PROPOSAL 3.C.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy regarding investments in oil, gas or other mineral exploration or development programs be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OFFICERS AND DIRECTORS OF THE FUND	PROPOSAL 3.C.VI.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment advisor and one or more of such officers or directors of the Fund or its investment advisor owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting purchases of securities in which officers and directors of the Series may have an interest be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

INVESTING IN COMPANIES WITH LESS THAN THREE YEARS CONTINUOUS OPERATION	PROPOSAL 3.C.VII.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Series’ assets would be invested in securities of such companies.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investing in any company with less than three years continuous operation be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PRO-BLEND MODERATE TERM SERIES

BORROWING	PROPOSAL 3.A.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may borrow money, except from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series’ total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

NEW FUNDAMENTAL POLICY

The Series may not borrow, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

PERCENTAGE OF INVESTMENTS IN ANY ONE INDUSTRY	PROPOSAL 3.A.II.

CURRENT FUNDAMENTAL POLICY

The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. government securities).

NEW FUNDAMENTAL POLICY

The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The foregoing policy generally applies to the Life Sciences Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the life sciences industry. The foregoing policy generally applies to the Technology Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the technology industry.

LOANS	PROPOSAL 3.A.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make loans, except that each may invest in debt securities and repurchase agreements and may engage in securities lending.

NEW FUNDAMENTAL POLICY

The Series may not make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

SENIOR SECURITIES OR PLEDGING ITS ASSETS	PROPOSAL 3.A.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may issue senior securities or pledge its assets, except that each Series may invest in futures contracts and related options.

NEW FUNDAMENTAL POLICY

The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

BUYING OR SELLING OF COMMODITIES OR COMMODITY CONTRACTS	PROPOSAL 3.A.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may buy or sell commodities or commodity contracts (the Tax Managed Series also expressly provides that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. The Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Conservative Term Series, Pro-Blend Maximum Term Series, Equity Series, and Overseas Series may not buy or sell commodities or commodity contracts, provided that the Series may enter into all types of futures and forward contracts on currency, securities, economic and other indices and may purchase and sell options on such futures contracts. In addition, the Series in the preceding sentence may not buy or sell real estate or interests in real estate, although they may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

UNDERWRITING OF SECURITIES	PROPOSAL 3.A.VI.

CURRENT FUNDAMENTAL POLICY

None of the Series may act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

NEW FUNDAMENTAL POLICY

The Series may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

DIVERSIFICATION	PROPOSAL 3.A.VII.

CURRENT FUNDAMENTAL POLICY

The Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

NEW FUNDAMENTAL POLICY

The Series may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

RESTRICTED SECURITIES	PROPOSAL 3.B.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

SECURITIES ON MARGIN	PROPOSAL 3.B.II.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions).

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES	PROPOSAL 3.B.III.

CURRENT FUNDAMENTAL POLICY

Each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. The Pro-Blend Moderate Term Series and the Pro-Blend Extended Term Series will not purchase or retain securities issued by open-end investment companies (other than money market funds for temporary investment).

None of the Series may purchase shares of closed-end investment companies that are traded on national exchanges, except to the extent permitted by applicable law.

NEW NON-FUNDAMENTAL POLICY

Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

WARRANTS	PROPOSAL 3.B.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

NEW NON-FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

OPTIONS	PROPOSAL 3.B.V.

CURRENT FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

NEW NON-FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

HEDGING AND DERIVATIVE TRANSACTIONS	PROPOSAL 3.B.VI.

CURRENT FUNDAMENTAL POLICY

Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may (i) write covered call options on common stocks; (ii) purchase and sell (on a secured basis) put options; (iii) engage in closing transactions with respect to put and call options; (iv) purchase forward foreign currency exchange contracts to hedge currency exchange rate risk; (v) purchase and sell stock index futures contracts and options on stock index futures contracts; (vi) conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes. The current fundamental policies for hedging (derivative transactions) are set forth in Appendix D.

NEW NON-FUNDAMENTAL POLICY

See Appendix D.

FOREIGN SECURITIES	PROPOSAL 3.B.VII.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase foreign securities if as a result of the purchase of such securities more than 25% of a Series’ assets (100% in the case of the Overseas Series) would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase foreign securities if as a result of the purchase of such securities more than 50% of a Series’ assets would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

PURPOSE OF EXERCISING CONTROL	PROPOSAL 3.C.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may make investments for the purpose of exercising control or management.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investment for the purpose of exercising control over management be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

SHORT SALES OR SHORT POSITIONS	PROPOSAL 3.C.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless no more than 25% of a Series’ net assets (taken at a current value) are held as collateral for such sales at any one time.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting short sales or short positions be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PARTICIPATION ON A JOINT OR JOINT AND SEVERAL BASIS	PROPOSAL 3.C.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may participate on a joint or joint and several basis in any trading account in securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting participation on a joint or joint and several basis be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS	PROPOSAL 3.C.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy regarding investments in oil, gas or other mineral exploration or development programs be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OFFICERS AND DIRECTORS OF THE FUND	PROPOSAL 3.C.VI.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment advisor and one or more of such officers or directors of the Fund or its investment advisor owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting purchases of securities in which officers and directors of the Series may have an interest be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

INVESTING IN COMPANIES WITH LESS THAN THREE YEARS CONTINUOUS OPERATION	PROPOSAL 3.C.VII.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Series’ assets would be invested in securities of such companies.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investing in any company with less than three years continuous operation be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

SMALL CAP SERIES

BORROWING	PROPOSAL 3.A.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may borrow money, except from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series’ total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

NEW FUNDAMENTAL POLICY

The Series may not borrow, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

PERCENTAGE OF INVESTMENTS IN ANY ONE INDUSTRY	PROPOSAL 3.A.II.

CURRENT FUNDAMENTAL POLICY

The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. government securities).

NEW FUNDAMENTAL POLICY

The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The foregoing policy generally applies to the Life Sciences Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the life sciences industry. The foregoing policy generally applies to the Technology Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the technology industry.

LOANS	PROPOSAL 3.A.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make loans, except that each may invest in debt securities and repurchase agreements.

NEW FUNDAMENTAL POLICY

The Series may not make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

SENIOR SECURITIES OR PLEDGING ITS ASSETS	PROPOSAL 3.A.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may issue senior securities or pledge its assets, except that each Series may invest in futures contracts and related options.

NEW FUNDAMENTAL POLICY

The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

BUYING OR SELLING OF COMMODITIES OR COMMODITY CONTRACTS	PROPOSAL 3.A.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may buy or sell commodities or commodity contracts (the Small Cap, Commodity, Technology, International, Life Sciences, and World Opportunities Series expressly provide that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although each Series may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

UNDERWRITING OF SECURITIES	PROPOSAL 3.A.VI.

CURRENT FUNDAMENTAL POLICY

None of the Series may act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

NEW FUNDAMENTAL POLICY

The Series may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

DIVERSIFICATION	PROPOSAL 3.A.VII.

CURRENT FUNDAMENTAL POLICY

The Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

NEW FUNDAMENTAL POLICY

The Series may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

RESTRICTED SECURITIES	PROPOSAL 3.B.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

SECURITIES ON MARGIN	PROPOSAL 3.B.II.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions).

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES	PROPOSAL 3.B.III.

CURRENT FUNDAMENTAL POLICY

Each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. None of the Series will purchase or retain securities issued by open-end investment companies (other than money market funds for temporary investment).

Each Series may purchase shares of closed-end (and the World Opportunities may also purchase shares of open-end) investment companies that are traded on national exchanges to the extent permitted by applicable law.

NEW NON-FUNDAMENTAL POLICY

Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

WARRANTS	PROPOSAL 3.B.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

NEW NON-FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

OPTIONS	PROPOSAL 3.B.V.

CURRENT FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

NEW NON-FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

HEDGING AND DERIVATIVE TRANSACTIONS	PROPOSAL 3.B.VI.

CURRENT FUNDAMENTAL POLICY

Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may (i) write covered call options on common stocks; (ii) purchase and sell (on a secured basis) put options; (iii) engage in closing transactions with respect to put and call options; (iv) purchase forward foreign currency exchange contracts to hedge currency exchange rate risk; (v) purchase and sell stock index futures contracts and options on stock index futures contracts; (vi) conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes. The current fundamental policies for hedging (derivative transactions) are set forth in Appendix D.

NEW NON-FUNDAMENTAL POLICY

See Appendix D.

FOREIGN SECURITIES	PROPOSAL 3.B.VII.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase foreign securities if as a result of the purchase of such securities more than 10% of a Series’ assets (25% in the case of the Life Sciences Series and 100% in the case of the International and World Opportunities Series) would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase foreign securities if as a result of the purchase of such securities more than 25% of a Series’ assets would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

PURPOSE OF EXERCISING CONTROL	PROPOSAL 3.C.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may make investments for the purpose of exercising control or management.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investment for the purpose of exercising control over management be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

SHORT SALES OR SHORT POSITIONS	PROPOSAL 3.C.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless no more than 25% of a Series’ net assets (taken at a current value) are held as collateral for such sales at any one time.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting short sales or short positions be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PARTICIPATION ON A JOINT OR JOINT AND SEVERAL BASIS	PROPOSAL 3.C.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may participate on a joint or joint and several basis in any trading account in securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting participation on a joint or joint and several basis be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS	PROPOSAL 3.C.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy regarding investments in oil, gas or other mineral exploration or development programs be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OFFICERS AND DIRECTORS OF THE FUND	PROPOSAL 3.C.VI.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment advisor and one or more of such officers or directors of the Fund or its investment advisor owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting purchases of securities in which officers and directors of the Series may have an interest be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

INVESTING IN COMPANIES WITH LESS THAN THREE YEARS CONTINUOUS OPERATION	PROPOSAL 3.C.VII.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Series’ assets would be invested in securities of such companies.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investing in any company with less than three years continuous operation be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

TAX MANAGED SERIES

BORROWING	PROPOSAL 3.A.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may borrow money, except from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series’ total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

NEW FUNDAMENTAL POLICY

The Series may not borrow, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

PERCENTAGE OF INVESTMENTS IN ANY ONE INDUSTRY	PROPOSAL 3.A.II.

CURRENT FUNDAMENTAL POLICY

The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. government securities).

NEW FUNDAMENTAL POLICY

The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The foregoing policy generally applies to the Life Sciences Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the life sciences industry. The foregoing policy generally applies to the Technology Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the technology industry.

LOANS	PROPOSAL 3.A.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make loans, except that each may invest in debt securities and repurchase agreements and may engage in securities lending.

NEW FUNDAMENTAL POLICY

The Series may not make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

SENIOR SECURITIES OR PLEDGING ITS ASSETS	PROPOSAL 3.A.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may issue senior securities or pledge its assets, except that each Series may invest in futures contracts and related options.

NEW FUNDAMENTAL POLICY

The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

BUYING OR SELLING OF COMMODITIES OR COMMODITY CONTRACTS	PROPOSAL 3.A.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may buy or sell commodities or commodity contracts (the Tax Managed Series also expressly provides that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. The Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Conservative Term Series, Pro-Blend Maximum Term Series, Equity Series, and Overseas Series may not buy or sell commodities or commodity contracts, provided that the Series may enter into all types of futures and forward contracts on currency, securities, economic and other indices and may purchase and sell options on such futures contracts. In addition, the Series in the preceding sentence may not buy or sell real estate or interests in real estate, although they may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

UNDERWRITING OF SECURITIES	PROPOSAL 3.A.VI.

CURRENT FUNDAMENTAL POLICY

None of the Series may act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

NEW FUNDAMENTAL POLICY

The Series may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

DIVERSIFICATION	PROPOSAL 3.A.VII.

CURRENT FUNDAMENTAL POLICY

The Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

NEW FUNDAMENTAL POLICY

The Series may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

RESTRICTED SECURITIES	PROPOSAL 3.B.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

SECURITIES ON MARGIN	PROPOSAL 3.B.II.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions).

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES	PROPOSAL 3.B.III.

CURRENT FUNDAMENTAL POLICY

Each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

The Series may not invest assets in securities of any other open-end investment company, except (1) by purchase in the open market involving only customary brokers’ commissions, (2) in connection with mergers, acquisitions of assets, or consolidation, or (3) as otherwise permitted by law, including the 1940 Act.

None of the Series may purchase shares of closed-end investment companies that are traded on national exchanges, except to the extent permitted by applicable law.

NEW NON-FUNDAMENTAL POLICY

Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

WARRANTS	PROPOSAL 3.B.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

NEW NON-FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

OPTIONS	PROPOSAL 3.B.V.

CURRENT FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

NEW NON-FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

HEDGING AND DERIVATIVE TRANSACTIONS	PROPOSAL 3.B.VI.

CURRENT FUNDAMENTAL POLICY

Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may (i) write covered call options on common stocks; (ii) purchase and sell (on a secured basis) put options; (iii) engage in closing transactions with respect to put and call options; (iv) purchase forward foreign currency exchange contracts to hedge currency exchange rate risk; (v) purchase and sell stock index futures contracts and options on stock index futures contracts; (vi) conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes. The current fundamental policies for hedging (derivative transactions) are set forth in Appendix D.

NEW NON-FUNDAMENTAL POLICY

See Appendix D.

FOREIGN SECURITIES	PROPOSAL 3.B.VII.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase foreign securities if as a result of the purchase of such securities more than 25% of a Series’ assets (100% in the case of the Overseas Series) would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase foreign securities if as a result of the purchase of such securities more than 50% of a Series’ assets would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

PURPOSE OF EXERCISING CONTROL	PROPOSAL 3.C.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may make investments for the purpose of exercising control or management.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investment for the purpose of exercising control over management be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

SHORT SALES OR SHORT POSITIONS	PROPOSAL 3.C.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless no more than 25% of a Series’ net assets (taken at a current value) are held as collateral for such sales at any one time.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting short sales or short positions be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PARTICIPATION ON A JOINT OR JOINT AND SEVERAL BASIS	PROPOSAL 3.C.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may participate on a joint or joint and several basis in any trading account in securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting participation on a joint or joint and several basis be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS	PROPOSAL 3.C.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy regarding investments in oil, gas or other mineral exploration or development programs be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OFFICERS AND DIRECTORS OF THE FUND	PROPOSAL 3.C.VI.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment advisor and one or more of such officers or directors of the Fund or its investment advisor owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting purchases of securities in which officers and directors of the Series may have an interest be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

INVESTING IN COMPANIES WITH LESS THAN THREE YEARS CONTINUOUS OPERATION	PROPOSAL 3.C.VII.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Series’ assets would be invested in securities of such companies.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investing in any company with less than three years continuous operation be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

TECHNOLOGY SERIES

BORROWING	PROPOSAL 3.A.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may borrow money, except from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series’ total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

NEW FUNDAMENTAL POLICY

The Series may not borrow, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

PERCENTAGE OF INVESTMENTS IN ANY ONE INDUSTRY	PROPOSAL 3.A.II.

CURRENT FUNDAMENTAL POLICY

The Series may not purchase any securities that would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, (ii) repurchase agreements involving such securities, and (iii) investments in the securities of companies in technology-based industries.

NEW FUNDAMENTAL POLICY

The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The foregoing policy generally applies to the Life Sciences Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the life sciences industry. The foregoing policy generally applies to the Technology Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the technology industry.

LOANS	PROPOSAL 3.A.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make loans, except that each may invest in debt securities and repurchase agreements.

NEW FUNDAMENTAL POLICY

The Series may not make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

SENIOR SECURITIES OR PLEDGING ITS ASSETS	PROPOSAL 3.A.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may issue senior securities or pledge its assets, except that each Series may invest in futures contracts and related options.

NEW FUNDAMENTAL POLICY

The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

BUYING OR SELLING OF COMMODITIES OR COMMODITY CONTRACTS	PROPOSAL 3.A.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may buy or sell commodities or commodity contracts (the Small Cap, Commodity, Technology, International, Life Sciences, and World Opportunities Series expressly provide that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although each Series may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

UNDERWRITING OF SECURITIES	PROPOSAL 3.A.VI.

CURRENT FUNDAMENTAL POLICY

None of the Series may act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

NEW FUNDAMENTAL POLICY

The Series may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

RESTRICTED SECURITIES	PROPOSAL 3.B.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

SECURITIES ON MARGIN	PROPOSAL 3.B.II.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions).

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES	PROPOSAL 3.B.III.

CURRENT FUNDAMENTAL POLICY

Each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

None of the Series will purchase or retain securities issued by open-end investment companies (other than money market funds for temporary investment).

Each Series may purchase shares of closed-end (and the World Opportunities may also purchase shares of open-end) investment companies that are traded on national exchanges to the extent permitted by applicable law.

NEW NON-FUNDAMENTAL POLICY

Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

WARRANTS	PROPOSAL 3.B.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

NEW NON-FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

OPTIONS	PROPOSAL 3.B.V.

CURRENT FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

NEW NON-FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

HEDGING AND DERIVATIVE TRANSACTIONS	PROPOSAL 3.B.VI.

CURRENT FUNDAMENTAL POLICY

Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may (i) write covered call options on common stocks; (ii) purchase and sell (on a secured basis) put options; (iii) engage in closing transactions with respect to put and call options; (iv) purchase forward foreign currency exchange contracts to hedge currency exchange rate risk; (v) purchase and sell stock index futures contracts and options on stock index futures contracts; (vi) conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes. The current fundamental policies for hedging (derivative transactions) are set forth in Appendix D.

NEW NON-FUNDAMENTAL POLICY

See Appendix D.

FOREIGN SECURITIES	PROPOSAL 3.B.VII.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase foreign securities if as a result of the purchase of such securities more than 10% of a Series’ assets (25% in the case of the Life Sciences Series and 100% in the case of the International and World Opportunities Series) would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase foreign securities if as a result of the purchase of such securities more than 25% of a Series’ assets would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

PURPOSE OF EXERCISING CONTROL	PROPOSAL 3.C.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may make investments for the purpose of exercising control or management.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investment for the purpose of exercising control over management be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PERCENTAGE OF INVESTMENT IN ANY ONE ISSUER	PROPOSAL 3.C.II.

CURRENT FUNDAMENTAL POLICY

The Series may not purchase more than 10% of the outstanding voting securities of any one issuer.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy regarding purchasing more than 10% of the outstanding voting securities of any one issuer be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

SHORT SALES OR SHORT POSITIONS	PROPOSAL 3.C.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless no more than 25% of a Series’ net assets (taken at a current value) are held as collateral for such sales at any one time.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting short sales or short positions be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PARTICIPATION ON A JOINT OR JOINT AND SEVERAL BASIS	PROPOSAL 3.C.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may participate on a joint or joint and several basis in any trading account in securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting participation on a joint or joint and several basis be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS	PROPOSAL 3.C.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy regarding investments in oil, gas or other mineral exploration or development programs be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OFFICERS AND DIRECTORS OF THE FUND	PROPOSAL 3.C.VI.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment advisor and one or more of such officers or directors of the Fund or its investment advisor owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting purchases of securities in which officers and directors of the Series may have an interest be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

INVESTING IN COMPANIES WITH LESS THAN THREE YEARS CONTINUOUS OPERATION	PROPOSAL 3.C.VII.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Series’ assets would be invested in securities of such companies.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investing in any company with less than three years continuous operation be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

WORLD OPPORTUNITIES SERIES

BORROWING	PROPOSAL 3.A.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may borrow money, except from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series’ total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

NEW FUNDAMENTAL POLICY

The Series may not borrow, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

PERCENTAGE OF INVESTMENTS IN ANY ONE INDUSTRY	PROPOSAL 3.A.II.

CURRENT FUNDAMENTAL POLICY

The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. government securities).

NEW FUNDAMENTAL POLICY

The Series may not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The foregoing policy generally applies to the Life Sciences Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the life sciences industry. The foregoing policy generally applies to the Technology Series, except that this Series has adopted a fundamental policy to concentrate its investments in securities issued by companies primarily engaged in the technology industry.

LOANS	PROPOSAL 3.A.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make loans, except that each may invest in debt securities and repurchase agreements.

NEW FUNDAMENTAL POLICY

The Series may not make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder.

SENIOR SECURITIES OR PLEDGING ITS ASSETS	PROPOSAL 3.A.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may issue senior securities or pledge its assets, except that each Series may invest in futures contracts and related options.

NEW FUNDAMENTAL POLICY

The Series may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation or order of the SEC thereunder.

BUYING OR SELLING OF COMMODITIES OR COMMODITY CONTRACTS	PROPOSAL 3.A.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may buy or sell commodities or commodity contracts (the Small Cap, Commodity, Technology, International, Life Sciences, and World Opportunities Series expressly provide that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although each Series may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

NEW FUNDAMENTAL POLICY

The Series may not purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies.

UNDERWRITING OF SECURITIES	PROPOSAL 3.A.VI.

CURRENT FUNDAMENTAL POLICY

None of the Series may act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

NEW FUNDAMENTAL POLICY

The Series may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

DIVERSIFICATION	PROPOSAL 3.A.VII.

CURRENT FUNDAMENTAL POLICY

The Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

NEW FUNDAMENTAL POLICY

The Series may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

RESTRICTED SECURITIES	PROPOSAL 3.B.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

SECURITIES ON MARGIN	PROPOSAL 3.B.II.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions).

NEW NON-FUNDAMENTAL POLICY

The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES	PROPOSAL 3.B.III.

CURRENT FUNDAMENTAL POLICY

Each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series’ purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

Each Series may purchase shares of closed-end (and the World Opportunities may also purchase shares of open-end) investment companies that are traded on national exchanges to the extent permitted by applicable law.

NEW NON-FUNDAMENTAL POLICY

Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

WARRANTS	PROPOSAL 3.B.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

NEW NON-FUNDAMENTAL POLICY

None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on the New York or American Stock Exchange.

OPTIONS	PROPOSAL 3.B.V.

CURRENT FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

NEW NON-FUNDAMENTAL POLICY

The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

HEDGING AND DERIVATIVE TRANSACTIONS	PROPOSAL 3.B.VI.

CURRENT FUNDAMENTAL POLICY

Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may (i) write covered call options on common stocks; (ii) purchase and sell (on a secured basis) put options; (iii) engage in closing transactions with respect to put and call options; (iv) purchase forward foreign currency exchange contracts to hedge currency exchange rate risk; (v) purchase and sell stock index futures contracts and options on stock index futures contracts; (vi) conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes. The current fundamental policies for hedging (derivative transactions) are set forth in Appendix D.

NEW NON-FUNDAMENTAL POLICY

See Appendix D.

FOREIGN SECURITIES	PROPOSAL 3.B.VII.

CURRENT FUNDAMENTAL POLICY

None of the Series may purchase foreign securities if as a result of the purchase of such securities more than 10% of a Series’ assets (25% in the case of the Life Sciences Series and 100% in the case of the International and World Opportunities Series) would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

NEW NON-FUNDAMENTAL POLICY

The Series may invest up to 100% of its assets in foreign securities.

PURPOSE OF EXERCISING CONTROL	PROPOSAL 3.C.I.

CURRENT FUNDAMENTAL POLICY

None of the Series may make investments for the purpose of exercising control or management.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investment for the purpose of exercising control over management be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

SHORT SALES OR SHORT POSITIONS	PROPOSAL 3.C.III.

CURRENT FUNDAMENTAL POLICY

None of the Series may make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless no more than 25% of a Series’ net assets (taken at a current value) are held as collateral for such sales at any one time.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting short sales or short positions be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

PARTICIPATION ON A JOINT OR JOINT AND SEVERAL BASIS	PROPOSAL 3.C.IV.

CURRENT FUNDAMENTAL POLICY

None of the Series may participate on a joint or joint and several basis in any trading account in securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting participation on a joint or joint and several basis be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS	PROPOSAL 3.C.V.

CURRENT FUNDAMENTAL POLICY

None of the Series may invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy regarding investments in oil, gas or other mineral exploration or development programs be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

OFFICERS AND DIRECTORS OF THE FUND	PROPOSAL 3.C.VI.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment advisor and one or more of such officers or directors of the Fund or its investment advisor owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting purchases of securities in which officers and directors of the Series may have an interest be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

INVESTING IN COMPANIES WITH LESS THAN THREE YEARS CONTINUOUS OPERATION	PROPOSAL 3.C.VII.

CURRENT FUNDAMENTAL POLICY

The Series will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Series’ assets would be invested in securities of such companies.

FUNDAMENTAL POLICY

None. It is proposed that the Series’ fundamental policy restricting investing in any company with less than three years continuous operation be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

Appendix D

The description below is the current fundamental policy regarding the Series’ hedging and derivative transactions. Upon shareholders approval, this fundamental policy will be reclassified as a non-fundamental policy without any substantive change.

HEDGING (DERIVATIVE TRANSACTIONS)

All of a Series’ policies regarding options, except those of the Financial Services Series, Core Bond Series, and Core Plus Bond Series, discussed below are fundamental, and may only be changed by a shareholder vote.

In General. Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may write covered call options on common stocks (fixed income securities in the case of the Global Fixed Income Series, High Yield Bond Series, Core Bond Series, and Core Plus Bond Series); may purchase and sell (on a secured basis) put options; and may engage in closing transactions with respect to put and call options. Each Series also may purchase forward foreign currency exchange contracts to hedge currency exchange rate risk. In addition, each Series is authorized to purchase and sell stock index futures contracts and options on stock index futures contracts. Each Series is also authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes; nevertheless, there are risks associated with these strategies.

Options on Securities. As a means of protecting its assets against market declines, and in an attempt to earn additional income, each Series may write covered call option contracts on its securities and may purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written.

When a Series writes a call option on securities which it owns, it gives the purchaser of the option the right to buy the securities at an exercise price specified in the option at any time prior to the expiration of the option. If any option is exercised, a Series will realize the gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received on the sale of the option. By writing a covered call option, a Series may forego, in exchange for the net premium, the opportunity to profit from an increase in the price of the underlying security above the option’s exercise price. A Series will have kept the risk of loss if the price of the security declines, but will have reduced the effect of that risk to the extent of the premium it received when the option was written.

A Series will write only covered call options which are traded on national securities exchanges. Currently, call options on stocks may be traded on the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Call options are issued by the Options Clearing Corporation (“OCC”), which also serves as the clearing house for transactions with respect to standardized or listed options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by OCC or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

A call option is considered to be covered if the option writer owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a separate account) upon conversion or exchange of other securities. A call option is also considered to be covered if the writer holds on a unit-for-unit basis a call on the same security as the call written, has the same expiration date and the exercise price of the call purchased is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash or other liquid securities in a separate account, and marked-to-market daily. A Series will not sell (uncover) the securities against which options have been written until after the option period has expired, the option has been exercised or a closing purchase has been executed.

Options written by a Series will have exercise prices which may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the market price of the underlying security at the time the options are written. However, a Series generally will not write so-called “deep-in-the-money” options.

The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, dividend yield and interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

If a call option written by a Series expires unexercised, the Series will realize a gain in the amount of the premium on the option, less all commissions paid. Such a gain, however, may be offset by a decline in the value of the underlying security during the option period. If a call option written by a Series is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security (exercise price minus commission) plus the amount of the premium on the option, less all commissions paid.

Call options may also be purchased by a Series, but only to terminate (entirely or in part) a Series’ obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same exercise price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of the writer of a call option. A Series may enter into a closing purchase transaction, for example, to realize a profit on an option it had previously written, to enable it to sell the security which underlies the option, to free itself to sell another option or to prevent its portfolio securities from being purchased pursuant to the exercise of a call. A Series may also permit the call option to be exercised. A closing transaction cannot be effected with respect to an optioned security once a Series has received a notice that the option is to be exercised.

The cost to a Series of such a closing transaction may be greater than the net premium received by a Series upon writing the original call option. A profit or loss from a closing purchase transaction will be realized depending on whether the amount paid to purchase a call to close a position is less or more than the amount received from writing the call. Any profit realized by a Series from the execution of a closing transaction may be partly or completely offset by a reduction in the market price of the underlying security.

A Series may also write secured put options and enter into closing purchase transactions with respect to such options. A Series may write secured put options on national securities exchanges to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A put option gives the purchaser of the option the right to sell, and the writer has the obligation to buy, the underlying security at the stated exercise price during the option period. The secured put writer retains the risk of loss should the market value of the underlying security decline below the exercise price of the option. During the option period, the writer of a put option may be required at any time to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects is substantially identical to that of call options. The Fund will earmark or segregate cash or liquid assets equal to the amount of the Series’ assets that could be required to consummate the put options. If the value of such assets declines, additional cash or assets will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Series.

A Series may write secured put options when the Advisor wishes to purchase the underlying security for a Series’ portfolio at a price lower than the current market price of the security. In such event a Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. The potential gain on a secured put option is limited to the income earned on the amount held in liquid assets plus the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction) and income earned on the amount held in liquid assets.

A Series may purchase put options on national securities exchanges in an attempt to hedge against fluctuations in the value of its portfolio securities and to protect against declines in the value of individual securities. Purchasing a put option allows the purchaser to sell the particular security covered by the option at a certain price (the “exercise price”) at any time up to a specified future date (the “expiration date”).

Purchase of a put option creates a “hedge” against a decline in the value of the underlying security by creating the right to sell the security at a specified price. Purchase of a put option requires payment of a premium to the seller of that option. Payment of this premium necessarily reduces the return available on the individual security should that security continue to appreciate in value. In return for the premium paid, a Series protects itself against substantial losses should the security suffer a sharp decline in value. In contrast to covered call option writing, where the writer obtains greater current income at the risk of foregoing potential future gains, the purchaser of a put option is in effect foregoing current income in return for reducing the risk of potential future losses.

A Series may purchase put options as a means of “locking in” profits on securities held in the portfolio. Should a security increase in value from the time it is initially purchased, a Series may seek to lock in a certain profit level by purchasing a put option. Should the security thereafter continue to appreciate in value the put option will expire unexercised and the total return on the security, if it continues to be held by a Series, will be reduced by the amount of premium paid for the put option. At the same time, a Series will continue to own the security and, should the security decline in value below the exercise price of the put option, a Series may elect to exercise the option and “put” or sell the security to the party that sold the put option to that Series at the exercise price. In this case, a Series would have a higher return on the security than would have been possible if a put option had not been purchased.

Each of the exchanges on which options on securities are traded has established limitations on the number of options which may be written by any one investor or group of investors. These limitations apply regardless of whether the options are written in different accounts or through different brokers. It is possible that a Series and certain other accounts managed by the Advisor, may constitute such a group. If so, the options positions of the Series may be aggregated with those of other clients of the Advisor.

If a Series writes an over-the-counter (“OTC”) option, it will enter into an arrangement with a primary U.S. government securities dealer, which would establish a formula price at which the Series would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the marked price of the underlying security (“in-the-money”). For an OTC option a Series writes, it will treat as illiquid (for purposes of the 10% net asset limitation on illiquid securities) an amount of assets used to cover written OTC options, equal to the formula price for the repurchase of the OTC option less the amount by which the OTC option is “in-the-money”. In accordance with the SEC’s current position, a Series will generally also treat as illiquid any OTC option held by it.

Although the OCC has stated that it believes (based on forecasts provided by the exchanges on which options are traded), that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and although each exchange has advised the OCC that it believes that its facilities will also be adequate to handle reasonably anticipated volume, there can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render certain of these facilities inadequate and thereby result in the institution of special trading procedures or restrictions.

A Series will pay brokerage and other transaction costs to write and purchase options on securities, including any closing transactions which the Series may execute. Therefore, frequent writing and/or purchasing of options may increase the transaction costs borne by a Series.

Stock Index Futures Contracts and Options on Stock Index Futures Contracts. Each Series may enter into stock index futures contracts to provide: (i) a hedge for a portion of the Series’ portfolio; (ii) a cash management tool; (iii) as an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Series may also use stock index futures as a substitute for comparable market position in the underlying securities. Although techniques other than the sale and purchase of stock index futures contracts could be used to adjust the exposure or hedge a Series’ portfolio, a Series may be able to do so more efficiently and at a lower cost through the use of stock index futures contracts.

A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of a stock index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of a stock index is commonly referred to as selling a contract or holding a short position. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Series intend to purchase and sell futures contracts on the stock index for which they can obtain the best price with consideration also given to liquidity.

The Series will not enter into a stock index futures contract or option thereon if, as a result thereof, the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute “bona fide hedging” under Commodity Futures Trading Commission (“CFTC”) rules would exceed 5% of the liquidation value of the Series’ total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series’ portfolio. A Series will comply with guidelines established by the Securities and Exchange Commission with respect to the covering of obligations under future contracts and will earmark or segregate cash or liquid assets in the amount prescribed.

Unlike the purchase or sale of an equity security, no price is paid or received by a Series upon the purchase or sale of a stock index futures contract. Upon entering into a futures contract, a Series would be required to deposit into a separate account in the name of the futures broker an amount of cash or liquid securities known as “initial margin.” This amount is required by the rules of the exchanges and is subject to change. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures margin does not involve the borrowing of funds by the Series to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Series upon termination of the futures contract, assuming all contractual obligations have been satisfied.

Subsequent payments, called “variation margin”, to and from the futures broker, are made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market”. For example, when the Series has purchased a stock index futures contract and the price of the underlying stock index has risen, that futures position will have increased in value and a Series will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Series has purchased a stock index futures contract and the price of the stock index has declined, the position would be less valuable and a Series would be required to make a variation payment to the broker.

The loss from investing in futures transactions is potentially unlimited. To limit such risk, a Series will not enter into stock index futures contracts for speculation and will only enter into futures contracts which are traded on established futures markets. A Series may purchase or sell stock index futures contracts with respect to any stock index, but the Advisor anticipates that it will sell stock index futures contracts with respect to indices whose movements will, in its judgment, have a significant correlation with movements in the prices of the Series’ portfolio securities.

Closing out an open stock index futures contract sale or purchase is effected by entering into an offsetting stock index futures contract purchase or sale, respectively, for the same aggregate amount of identical underlying with the same delivery date. If the offsetting purchase price is less than the original sale price, the Series realize a gain; if it is more, the Series realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Series realize a gain; if it is less, the Series realize a loss. If the Series are not able to enter into offsetting transactions, a Series will continue to be required to maintain the margin deposits on the stock index futures contract.

A Series may elect to close out some or all of its futures positions at any time prior to expiration. The purpose of making such a move would be either to reduce equity exposure represented by long futures positions or increase equity exposure represented by short futures positions. A Series may close its positions by taking opposite positions which would operate to terminate its position in the stock index futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid or released to the Series, and the Series would realize a loss or a gain.

Stock index futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although a Series intends to purchase or sell stock index futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist at any particular time. Accordingly, it might not be possible to close a stock index futures contract, and in the event of adverse price movements, a Series would continue to be required to make daily cash payments of variation margin. However, in the event stock index futures contracts have been used to hedge portfolio securities, the Series would continue to hold securities subject to the hedge until the stock index futures contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the stock index futures contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with price movements in the futures contract and thus provide an offset to losses on a stock index futures contract.

There are several risks in connection with the use by a Series of stock index futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by entering into stock index futures contracts on indices whose movements, in its judgment, will have a significant correlation with movements in the prices of the Series’ portfolio securities sought to be hedged.

Successful use of stock index futures contracts by a Series for hedging purposes also depends on the Advisor’s ability to correctly predict movements in the direction of the market. It is possible that, when a Series has sold futures to hedge its portfolio against a decline in the market, the index or indices on which the futures are written might advance and the value of securities held in the Series’ portfolio might decline. If this were to occur, the Series would lose money on the futures and also would experience a decline in value in its portfolio securities. However, while this might occur to a certain degree, the Advisor believes that over time the value of the Series’ portfolio will tend to move in the same direction as the securities underlying the futures, which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that if the Series were to hedge against the possibility of a decline in the market (adversely affecting stocks held in their portfolios) and stock prices instead increased, the Series would lose part or all of the benefit of increased value of those stocks that they had hedged, because they would have offsetting losses in their futures positions. In addition, in such situations, if a Series had insufficient cash, it might have to sell securities to meet its daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices (which would reflect the rising market). Moreover, a Series might have to sell securities at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the stock index futures contracts and the portion of the portfolio to be hedged, the price movements in the futures contracts might not correlate perfectly with price movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close stock index futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the stock index and movements in the prices of stock index futures contracts, even a correct forecast of general market trends by the Advisor might not result in a successful hedging transaction over a very short time period.

Options on futures give the purchaser the right, in return for a premium paid, to assume a position in a futures contract (a long position if a call option and a short position if a put option), rather than to purchase or sell the stock index futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash.

A Series may seek to close out an option position on an index by writing or buying an offsetting option covering the same index or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

Futures on Securities. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. Futures contracts by law are not permitted on municipal securities but are traded on government securities, broad-based indexes of securities, and certain corporate equity securities (single stock futures). Accordingly, with respect to Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Conservative Term Series, Pro-Blend Maximum Term Series, Tax Managed Series, Equity Series, and Overseas Series, these futures contracts will primarily consist of futures based on government securities (i.e., Treasury Bonds). By purchasing futures on securities, a Series will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by selling futures on securities, it will legally obligate itself to make delivery of the security against payment of the agreed price. Open futures positions on securities are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board of Directors.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Series’ futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Series to do so. However, the loss from investing in futures transactions is potentially unlimited. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline in a particular foreign currency against the U.S. dollar or another foreign currency, each Series is authorized to enter into forward foreign currency exchange contracts. In addition, each Series is authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts, options on such futures contracts, and options on foreign currencies in order to protect against uncertainty in the future levels of currency exchange rates.

Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Series to establish a rate of exchange for a future point in time. A Series may enter into forward foreign currency exchange contracts when deemed advisable by the Advisor under only two circumstances.

First, when entering into a contract for the purchase or sale of a security in a foreign currency, a Series may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. This hedging technique is known as “transaction hedging”.

Second, when the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Series may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This hedging technique is known as “position hedging”. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Series will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

Each Series will earmark or segregate cash or liquid securities equal to the amount of that Series’ assets that would be required to consummate forward contracts entered into under the second circumstance, as set forth above. For the purpose of determining the adequacy of the securities, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be earmarked or segregated daily so that the value will equal the amount of such commitments by such Series.

Currency Futures Contracts and Options on Futures Contracts. Each Series is authorized to purchase and sell currency futures contracts and options thereon. Currency futures contracts involve entering into contracts for the purchase or sale for future delivery of foreign currencies. A “sale” of a currency futures contract (i.e., short) means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A “purchase” of a futures contract (i.e., long) means the acquisition of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of portfolio securities held by the Series or adversely affect the prices of securities which the Series intend to purchase at a later date. The loss from investing in futures transactions is potentially unlimited. To minimize this risk, such instruments will be used only in connection with permitted transaction or position hedging and not for speculative purposes. A Series will not enter into a currency futures contract or option thereon, if as a result thereof, the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute “bona fide hedging” under CFTC rules will exceed 5% of the liquidation value of the Series’ total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series’ portfolio. A Series will comply with guidelines established by the SEC with respect to covering of obligations under future contracts and will earmark or segregate cash and/or liquid securities in a separate account in the amount prescribed.

Although each Series intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, due to the risk of an imperfect correlation between securities in the Series’ portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective. For example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of the gains on the portfolio securities that were the subject of such hedge.

Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained for such contract. Although futures contracts typically require actual delivery of and payment for financial instruments or currencies, the contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, a Series realizes a gain; if it is more, a Series realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Series realizes a gain; if it is less, a Series realizes a loss. Transaction costs must also be included in these calculations. There can be no assurance, however, that a Series will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Series is not able to enter into an offsetting transaction, a Series will continue to be required to maintain the margin deposits on the contract. The ability to establish and close out positions on such options is dependent on the existence of a liquid secondary market. It is not certain that a liquid market will exist for any particular futures contracts.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if a call option and a short position if a put option) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if a call option and a long position if a put option). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Call options sold by a Series with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying the futures contract, or by earmarking or segregating cash or liquid securities in an amount sufficient to fulfill the obligations undertaken by the futures contract. A put option sold by a Series is covered when, among other things, cash or liquid assets are earmarked or placed in a segregated account to fulfill the obligations undertaken.

Foreign Currency Options. Each Series, except for the Tax Exempt Series, is authorized to purchase and write put and call options on foreign currencies. A call option is a contract whereby the purchaser, in return for a premium, has the right, but not the obligation, to buy the currency underlying the option at a specified price during the exercise period. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the exercise period, to deliver the underlying currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying currency at the exercise price. A Series will use currency options only to hedge against the risk of fluctuations of foreign exchange rates related to securities held in its portfolio or which it intends to purchase, and to earn a higher return by receiving a premium for writing options. Options on foreign currencies are affected by all the factors that influence foreign exchange rates and investments generally.

Appendix E

BENEFICIAL OWNERS OF THE FUND

As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the shares of each Series, as indicated below.

Series	Owners Name and Address	Shares Owned	% of Shares
CORE BOND SERIES	Operating Engineers Local 66	450,922.000	9.61%
	PO Box 38682
	c/o Robert T. Jack
	Pittsburgh, PA 15238-8682

	IBEW Local Union No 56	274,542.000	5.85%
	IBEW Local Union No 56 Pension Plan
	Diana Shaner
	185 Pennbriar Drive
	Erie, PA 16509-6651

	UA Local 73 Pension Plan	421,982.149	8.99%
	PO Box 911
	Oswego, NY 13126

	Carey & Co.	561,564.437	11.96%
	7 Easton Oval
	Columbus, OH 43219

	Jupiter & Co.	1,054,551.434	22.47%
	c/o Investors Bank & Trust Co.
	PO Box 9130 FPG090
	ATTN Mutual Fund Processing
	Boston, MA 02117-9130

CORE PLUS BOND SERIES	Carey & Co.	1,399,104.755	5.48%
	7 Easton Oval
	Columbus, OH 43219

	Jupiter & Co.	14,355,982.620	56.24%
	c/o Investors Bank & Trust Co.
	PO Box 9130 FPG090
	Attn Mutual Fund Processing
	Boston, MA 02117-9130

DIVERSIFIED EXEMPT SERIES	Jupiter & Co.	14,950,559.515	76.30
	c/o Investors Bank & Trust Co.
	PO Box 9130 FPG090
	Attn Mutual Fund Processing
	Boston, MA 02117-9130

EQUITY SERIES	Charles Schwab & Co. Inc.	5,900,808.735	83.98%
	Special Custody Account
	Benefit of our Customer
	101 Montgomery Street
	San Francisco, CA 94104-4122

FINANCIAL SERVICES SERIES	Carey & Co.	630,974.998	5.34%
	7 Easton Oval
	Columbus, OH 43219

	Jupiter & Co.	5,439,480.492	46.03%
	c/o Investors Bank & Trust Co.
	PO Box 9130 FPG090
	Attn Mutual Fund Processing
	Boston, MA 02117-9130

INTERNATIONAL SERIES	Jupiter & Co.	10,395,645.171	43.44%
	c/o Investors Bank & Trust Co.
	PO Box 9130 FPG090
	Attn Mutual Fund Processing
	Boston, MA 02117-9130

LIFE SCIENCES SERIES	Carey & Co.	1,213,446.197	5.22%
	7 Easton Oval
	Columbus, OH 43219

	Jupiter & Co.	10,077,745.544	43.32%
	c/o Investors Bank & Trust Co.
	PO Box 9130 FPG090
	Attn Mutual Fund Processing
	Boston, MA 02117-9130

NY TAX EXEMPT SERIES	William B Hale	560,609.623	5.57%
	67 Woodbury Pl
	Rochester, NY 14618

	Jupiter & Co.	5,577,494.998	55.44%
	c/o Investors Bank & Trust Co.
	PO Box 9130 FPG090
	Attn Mutual Fund Processing
	Boston, MA 02117-9130

OHIO TAX EXEMPT SERIES	Carey & Co.	510,232.083	21.78%
	7 Easton Oval
	Columbus, OH 43219

	Jupiter & Co.	818,317.765	34.92%
	c/o Investors Bank & Trust Co.
	PO Box 9130 FPG090
	Attn Mutual Fund Processing
	Boston, MA 02117-9130

	F Eck & NCB Ttee U/A Franklin E Eck Trst	238,675.790	10.19%
	c/o Franklin Eck
	4640 Trueman Blvd.
	Hilliard, OH 43026

OVERSEAS SERIES	Market Street International Equity Fund	2,664,091.866	48.52%
	c/o Market Street Trust Company
	80 E Market Street
	Suite 300
	Corning, NY 14830

	CAPINO	895,410.382	16.31%
	c/o US Bank
	PO Box 1787
	Attn: Mutual Funds Ryan Creegan
	Milwaukee, WI 53201

	Highway Patrol Retirement System	933,741.601	17.007%
	6161 Busch Blvd.
	Suite 119
	Columbus, OH 43229

PRO-BLEND CONSERVATIVE TERM SERIES	Charles Schwab & Co. Inc.	861,885.276	10.74%
	Special Custody Account
	Benefit of our Customer
	101 Montgomery Street
	San Francisco, CA 94104-4122

	Transamerica Life Insurance Company	1,657,991.881	20.66%
	1150 S. Olive Street T-04-05
	Los Angeles, CA 90015

	Nationwide Trust Company FSB	585,757.055	7.30%
	c/o IPO Portfolio Accounting
	PO Box 182029
	Columbus, OH 43218-2029

	Wachovia Bank FBO	2,663,575.451	33.18%
	Various Retirement Plans
	1525 West WT Harris Blvd
	Charlotte, NC 28288-1076

PRO-BLEND EXTENDED TERM SERIES	Charles Schwab & Co. Inc.	3,843,984.699	11.74%
	Special Custody Account
	Benefit of our Customer
	101 Montgomery Street
	San Francisco, CA 94104-4122

	Transamerica Life Insurance Company	2,077,837.562	6.34%
	1150 S. Olive Street T-04-05
	Los Angeles, CA 90015

	Nationwide Trust Company FSB	1,744,687.314	5.33%
	c/o IPO Portfolio Accounting
	PO Box 182029
	Columbus, OH 43218-2029

	NFS LLC FEBO	3,625,856.136	11.07%
	Reliance Trust Company Ttee
	Guthrie Clinic Ltd. PSP
	Guthrie Square
	Sayre, PA 18840

	Wachovia Bank FBO	2,060,810.219	6.29%
	Various Retirement Plans
	1525 West WT Harris Blvd
	Charlotte, NC 28288-1076

PRO-BLEND MAXIMUM TERM SERIES	Charles Schwab & Co. Inc.	5,139,109.622	20.52%
	Special Custody Account
	Benefit of our Customer
	101 Montgomery Street
	San Francisco, CA 94104-4122

	First Trust & Co	1,696,097.550	6.77%
	FTC & Co. Datalynx T03
	Attn TLX
	PO Box 173736
	Denver, CO 80217-3736

	Nationwide Trust Company FSB	1,468,566.964	5.86%
	c/o IPO Portfolio Accounting
	PO Box 182029
	Columbus, OH 43218-2029

	Wachovia Bank FBO	2,051,718.484	8.19%
	Various Retirement Plans
	1525 West WT Harris Blvd
	Charlotte, NC 28288-1076

PRO-BLEND MODERATE TERM SERIES	Charles Schwab & Co. Inc.	2,357,196.107	9.05%
	Special Custody Account
	Benefit of our Customer
	101 Montgomery Street
	San Francisco, CA 94104-4122

	Transamerica Life Insurance Company	8,385,506.395	32.21%
	1150 S. Olive Street T-04-05
	Los Angeles, CA 90015

	Nationwide Trust Company FSB	1,957,083.951	7.52%
	c/o IPO Portfolio Accounting
	PO Box 182029
	Columbus, OH 43218-2029

	Wachovia Bank FBO	4,163,699.022	15.99%
	Various Retirement Plans
	1525 West WT Harris Blvd
	Charlotte, NC 28288-1076

SMALL CAP SERIES	Charles Schwab & Co. Inc.	1,125,602.647	7.58%
	Special Custody Account
	Benefit of our Customer
	101 Montgomery Street
	San Francisco, CA 94104-4122

	Wendel & Co.	1,278,865.376	8.61%
	c/o The Bank of New York
	Mutual Fund Reorg Dept-6 Floor
	PO Box 1066
	New York, NY 10268

	Jupiter & Co.	5,139,784.646	34.61%
	c/o Investors Bank & Trust Co.
	PO Box 9130 FPG090
	Attn Mutual Fund Processing
	Boston, MA 02117-9130

TAX MANAGED SERIES	Lauer Co.	542,363.028	63.31%
	c/o The Glenmede Trust Company N A
	PO Box 58997
	Philadelphia, PA 19102-8997

TECHNOLOGY SERIES	Carey & Co.	946,226.000	5.43%
	7 Easton Oval
	Columbus, OH 43219

	Jupiter & Co.	7,929,776.605	45.56%
	c/o Investors Bank & Trust Co.
	PO Box 9130 FPG090
	Attn Mutual Fund Processing
	Boston, MA 02117-9130

WORLD OPPORTUNITIES SERIES	Jupiter & Co.	9,056,895.503	16.76%
	c/o Investors Bank & Trust Co.
	PO Box 9130 FPG090
	Attn Mutual Fund Processing
	Boston, MA 02117-9130

Manning & Napier Fund, Inc.

Core Bond Series

PROXY TABULATOR
TO VOTE BY TELEPHONE

	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
	2)	Call 888-221-0697.
	3)	Follow the recorded instructions.

TO VOTE BY INTERNET

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

TO VOTE BY MAIL

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the reverse side.
	3)	Sign, date and return the Proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MANNING & NAPIER FUND, INC.	TO BE HELD ON NOVEMBER 12, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MANNING & NAPIER FUND, INC. (the “Fund”) and each of its portfolios (the “Series”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Jodi L. Hedberg, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Series standing in the name of the undersigned at the Meeting, and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date: ______________________________, 2007

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Proposal 1. To elect members of the Board of Directors of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(01) B. Reuben Auspitz (02) Stephen B. Ashley (03) Peter L. Faber (04) Harris H. Rusitzky	☐	☐	☐

*	To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) below.

Proposal 2. To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each Item. If you vote on Proposal 3 as a group, the Series will record your votes as having been cast “For” or “Against” each applicable Item within Proposal 3 in accordance with your vote. Alternatively, you may vote separately “For” or “Against” each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific Items of Proposal 3, your vote on Proposal 3 as a group will control and will be recorded as your intended vote, except with respect to those specific Items for which you have voted separately, in which case your separate votes will control with respect to such Items and will be recorded as your intended vote.

		FOR	AGAINST	ABSTAIN

PROPOSAL 3.	To approve eliminating, reclassifying or amending certain fundamental investment policies and restrictions.	☐	☐	☐

STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted on Proposal 3 as a group and would like to vote on each Item separately, please check the appropriate boxes below.

	3.A.I. Fundamental Policy Regarding Borrowing	☐	☐	☐

	3.A.V. Fundamental Policy Regarding Buying or Selling of Commodities or Commodity Contracts	☐	☐	☐

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Manning & Napier Fund, Inc.

Core Plus Bond Series

PROXY TABULATOR
TO VOTE BY TELEPHONE

	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
	2)	Call 888-221-0697.
	3)	Follow the recorded instructions.

TO VOTE BY INTERNET

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

TO VOTE BY MAIL

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the reverse side.
	3)	Sign, date and return the Proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MANNING & NAPIER FUND, INC.	TO BE HELD ON NOVEMBER 12, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MANNING & NAPIER FUND, INC. (the “Fund”) and each of its portfolios (the “Series”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Jodi L. Hedberg, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Series standing in the name of the undersigned at the Meeting, and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date: ______________________________, 2007

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Proposal 1. To elect members of the Board of Directors of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
(01) B. Reuben Auspitz (02) Stephen B. Ashley (03) Peter L. Faber (04) Harris H. Rusitzky	☐	☐	☐

*	To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) below.

Proposal 2. To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each Item. If you vote on Proposal 3 as a group, the Series will record your votes as having been cast “For” or “Against” each applicable Item within Proposal 3 in accordance with your vote. Alternatively, you may vote separately “For” or “Against” each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific Items of Proposal 3, your vote on Proposal 3 as a group will control and will be recorded as your intended vote, except with respect to those specific Items for which you have voted separately, in which case your separate votes will control with respect to such Items and will be recorded as your intended vote.

		FOR	AGAINST	ABSTAIN

PROPOSAL 3.	To approve eliminating, reclassifying or amending certain fundamental investment policies and restrictions.	☐	☐	☐

STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted on Proposal 3 as a group and would like to vote on each Item separately, please check the appropriate boxes below.

	3.A.I. Fundamental Policy Regarding Borrowing	☐	☐	☐

	3.A.V. Fundamental Policy Regarding Buying or Selling of Commodities or Commodity Contracts	☐	☐	☐

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Manning & Napier Fund, Inc.

Diversified Tax Exempt Series

PROXY TABULATOR
TO VOTE BY TELEPHONE

	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
	2)	Call 888-221-0697.
	3)	Follow the recorded instructions.

TO VOTE BY INTERNET

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

TO VOTE BY MAIL

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the reverse side.
	3)	Sign, date and return the Proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MANNING & NAPIER FUND, INC.	TO BE HELD ON NOVEMBER 12, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MANNING & NAPIER FUND, INC. (the “Fund”) and each of its portfolios (the “Series”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Jodi L. Hedberg, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Series standing in the name of the undersigned at the Meeting, and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date: ______________________________, 2007

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Proposal 1. To elect members of the Board of Directors of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(01) B. Reuben Auspitz (02) Stephen B. Ashley (03) Peter L. Faber (04) Harris H. Rusitzky	☐	☐	☐

*	To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) below.

Proposal 2. To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each Item. If you vote on Proposal 3 as a group, the Series will record your votes as having been cast “For” or “Against” each applicable Item within Proposal 3 in accordance with your vote. Alternatively, you may vote separately “For” or “Against” each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific Items of Proposal 3, your vote on Proposal 3 as a group will control and will be recorded as your intended vote, except with respect to those specific Items for which you have voted separately, in which case your separate votes will control with respect to such Items and will be recorded as your intended vote.

		FOR	AGAINST	ABSTAIN

PROPOSAL 3.	To approve eliminating, reclassifying or amending certain fundamental investment policies and restrictions.	☐	☐	☐

STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted on Proposal 3 as a group and would like to vote on each Item separately, please check the appropriate boxes below.

	3.A.I. Fundamental Policy Regarding Borrowing	☐	☐	☐

	3.A.II. Fundamental Policy Regarding Investments in any one Industry	☐	☐	☐

	3.A.III. Fundamental Policy Regarding Loans	☐	☐	☐

	3.A.IV. Fundamental Policy Regarding Senior Securities or Pledging its Assets	☐	☐	☐

	3.A.V. Fundamental Policy Regarding Buying or Selling of Commodities or Commodity Contracts	☐	☐	☐

	3.A.VI. Fundamental Policy Regarding Underwriting of Securities	☐	☐	☐

	3.A.VII. Fundamental Policy Regarding Diversification	☐	☐	☐

	3.B.I. Fundamental Policy Regarding Restricted Securities	☐	☐	☐

	3.B.II. Fundamental Policy Regarding Securities on Margin	☐	☐	☐

	3.B.III. Fundamental Policy Regarding Acquiring Securities of Other Investment Companies	☐	☐	☐

	3.B.V. Fundamental Policy Regarding Options	☐	☐	☐

	3.B.VI. Fundamental Policy Regarding Hedging and Derivative Transactions	☐	☐	☐

	3.B.VII. Fundamental Policy Regarding Foreign Securities	☐	☐	☐

	3.C.I. Fundamental Policy Regarding Exercising Control	☐	☐	☐

3.C.III. Fundamental Policy Regarding Short Sales or Short Positions	☐	☐	☐

3.C.IV. Fundamental Policy Regarding Participation on a Joint or Joint and Several Basis	☐	☐	☐

3.C.V. Fundamental Policy Regarding Oil, Gas or Other Mineral Exploration or Development Programs	☐	☐	☐

3.C.VI. Fundamental Policy Regarding Officers and Directors of the Fund	☐	☐	☐

3.C.VII. Fundamental Policy Regarding Investing in Companies with Less Than Three Years Continuous Operation	☐	☐	☐

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Manning & Napier Fund, Inc.

Equity Series

PROXY TABULATOR
TO VOTE BY TELEPHONE

	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
	2)	Call 888-221-0697.
	3)	Follow the recorded instructions.

TO VOTE BY INTERNET

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

TO VOTE BY MAIL

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the reverse side.
	3)	Sign, date and return the Proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MANNING & NAPIER FUND, INC.	TO BE HELD ON NOVEMBER 12, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MANNING & NAPIER FUND, INC. (the “Fund”) and each of its portfolios (the “Series”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Jodi L. Hedberg, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Series standing in the name of the undersigned at the Meeting, and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date: ______________________________, 2007

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Proposal 1. To elect members of the Board of Directors of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(01) B. Reuben Auspitz (02) Stephen B. Ashley (03) Peter L. Faber (04) Harris H. Rusitzky	☐	☐	☐

*	To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) below.

Proposal 2. To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each Item. If you vote on Proposal 3 as a group, the Series will record your votes as having been cast “For” or “Against” each applicable Item within Proposal 3 in accordance with your vote. Alternatively, you may vote separately “For” or “Against” each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific Items of Proposal 3, your vote on Proposal 3 as a group will control and will be recorded as your intended vote, except with respect to those specific Items for which you have voted separately, in which case your separate votes will control with respect to such Items and will be recorded as your intended vote.

		FOR	AGAINST	ABSTAIN

PROPOSAL 3.	To approve eliminating, reclassifying or amending certain fundamental investment policies and restrictions.	☐	☐	☐

STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted on Proposal 3 as a group and would like to vote on each Item separately, please check the appropriate boxes below.

	3.A.I. Fundamental Policy Regarding Borrowing	☐	☐	☐

	3.A.II. Fundamental Policy Regarding Investments in any one Industry	☐	☐	☐

	3.A.III. Fundamental Policy Regarding Loans	☐	☐	☐

	3.A.IV. Fundamental Policy Regarding Senior Securities or Pledging its Assets	☐	☐	☐

	3.A.V. Fundamental Policy Regarding Buying or Selling of Commodities or Commodity Contracts	☐	☐	☐

	3.A.VI. Fundamental Policy Regarding Underwriting of Securities	☐	☐	☐

	3.A.VII. Fundamental Policy Regarding Diversification	☐	☐	☐

	3.B.I. Fundamental Policy Regarding Restricted Securities	☐	☐	☐

	3.B.II. Fundamental Policy Regarding Securities on Margin	☐	☐	☐

	3.B.III. Fundamental Policy Regarding Acquiring Securities of Other Investment Companies	☐	☐	☐

	3.B.IV. Fundamental Policy Regarding Warrants	☐	☐	☐

	3.B.V. Fundamental Policy Regarding Options	☐	☐	☐

	3.B.VI. Fundamental Policy Regarding Hedging and Derivative Transactions	☐	☐	☐

	3.B.VII. Fundamental Policy Regarding Foreign Securities	☐	☐	☐

3.C.I. Fundamental Policy Regarding Exercising Control	☐	☐	☐

3.C.III. Fundamental Policy Regarding Short Sales or Short Positions	☐	☐	☐

3.C.IV. Fundamental Policy Regarding Participation on a Joint or Joint and Several Basis	☐	☐	☐

3.C.V. Fundamental Policy Regarding Oil, Gas or Other Mineral Exploration or Development Programs	☐	☐	☐

3.C.VI. Fundamental Policy Regarding Officers and Directors of the Fund	☐	☐	☐

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Manning & Napier Fund, Inc.

Financial Services Series

PROXY TABULATOR
TO VOTE BY TELEPHONE

	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
	2)	Call 888-221-0697.
	3)	Follow the recorded instructions.

TO VOTE BY INTERNET

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

TO VOTE BY MAIL

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the reverse side.
	3)	Sign, date and return the Proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MANNING & NAPIER FUND, INC.	TO BE HELD ON NOVEMBER 12, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MANNING & NAPIER FUND, INC. (the “Fund”) and each of its portfolios (the “Series”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Jodi L. Hedberg, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Series standing in the name of the undersigned at the Meeting, and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date: ______________________________, 2007

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Proposal 1. To elect members of the Board of Directors of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(01) B. Reuben Auspitz (02) Stephen B. Ashley (03) Peter L. Faber (04) Harris H. Rusitzky	☐	☐	☐

*	To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) below.

Proposal 2. To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each Item. If you vote on Proposal 3 as a group, the Series will record your votes as having been cast “For” or “Against” each applicable Item within Proposal 3 in accordance with your vote. Alternatively, you may vote separately “For” or “Against” each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific Items of Proposal 3, your vote on Proposal 3 as a group will control and will be recorded as your intended vote, except with respect to those specific Items for which you have voted separately, in which case your separate votes will control with respect to such Items and will be recorded as your intended vote.

		FOR	AGAINST	ABSTAIN

PROPOSAL 3.	To approve eliminating, reclassifying or amending certain fundamental investment policies and restrictions.	☐	☐	☐

STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted on Proposal 3 as a group and would like to vote on each Item separately, please check the appropriate boxes below.

	3.A.I. Fundamental Policy Regarding Borrowing	☐	☐	☐

	3.A.V. Fundamental Policy Regarding Buying or Selling of Commodities or Commodity Contracts	☐	☐	☐

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Manning & Napier Fund, Inc.

International Series

PROXY TABULATOR
TO VOTE BY TELEPHONE

	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
	2)	Call 888-221-0697.
	3)	Follow the recorded instructions.

TO VOTE BY INTERNET

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

TO VOTE BY MAIL

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the reverse side.
	3)	Sign, date and return the Proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MANNING & NAPIER FUND, INC.	TO BE HELD ON NOVEMBER 12, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MANNING & NAPIER FUND, INC. (the “Fund”) and each of its portfolios (the “Series”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Jodi L. Hedberg, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Series standing in the name of the undersigned at the Meeting, and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date: ______________________________, 2007

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Proposal 1. To elect members of the Board of Directors of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(01) B. Reuben Auspitz (02) Stephen B. Ashley (03) Peter L. Faber (04) Harris H. Rusitzky	☐	☐	☐

*	To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) below.

Proposal 2. To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each Item. If you vote on Proposal 3 as a group, the Series will record your votes as having been cast “For” or “Against” each applicable Item within Proposal 3 in accordance with your vote. Alternatively, you may vote separately “For” or “Against” each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific Items of Proposal 3, your vote on Proposal 3 as a group will control and will be recorded as your intended vote, except with respect to those specific Items for which you have voted separately, in which case your separate votes will control with respect to such Items and will be recorded as your intended vote.

		FOR	AGAINST	ABSTAIN

PROPOSAL 3.	To approve eliminating, reclassifying or amending certain fundamental investment policies and restrictions.	☐	☐	☐

STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted on Proposal 3 as a group and would like to vote on each Item separately, please check the appropriate boxes below.

	3.A.I. Fundamental Policy Regarding Borrowing	☐	☐	☐

	3.A.II. Fundamental Policy Regarding Investments in any one Industry	☐	☐	☐

	3.A.III. Fundamental Policy Regarding Loans	☐	☐	☐

	3.A.IV. Fundamental Policy Regarding Senior Securities or Pledging its Assets	☐	☐	☐

	3.A.V. Fundamental Policy Regarding Buying or Selling of Commodities or Commodity Contracts	☐	☐	☐

	3.A.VI. Fundamental Policy Regarding Underwriting of Securities	☐	☐	☐

	3.A.VII. Fundamental Policy Regarding Diversification	☐	☐	☐

	3.B.I. Fundamental Policy Regarding Restricted Securities	☐	☐	☐

	3.B.II. Fundamental Policy Regarding Securities on Margin	☐	☐	☐

	3.B.III. Fundamental Policy Regarding Acquiring Securities of Other Investment Companies	☐	☐	☐

	3.B.IV. Fundamental Policy Regarding Warrants	☐	☐	☐

	3.B.V. Fundamental Policy Regarding Options	☐	☐	☐

	3.B.VI. Fundamental Policy Regarding Hedging and Derivative Transactions	☐	☐	☐

	3.B.VII. Fundamental Policy Regarding Foreign Securities	☐	☐	☐

3.C.I. Fundamental Policy Regarding Exercising Control	☐	☐	☐

3.C.III. Fundamental Policy Regarding Short Sales or Short Positions	☐	☐	☐

3.C.IV. Fundamental Policy Regarding Participation on a Joint or Joint and Several Basis	☐	☐	☐

3.C.V. Fundamental Policy Regarding Oil, Gas or Other Mineral Exploration or Development Programs	☐	☐	☐

3.C.VI. Fundamental Policy Regarding Officers and Directors of the Fund	☐	☐	☐

3.C.VII. Fundamental Policy Regarding Investing in Companies with Less Than Three Years Continuous Operation	☐	☐	☐

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Manning & Napier Fund, Inc.

Life Sciences Series

PROXY TABULATOR

TO VOTE BY TELEPHONE

	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
	2)	Call 888-221-0697.
	3)	Follow the recorded instructions.

TO VOTE BY INTERNET

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

TO VOTE BY MAIL

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the reverse side.
	3)	Sign, date and return the Proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MANNING & NAPIER FUND, INC.	TO BE HELD ON NOVEMBER 12, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MANNING & NAPIER FUND, INC. (the “Fund”) and each of its portfolios (the “Series”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Jodi L. Hedberg, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Series standing in the name of the undersigned at the Meeting, and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date: ______________________________, 2007

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Proposal 1. To elect members of the Board of Directors of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(01) B. Reuben Auspitz (02) Stephen B. Ashley (03) Peter L. Faber (04) Harris H. Rusitzky	☐	☐	☐

*	To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) below.

Proposal 2. To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each Item. If you vote on Proposal 3 as a group, the Series will record your votes as having been cast “For” or “Against” each applicable Item within Proposal 3 in accordance with your vote. Alternatively, you may vote separately “For” or “Against” each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific Items of Proposal 3, your vote on Proposal 3 as a group will control and will be recorded as your intended vote, except with respect to those specific Items for which you have voted separately, in which case your separate votes will control with respect to such Items and will be recorded as your intended vote.

		FOR	AGAINST	ABSTAIN

PROPOSAL 3.	To approve eliminating, reclassifying or amending certain fundamental investment policies and restrictions.	☐	☐	☐

STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted on Proposal 3 as a group and would like to vote on each Item separately, please check the appropriate boxes below.

	3.A.I. Fundamental Policy Regarding Borrowing	☐	☐	☐

	3.A.II. Fundamental Policy Regarding Investments in any one Industry	☐	☐	☐

	3.A.III. Fundamental Policy Regarding Loans	☐	☐	☐

	3.A.IV. Fundamental Policy Regarding Senior Securities or Pledging its Assets	☐	☐	☐

	3.A.V. Fundamental Policy Regarding Buying or Selling of Commodities or Commodity Contracts	☐	☐	☐

	3.A.VI. Fundamental Policy Regarding Underwriting of Securities	☐	☐	☐

	3.B.I. Fundamental Policy Regarding Restricted Securities	☐	☐	☐

	3.B.II. Fundamental Policy Regarding Securities on Margin	☐	☐	☐

	3.B.III. Fundamental Policy Regarding Acquiring Securities of Other Investment Companies	☐	☐	☐

	3.B.IV. Fundamental Policy Regarding Warrants	☐	☐	☐

	3.B.V. Fundamental Policy Regarding Options	☐	☐	☐

	3.B.VI. Fundamental Policy Regarding Hedging and Derivative Transactions	☐	☐	☐

	3.B.VII. Fundamental Policy Regarding Foreign Securities	☐	☐	☐

	3.C.I. Fundamental Policy Regarding Exercising Control	☐	☐	☐

3.C.II. Fundamental Policy Regarding Investment in any One Issuer	☐	☐	☐

3.C.III. Fundamental Policy Regarding Short Sales or Short Positions	☐	☐	☐

3.C.IV. Fundamental Policy Regarding Participation on a Joint or Joint and Several Basis	☐	☐	☐

3.C.V. Fundamental Policy Regarding Oil, Gas or Other Mineral Exploration or Development Programs	☐	☐	☐

3.C.VI. Fundamental Policy Regarding Officers and Directors of the Fund	☐	☐	☐

3.C.VII. Fundamental Policy Regarding Investing in Companies with Less Than Three Years Continuous Operation	☐	☐	☐

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Manning & Napier Fund, Inc.

New York Tax Exempt Series

PROXY TABULATOR

TO VOTE BY TELEPHONE

	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
	2)	Call 888-221-0697.
	3)	Follow the recorded instructions.

TO VOTE BY INTERNET

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

TO VOTE BY MAIL

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the reverse side.
	3)	Sign, date and return the Proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MANNING & NAPIER FUND, INC.	TO BE HELD ON NOVEMBER 12, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MANNING & NAPIER FUND, INC. (the “Fund”) and each of its portfolios (the “Series”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Jodi L. Hedberg, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Series standing in the name of the undersigned at the Meeting, and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date: ______________________________, 2007

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Proposal 1. To elect members of the Board of Directors of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(01) B. Reuben Auspitz (02) Stephen B. Ashley (03) Peter L. Faber (04) Harris H. Rusitzky	☐	☐	☐

*	To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) below.

Proposal 2. To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each Item. If you vote on Proposal 3 as a group, the Series will record your votes as having been cast “For” or “Against” each applicable Item within Proposal 3 in accordance with your vote. Alternatively, you may vote separately “For” or “Against” each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific Items of Proposal 3, your vote on Proposal 3 as a group will control and will be recorded as your intended vote, except with respect to those specific Items for which you have voted separately, in which case your separate votes will control with respect to such Items and will be recorded as your intended vote.

		FOR	AGAINST	ABSTAIN

PROPOSAL 3.	To approve eliminating, reclassifying or amending certain fundamental investment policies and restrictions.	☐	☐	☐

STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted on Proposal 3 as a group and would like to vote on each Item separately, please check the appropriate boxes below.

	3.A.I. Fundamental Policy Regarding Borrowing	☐	☐	☐

	3.A.II. Fundamental Policy Regarding Investments in any one Industry	☐	☐	☐

	3.A.III. Fundamental Policy Regarding Loans	☐	☐	☐

	3.A.IV. Fundamental Policy Regarding Senior Securities or Pledging its Assets	☐	☐	☐

	3.A.V. Fundamental Policy Regarding Buying or Selling of Commodities or Commodity Contracts	☐	☐	☐

	3.A.VI. Fundamental Policy Regarding Underwriting of Securities	☐	☐	☐

	3.A.VII. Fundamental Policy Regarding Diversification	☐	☐	☐

	3.B.I. Fundamental Policy Regarding Restricted Securities	☐	☐	☐

	3.B.II. Fundamental Policy Regarding Securities on Margin	☐	☐	☐

	3.B.III. Fundamental Policy Regarding Acquiring Securities of Other Investment Companies	☐	☐	☐

	3.B.V. Fundamental Policy Regarding Options	☐	☐	☐

	3.B.VI. Fundamental Policy Regarding Hedging and Derivative Transactions	☐	☐	☐

	3.B.VII. Fundamental Policy Regarding Foreign Securities	☐	☐	☐

	3.C.I. Fundamental Policy Regarding Exercising Control	☐	☐	☐

3.C.III. Fundamental Policy Regarding Short Sales or Short Positions	☐	☐	☐

3.C.IV. Fundamental Policy Regarding Participation on a Joint or Joint and Several Basis	☐	☐	☐

3.C.V. Fundamental Policy Regarding Oil, Gas or Other Mineral Exploration or Development Programs	☐	☐	☐

3.C.VI. Fundamental Policy Regarding Officers and Directors of the Fund	☐	☐	☐

3.C.VII. Fundamental Policy Regarding Investing in Companies with Less Than Three Years Continuous Operation	☐	☐	☐

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Manning & Napier Fund, Inc.

Ohio Tax Exempt Series

PROXY TABULATOR

TO VOTE BY TELEPHONE

	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
	2)	Call 888-221-0697.
	3)	Follow the recorded instructions.

TO VOTE BY INTERNET

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

TO VOTE BY MAIL

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the reverse side.
	3)	Sign, date and return the Proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MANNING & NAPIER FUND, INC.	TO BE HELD ON NOVEMBER 12, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MANNING & NAPIER FUND, INC. (the “Fund”) and each of its portfolios (the “Series”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Jodi L. Hedberg, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Series standing in the name of the undersigned at the Meeting, and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date: ______________________________, 2007

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Proposal 1. To elect members of the Board of Directors of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(01) B. Reuben Auspitz (02) Stephen B. Ashley (03) Peter L. Faber (04) Harris H. Rusitzky	☐	☐	☐

*	To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) below.

Proposal 2. To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each Item. If you vote on Proposal 3 as a group, the Series will record your votes as having been cast “For” or “Against” each applicable Item within Proposal 3 in accordance with your vote. Alternatively, you may vote separately “For” or “Against” each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific Items of Proposal 3, your vote on Proposal 3 as a group will control and will be recorded as your intended vote, except with respect to those specific Items for which you have voted separately, in which case your separate votes will control with respect to such Items and will be recorded as your intended vote.

		FOR	AGAINST	ABSTAIN

PROPOSAL 3.	To approve eliminating, reclassifying or amending certain fundamental investment policies and restrictions.	☐	☐	☐

STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted on Proposal 3 as a group and would like to vote on each Item separately, please check the appropriate boxes below.

	3.A.I. Fundamental Policy Regarding Borrowing	☐	☐	☐

	3.A.II. Fundamental Policy Regarding Investments in any one Industry	☐	☐	☐

	3.A.III. Fundamental Policy Regarding Loans	☐	☐	☐

	3.A.IV. Fundamental Policy Regarding Senior Securities or Pledging its Assets	☐	☐	☐

	3.A.V. Fundamental Policy Regarding Buying or Selling of Commodities or Commodity Contracts	☐	☐	☐

	3.A.VI. Fundamental Policy Regarding Underwriting of Securities	☐	☐	☐

	3.A.VII. Fundamental Policy Regarding Diversification	☐	☐	☐

	3.B.I. Fundamental Policy Regarding Restricted Securities	☐	☐	☐

	3.B.II. Fundamental Policy Regarding Securities on Margin	☐	☐	☐

	3.B.III. Fundamental Policy Regarding Acquiring Securities of Other Investment Companies	☐	☐	☐

	3.B.V. Fundamental Policy Regarding Options	☐	☐	☐

	3.B.VI. Fundamental Policy Regarding Hedging and Derivative Transactions	☐	☐	☐

	3.B.VII. Fundamental Policy Regarding Foreign Securities	☐	☐	☐

	3.C.I. Fundamental Policy Regarding Exercising Control	☐	☐	☐

3.C.III. Fundamental Policy Regarding Short Sales or Short Positions	☐	☐	☐

3.C.IV. Fundamental Policy Regarding Participation on a Joint or Joint and Several Basis	☐	☐	☐

3.C.V. Fundamental Policy Regarding Oil, Gas or Other Mineral Exploration or Development Programs	☐	☐	☐

3.C.VI. Fundamental Policy Regarding Officers and Directors of the Fund	☐	☐	☐

3.C.VII. Fundamental Policy Regarding Investing in Companies with Less Than Three Years Continuous Operation	☐	☐	☐

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Manning & Napier Fund, Inc.

Overseas Series

PROXY TABULATOR
TO VOTE BY TELEPHONE

	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
	2)	Call 888-221-0697.
	3)	Follow the recorded instructions.

TO VOTE BY INTERNET

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

TO VOTE BY MAIL

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the reverse side.
	3)	Sign, date and return the Proxy card in the
envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MANNING & NAPIER FUND, INC.	TO BE HELD ON NOVEMBER 12, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MANNING & NAPIER FUND, INC. (the “Fund”) and each of its portfolios (the “Series”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Jodi L. Hedberg, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Series standing in the name of the undersigned at the Meeting, and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date: ______________________________, 2007

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Proposal 1. To elect members of the Board of Directors of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(01) B. Reuben Auspitz (02) Stephen B. Ashley (03) Peter L. Faber (04) Harris H. Rusitzky	☐	☐	☐

*	To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) below.

Proposal 2. To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each Item. If you vote on Proposal 3 as a group, the Series will record your votes as having been cast “For” or “Against” each applicable Item within Proposal 3 in accordance with your vote. Alternatively, you may vote separately “For” or “Against” each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific Items of Proposal 3, your vote on Proposal 3 as a group will control and will be recorded as your intended vote, except with respect to those specific Items for which you have voted separately, in which case your separate votes will control with respect to such Items and will be recorded as your intended vote.

		FOR	AGAINST	ABSTAIN

PROPOSAL 3.	To approve eliminating, reclassifying or amending certain fundamental investment policies and restrictions.	☐	☐	☐

STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted on Proposal 3 as a group and would like to vote on each Item separately, please check the appropriate boxes below.

	3.A.I. Fundamental Policy Regarding Borrowing	☐	☐	☐

	3.A.II. Fundamental Policy Regarding Investments in any one Industry	☐	☐	☐

	3.A.III. Fundamental Policy Regarding Loans	☐	☐	☐

	3.A.IV. Fundamental Policy Regarding Senior Securities or Pledging its Assets	☐	☐	☐

	3.A.V. Fundamental Policy Regarding Buying or Selling of Commodities or Commodity Contracts	☐	☐	☐

	3.A.VI. Fundamental Policy Regarding Underwriting of Securities	☐	☐	☐

	3.A.VII. Fundamental Policy Regarding Diversification	☐	☐	☐

	3.B.I. Fundamental Policy Regarding Restricted Securities	☐	☐	☐

	3.B.II. Fundamental Policy Regarding Securities on Margin	☐	☐	☐

	3.B.III. Fundamental Policy Regarding Acquiring Securities of Other Investment Companies	☐	☐	☐

	3.B.IV. Fundamental Policy Regarding Warrants	☐	☐	☐

	3.B.V. Fundamental Policy Regarding Options	☐	☐	☐

	3.B.VI. Fundamental Policy Regarding Hedging and Derivative Transactions	☐	☐	☐

	3.B.VII. Fundamental Policy Regarding Foreign Securities	☐	☐	☐

3.C.I. Fundamental Policy Regarding Exercising Control	☐	☐	☐

3.C.III. Fundamental Policy Regarding Short Sales or Short Positions	☐	☐	☐

3.C.IV. Fundamental Policy Regarding Participation on a Joint or Joint and Several Basis	☐	☐	☐

3.C.V. Fundamental Policy Regarding Oil, Gas or Other Mineral Exploration or Development Programs	☐	☐	☐

3.C.VI. Fundamental Policy Regarding Officers and Directors of the Fund	☐	☐	☐

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Manning & Napier Fund, Inc.

Pro-Blend Conservative Term Series

PROXY TABULATOR
TO VOTE BY TELEPHONE

	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
	2)	Call 888-221-0697.
	3)	Follow the recorded instructions.

TO VOTE BY INTERNET

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

TO VOTE BY MAIL

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the reverse side.
	3)	Sign, date and return the Proxy card in the
envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MANNING & NAPIER FUND, INC.	TO BE HELD ON NOVEMBER 12, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MANNING & NAPIER FUND, INC. (the “Fund”) and each of its portfolios (the “Series”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Jodi L. Hedberg, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Series standing in the name of the undersigned at the Meeting, and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date: ______________________________, 2007

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Proposal 1. To elect members of the Board of Directors of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(01) B. Reuben Auspitz (02) Stephen B. Ashley (03) Peter L. Faber (04) Harris H. Rusitzky	☐	☐	☐

*	To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) below.

Proposal 2. To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each Item. If you vote on Proposal 3 as a group, the Series will record your votes as having been cast “For” or “Against” each applicable Item within Proposal 3 in accordance with your vote. Alternatively, you may vote separately “For” or “Against” each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific Items of Proposal 3, your vote on Proposal 3 as a group will control and will be recorded as your intended vote, except with respect to those specific Items for which you have voted separately, in which case your separate votes will control with respect to such Items and will be recorded as your intended vote.

		FOR	AGAINST	ABSTAIN

PROPOSAL 3.	To approve eliminating, reclassifying or amending certain fundamental investment policies and restrictions.	☐	☐	☐

STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted on Proposal 3 as a group and would like to vote on each Item separately, please check the appropriate boxes below.

	3.A.I. Fundamental Policy Regarding Borrowing	☐	☐	☐

	3.A.II. Fundamental Policy Regarding Investments in any one Industry	☐	☐	☐

	3.A.III. Fundamental Policy Regarding Loans	☐	☐	☐

	3.A.IV. Fundamental Policy Regarding Senior Securities or Pledging its Assets	☐	☐	☐

	3.A.V. Fundamental Policy Regarding Buying or Selling of Commodities or Commodity Contracts	☐	☐	☐

	3.A.VI. Fundamental Policy Regarding Underwriting of Securities	☐	☐	☐

	3.A.VII. Fundamental Policy Regarding Diversification	☐	☐	☐

	3.B.I. Fundamental Policy Regarding Restricted Securities	☐	☐	☐

	3.B.II. Fundamental Policy Regarding Securities on Margin	☐	☐	☐

	3.B.III. Fundamental Policy Regarding Acquiring Securities of Other Investment Companies	☐	☐	☐

	3.B.IV. Fundamental Policy Regarding Warrants	☐	☐	☐

	3.B.V. Fundamental Policy Regarding Options	☐	☐	☐

	3.B.VI. Fundamental Policy Regarding Hedging and Derivative Transactions	☐	☐	☐

	3.B.VII. Fundamental Policy Regarding Foreign Securities	☐	☐	☐

3.C.I. Fundamental Policy Regarding Exercising Control	☐	☐	☐

3.C.III. Fundamental Policy Regarding Short Sales or Short Positions	☐	☐	☐

3.C.IV. Fundamental Policy Regarding Participation on a Joint or Joint and Several Basis	☐	☐	☐

3.C.V. Fundamental Policy Regarding Oil, Gas or Other Mineral Exploration or Development Programs	☐	☐	☐

3.C.VI. Fundamental Policy Regarding Officers and Directors of the Fund	☐	☐	☐

3.C.VII. Fundamental Policy Regarding Investing in Companies with Less Than Three Years Continuous Operation	☐	☐	☐

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Manning & Napier Fund, Inc.

Pro-Blend Extended Term Series

PROXY TABULATOR
TO VOTE BY TELEPHONE

	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
	2)	Call 888-221-0697.
	3)	Follow the recorded instructions.

TO VOTE BY INTERNET

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

TO VOTE BY MAIL

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the reverse side.
	3)	Sign, date and return the Proxy card in the
envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MANNING & NAPIER FUND, INC.	TO BE HELD ON NOVEMBER 12, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MANNING & NAPIER FUND, INC. (the “Fund”) and each of its portfolios (the “Series”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Jodi L. Hedberg, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Series standing in the name of the undersigned at the Meeting, and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date: ______________________________, 2007

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Proposal 1. To elect members of the Board of Directors of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(01) B. Reuben Auspitz (02) Stephen B. Ashley (03) Peter L. Faber (04) Harris H. Rusitzky	☐	☐	☐

*	To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) below.

Proposal 2. To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each Item. If you vote on Proposal 3 as a group, the Series will record your votes as having been cast “For” or “Against” each applicable Item within Proposal 3 in accordance with your vote. Alternatively, you may vote separately “For” or “Against” each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific Items of Proposal 3, your vote on Proposal 3 as a group will control and will be recorded as your intended vote, except with respect to those specific Items for which you have voted separately, in which case your separate votes will control with respect to such Items and will be recorded as your intended vote.

		FOR	AGAINST	ABSTAIN

PROPOSAL 3.	To approve eliminating, reclassifying or amending certain fundamental investment policies and restrictions.	☐	☐	☐

STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted on Proposal 3 as a group and would like to vote on each Item separately, please check the appropriate boxes below.

	3.A.I. Fundamental Policy Regarding Borrowing	☐	☐	☐

	3.A.II. Fundamental Policy Regarding Investments in any one Industry	☐	☐	☐

	3.A.III. Fundamental Policy Regarding Loans	☐	☐	☐

	3.A.IV. Fundamental Policy Regarding Senior Securities or Pledging its Assets	☐	☐	☐

	3.A.V. Fundamental Policy Regarding Buying or Selling of Commodities or Commodity Contracts	☐	☐	☐

	3.A.VI. Fundamental Policy Regarding Underwriting of Securities	☐	☐	☐

	3.A.VII. Fundamental Policy Regarding Diversification	☐	☐	☐

	3.B.I. Fundamental Policy Regarding Restricted Securities	☐	☐	☐

	3.B.II. Fundamental Policy Regarding Securities on Margin	☐	☐	☐

	3.B.III. Fundamental Policy Regarding Acquiring Securities of Other Investment Companies	☐	☐	☐

	3.B.IV. Fundamental Policy Regarding Warrants	☐	☐	☐

	3.B.V. Fundamental Policy Regarding Options	☐	☐	☐

	3.B.VI. Fundamental Policy Regarding Hedging and Derivative Transactions	☐	☐	☐

	3.B.VII. Fundamental Policy Regarding Foreign Securities	☐	☐	☐

3.C.I. Fundamental Policy Regarding Exercising Control	☐	☐	☐

3.C.III. Fundamental Policy Regarding Short Sales or Short Positions	☐	☐	☐

3.C.IV. Fundamental Policy Regarding Participation on a Joint or Joint and Several Basis	☐	☐	☐

3.C.V. Fundamental Policy Regarding Oil, Gas or Other Mineral Exploration or Development Programs	☐	☐	☐

3.C.VI. Fundamental Policy Regarding Officers and Directors of the Fund	☐	☐	☐

3.C.VII. Fundamental Policy Regarding Investing in Companies with Less Than Three Years Continuous Operation	☐	☐	☐

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Manning & Napier Fund, Inc.

Pro-Blend Maximum Term Series

PROXY TABULATOR
TO VOTE BY TELEPHONE

	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
	2)	Call 888-221-0697.
	3)	Follow the recorded instructions.

TO VOTE BY INTERNET

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

TO VOTE BY MAIL

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the reverse side.
	3)	Sign, date and return the Proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MANNING & NAPIER FUND, INC.	TO BE HELD ON NOVEMBER 12, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MANNING & NAPIER FUND, INC. (the “Fund”) and each of its portfolios (the “Series”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Jodi L. Hedberg, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Series standing in the name of the undersigned at the Meeting, and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date: ______________________________, 2007

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Proposal 1. To elect members of the Board of Directors of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(01) B. Reuben Auspitz (02) Stephen B. Ashley (03) Peter L. Faber (04) Harris H. Rusitzky	☐	☐	☐

*	To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) below.

Proposal 2. To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each Item. If you vote on Proposal 3 as a group, the Series will record your votes as having been cast “For” or “Against” each applicable Item within Proposal 3 in accordance with your vote. Alternatively, you may vote separately “For” or “Against” each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific Items of Proposal 3, your vote on Proposal 3 as a group will control and will be recorded as your intended vote, except with respect to those specific Items for which you have voted separately, in which case your separate votes will control with respect to such Items and will be recorded as your intended vote.

		FOR	AGAINST	ABSTAIN

PROPOSAL 3.	To approve eliminating, reclassifying or amending certain fundamental investment policies and restrictions.	☐	☐	☐

STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted on Proposal 3 as a group and would like to vote on each Item separately, please check the appropriate boxes below.

	3.A.I. Fundamental Policy Regarding Borrowing	☐	☐	☐

	3.A.II. Fundamental Policy Regarding Investments in any one Industry	☐	☐	☐

	3.A.III. Fundamental Policy Regarding Loans	☐	☐	☐

	3.A.IV. Fundamental Policy Regarding Senior Securities or Pledging its Assets	☐	☐	☐

	3.A.V. Fundamental Policy Regarding Buying or Selling of Commodities or Commodity Contracts	☐	☐	☐

	3.A.VI. Fundamental Policy Regarding Underwriting of Securities	☐	☐	☐

	3.A.VII. Fundamental Policy Regarding Diversification	☐	☐	☐

	3.B.I. Fundamental Policy Regarding Restricted Securities	☐	☐	☐

	3.B.II. Fundamental Policy Regarding Securities on Margin	☐	☐	☐

	3.B.III. Fundamental Policy Regarding Acquiring Securities of Other Investment Companies	☐	☐	☐

	3.B.IV. Fundamental Policy Regarding Warrants	☐	☐	☐

	3.B.V. Fundamental Policy Regarding Options	☐	☐	☐

	3.B.VI. Fundamental Policy Regarding Hedging and Derivative Transactions	☐	☐	☐

	3.B.VII. Fundamental Policy Regarding Foreign Securities	☐	☐	☐

3.C.I. Fundamental Policy Regarding Exercising Control	☐	☐	☐

3.C.III. Fundamental Policy Regarding Short Sales or Short Positions	☐	☐	☐

3.C.IV. Fundamental Policy Regarding Participation on a Joint or Joint and Several Basis	☐	☐	☐

3.C.V. Fundamental Policy Regarding Oil, Gas or Other Mineral Exploration or Development Programs	☐	☐	☐

3.C.VI. Fundamental Policy Regarding Officers and Directors of the Fund	☐	☐	☐

3.C.VII. Fundamental Policy Regarding Investing in Companies with Less Than Three Years Continuous Operation	☐	☐	☐

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Manning & Napier Fund, Inc.

Pro-Blend Moderate Term Series

PROXY TABULATOR
TO VOTE BY TELEPHONE

	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
	2)	Call 888-221-0697.
	3)	Follow the recorded instructions.

TO VOTE BY INTERNET

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

TO VOTE BY MAIL

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the reverse side.
	3)	Sign, date and return the Proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MANNING & NAPIER FUND, INC.	TO BE HELD ON NOVEMBER 12, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MANNING & NAPIER FUND, INC. (the “Fund”) and each of its portfolios (the “Series”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Jodi L. Hedberg, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Series standing in the name of the undersigned at the Meeting, and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date: ______________________________, 2007

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Proposal 1. To elect members of the Board of Directors of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(01) B. Reuben Auspitz (02) Stephen B. Ashley (03) Peter L. Faber (04) Harris H. Rusitzky	☐	☐	☐

*	To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) below.

Proposal 2. To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each Item. If you vote on Proposal 3 as a group, the Series will record your votes as having been cast “For” or “Against” each applicable Item within Proposal 3 in accordance with your vote. Alternatively, you may vote separately “For” or “Against” each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific Items of Proposal 3, your vote on Proposal 3 as a group will control and will be recorded as your intended vote, except with respect to those specific Items for which you have voted separately, in which case your separate votes will control with respect to such Items and will be recorded as your intended vote.

		FOR	AGAINST	ABSTAIN

PROPOSAL 3.	To approve eliminating, reclassifying or amending certain fundamental investment policies and restrictions.	☐	☐	☐

STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted on Proposal 3 as a group and would like to vote on each Item separately, please check the appropriate boxes below.

	3.A.I. Fundamental Policy Regarding Borrowing	☐	☐	☐

	3.A.II. Fundamental Policy Regarding Investments in any one Industry	☐	☐	☐

	3.A.III. Fundamental Policy Regarding Loans	☐	☐	☐

	3.A.IV. Fundamental Policy Regarding Senior Securities or Pledging its Assets	☐	☐	☐

	3.A.V. Fundamental Policy Regarding Buying or Selling of Commodities or Commodity Contracts	☐	☐	☐

	3.A.VI. Fundamental Policy Regarding Underwriting of Securities	☐	☐	☐

	3.A.VII. Fundamental Policy Regarding Diversification	☐	☐	☐

	3.B.I. Fundamental Policy Regarding Restricted Securities	☐	☐	☐

	3.B.II. Fundamental Policy Regarding Securities on Margin	☐	☐	☐

	3.B.III. Fundamental Policy Regarding Acquiring Securities of Other Investment Companies	☐	☐	☐

	3.B.IV. Fundamental Policy Regarding Warrants	☐	☐	☐

	3.B.V. Fundamental Policy Regarding Options	☐	☐	☐

	3.B.VI. Fundamental Policy Regarding Hedging and Derivative Transactions	☐	☐	☐

	3.B.VII. Fundamental Policy Regarding Foreign Securities	☐	☐	☐

3.C.I. Fundamental Policy Regarding Exercising Control	☐	☐	☐

3.C.III. Fundamental Policy Regarding Short Sales or Short Positions	☐	☐	☐

3.C.IV. Fundamental Policy Regarding Participation on a Joint or Joint and Several Basis	☐	☐	☐

3.C.V. Fundamental Policy Regarding Oil, Gas or Other Mineral Exploration or Development Programs	☐	☐	☐

3.C.VI. Fundamental Policy Regarding Officers and Directors of the Fund	☐	☐	☐

3.C.VII. Fundamental Policy Regarding Investing in Companies with Less Than Three Years Continuous Operation	☐	☐	☐

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Manning & Napier Fund, Inc.

Small Cap Series

PROXY TABULATOR
TO VOTE BY TELEPHONE

	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
	2)	Call 888-221-0697.
	3)	Follow the recorded instructions.

TO VOTE BY INTERNET

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

TO VOTE BY MAIL

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the reverse side.
	3)	Sign, date and return the Proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MANNING & NAPIER FUND, INC.	TO BE HELD ON NOVEMBER 12, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MANNING & NAPIER FUND, INC. (the “Fund”) and each of its portfolios (the “Series”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Jodi L. Hedberg, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Series standing in the name of the undersigned at the Meeting, and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date: ______________________________, 2007

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Proposal 1. To elect members of the Board of Directors of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(01) B. Reuben Auspitz (02) Stephen B. Ashley (03) Peter L. Faber (04) Harris H. Rusitzky	☐	☐	☐

*	To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) below.

Proposal 2. To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each Item. If you vote on Proposal 3 as a group, the Series will record your votes as having been cast “For” or “Against” each applicable Item within Proposal 3 in accordance with your vote. Alternatively, you may vote separately “For” or “Against” each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific Items of Proposal 3, your vote on Proposal 3 as a group will control and will be recorded as your intended vote, except with respect to those specific Items for which you have voted separately, in which case your separate votes will control with respect to such Items and will be recorded as your intended vote.

		FOR	AGAINST	ABSTAIN

PROPOSAL 3.	To approve eliminating, reclassifying or amending certain fundamental investment policies and restrictions.	☐	☐	☐

STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted on Proposal 3 as a group and would like to vote on each Item separately, please check the appropriate boxes below.

	3.A.I. Fundamental Policy Regarding Borrowing	☐	☐	☐

	3.A.II. Fundamental Policy Regarding Investments in any one Industry	☐	☐	☐

	3.A.III. Fundamental Policy Regarding Loans	☐	☐	☐

	3.A.IV. Fundamental Policy Regarding Senior Securities or Pledging its Assets	☐	☐	☐

	3.A.V. Fundamental Policy Regarding Buying or Selling of Commodities or Commodity Contracts	☐	☐	☐

	3.A.VI. Fundamental Policy Regarding Underwriting of Securities	☐	☐	☐

	3.A.VII. Fundamental Policy Regarding Diversification	☐	☐	☐

	3.B.I. Fundamental Policy Regarding Restricted Securities	☐	☐	☐

	3.B.II. Fundamental Policy Regarding Securities on Margin	☐	☐	☐

	3.B.III. Fundamental Policy Regarding Acquiring Securities of Other Investment Companies	☐	☐	☐

	3.B.IV. Fundamental Policy Regarding Warrants	☐	☐	☐

	3.B.V. Fundamental Policy Regarding Options	☐	☐	☐

	3.B.VI. Fundamental Policy Regarding Hedging and Derivative Transactions	☐	☐	☐

	3.B.VII. Fundamental Policy Regarding Foreign Securities	☐	☐	☐

3.C.I. Fundamental Policy Regarding Exercising Control	☐	☐	☐

3.C.III. Fundamental Policy Regarding Short Sales or Short Positions	☐	☐	☐

3.C.IV. Fundamental Policy Regarding Participation on a Joint or Joint and Several Basis	☐	☐	☐

3.C.V. Fundamental Policy Regarding Oil, Gas or Other Mineral Exploration or Development Programs	☐	☐	☐

3.C.VI. Fundamental Policy Regarding Officers and Directors of the Fund	☐	☐	☐

3.C.VII. Fundamental Policy Regarding Investing in Companies with Less Than Three Years Continuous Operation	☐	☐	☐

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Manning & Napier Fund, Inc.

Tax Managed Series

PROXY TABULATOR
TO VOTE BY TELEPHONE

	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
	2)	Call 888-221-0697.
	3)	Follow the recorded instructions.

TO VOTE BY INTERNET

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

TO VOTE BY MAIL

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the reverse
side.
	3)	Sign, date and return the Proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MANNING & NAPIER FUND, INC.	TO BE HELD ON NOVEMBER 12, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MANNING & NAPIER FUND, INC. (the “Fund”) and each of its portfolios (the “Series”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Jodi L. Hedberg, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Series standing in the name of the undersigned at the Meeting, and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date: ______________________________, 2007

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Proposal 1. To elect members of the Board of Directors of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(01) B. Reuben Auspitz (02) Stephen B. Ashley (03) Peter L. Faber (04) Harris H. Rusitzky	☐	☐	☐

*	To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) below.

Proposal 2. To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each Item. If you vote on Proposal 3 as a group, the Series will record your votes as having been cast “For” or “Against” each applicable Item within Proposal 3 in accordance with your vote. Alternatively, you may vote separately “For” or “Against” each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific Items of Proposal 3, your vote on Proposal 3 as a group will control and will be recorded as your intended vote, except with respect to those specific Items for which you have voted separately, in which case your separate votes will control with respect to such Items and will be recorded as your intended vote.

		FOR	AGAINST	ABSTAIN

PROPOSAL 3.	To approve eliminating, reclassifying or amending certain fundamental investment policies and restrictions.	☐	☐	☐

STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted on Proposal 3 as a group and would like to vote on each Item separately, please check the appropriate boxes below.

	3.A.I. Fundamental Policy Regarding Borrowing	☐	☐	☐

	3.A.II. Fundamental Policy Regarding Investments in any one Industry	☐	☐	☐

	3.A.III. Fundamental Policy Regarding Loans	☐	☐	☐

	3.A.IV. Fundamental Policy Regarding Senior Securities or Pledging its Assets	☐	☐	☐

	3.A.V. Fundamental Policy Regarding Buying or Selling of Commodities or Commodity Contracts	☐	☐	☐

	3.A.VI. Fundamental Policy Regarding Underwriting of Securities	☐	☐	☐

	3.A.VII. Fundamental Policy Regarding Diversification	☐	☐	☐

	3.B.I. Fundamental Policy Regarding Restricted Securities	☐	☐	☐

	3.B.II. Fundamental Policy Regarding Securities on Margin	☐	☐	☐

	3.B.III. Fundamental Policy Regarding Acquiring Securities of Other Investment Companies	☐	☐	☐

	3.B.IV. Fundamental Policy Regarding Warrants	☐	☐	☐

	3.B.V. Fundamental Policy Regarding Options	☐	☐	☐

	3.B.VI. Fundamental Policy Regarding Hedging and Derivative Transactions	☐	☐	☐

	3.B.VII. Fundamental Policy Regarding Foreign Securities	☐	☐	☐

3.C.I. Fundamental Policy Regarding Exercising Control	☐	☐	☐

3.C.III. Fundamental Policy Regarding Short Sales or Short Positions	☐	☐	☐

3.C.IV. Fundamental Policy Regarding Participation on a Joint or Joint and Several Basis	☐	☐	☐

3.C.V. Fundamental Policy Regarding Oil, Gas or Other Mineral Exploration or Development Programs	☐	☐	☐

3.C.VI. Fundamental Policy Regarding Officers and Directors of the Fund	☐	☐	☐

3.C.VII. Fundamental Policy Regarding Investing in Companies with Less Than Three Years Continuous Operation	☐	☐	☐

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Manning & Napier Fund, Inc.

Technology Series

PROXY TABULATOR
TO VOTE BY TELEPHONE

	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
	2)	Call 888-221-0697.
	3)	Follow the recorded instructions.

TO VOTE BY INTERNET

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

TO VOTE BY MAIL

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the reverse side.
	3)	Sign, date and return the Proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MANNING & NAPIER FUND, INC.	TO BE HELD ON NOVEMBER 12, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MANNING & NAPIER FUND, INC. (the “Fund”) and each of its portfolios (the “Series”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Jodi L. Hedberg, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Series standing in the name of the undersigned at the Meeting, and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date: ______________________________, 2007

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Proposal 1. To elect members of the Board of Directors of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(01) B. Reuben Auspitz (02) Stephen B. Ashley (03) Peter L. Faber (04) Harris H. Rusitzky	☐	☐	☐

*	To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) below.

Proposal 2. To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each Item. If you vote on Proposal 3 as a group, the Series will record your votes as having been cast “For” or “Against” each applicable Item within Proposal 3 in accordance with your vote. Alternatively, you may vote separately “For” or “Against” each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific Items of Proposal 3, your vote on Proposal 3 as a group will control and will be recorded as your intended vote, except with respect to those specific Items for which you have voted separately, in which case your separate votes will control with respect to such Items and will be recorded as your intended vote.

		FOR	AGAINST	ABSTAIN

PROPOSAL 3.	To approve eliminating, reclassifying or amending certain fundamental investment policies and restrictions.	☐	☐	☐

STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted on Proposal 3 as a group and would like to vote on each Item separately, please check the appropriate boxes below.

	3.A.I. Fundamental Policy Regarding Borrowing	☐	☐	☐

	3.A.II. Fundamental Policy Regarding Investments in any one Industry	☐	☐	☐

	3.A.III. Fundamental Policy Regarding Loans	☐	☐	☐

	3.A.IV. Fundamental Policy Regarding Senior Securities or Pledging its Assets	☐	☐	☐

	3.A.V. Fundamental Policy Regarding Buying or Selling of Commodities or Commodity Contracts	☐	☐	☐

	3.A.VI. Fundamental Policy Regarding Underwriting of Securities	☐	☐	☐

	3.B.I. Fundamental Policy Regarding Restricted Securities	☐	☐	☐

	3.B.II. Fundamental Policy Regarding Securities on Margin	☐	☐	☐

	3.B.III. Fundamental Policy Regarding Acquiring Securities of Other Investment Companies	☐	☐	☐

	3.B.IV. Fundamental Policy Regarding Warrants	☐	☐	☐

	3.B.V. Fundamental Policy Regarding Options	☐	☐	☐

	3.B.VI. Fundamental Policy Regarding Hedging and Derivative Transactions	☐	☐	☐

	3.B.VII. Fundamental Policy Regarding Foreign Securities	☐	☐	☐

	3.C.I. Fundamental Policy Regarding Exercising Control	☐	☐	☐

3.C.II. Fundamental Policy Regarding Investment in any One Issuer	☐	☐	☐

3.C.III. Fundamental Policy Regarding Short Sales or Short Positions	☐	☐	☐

3.C.IV. Fundamental Policy Regarding Participation on a Joint or Joint and Several Basis	☐	☐	☐

3.C.V. Fundamental Policy Regarding Oil, Gas or Other Mineral Exploration or Development Programs	☐	☐	☐

3.C.VI. Fundamental Policy Regarding Officers and Directors of the Fund	☐	☐	☐

3.C.VII. Fundamental Policy Regarding Investing in Companies with Less Than Three Years Continuous Operation	☐	☐	☐

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Manning & Napier Fund, Inc.

World Opportunities Series

PROXY TABULATOR

TO VOTE BY TELEPHONE

	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
	2)	Call 888-221-0697.
	3)	Follow the recorded instructions.

TO VOTE BY INTERNET

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

TO VOTE BY MAIL

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the reverse side.
	3)	Sign, date and return the Proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MANNING & NAPIER FUND, INC.	TO BE HELD ON NOVEMBER 12, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MANNING & NAPIER FUND, INC. (the “Fund”) and each of its portfolios (the “Series”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on November 12, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors.

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Jodi L. Hedberg, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Series standing in the name of the undersigned at the Meeting, and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date: ______________________________, 2007

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Proposal 1. To elect members of the Board of Directors of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(01) B. Reuben Auspitz (02) Stephen B. Ashley (03) Peter L. Faber (04) Harris H. Rusitzky	☐	☐	☐

*	To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) below.

Proposal 2. To approve the Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each Item. If you vote on Proposal 3 as a group, the Series will record your votes as having been cast “For” or “Against” each applicable Item within Proposal 3 in accordance with your vote. Alternatively, you may vote separately “For” or “Against” each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific Items of Proposal 3, your vote on Proposal 3 as a group will control and will be recorded as your intended vote, except with respect to those specific Items for which you have voted separately, in which case your separate votes will control with respect to such Items and will be recorded as your intended vote.

		FOR	AGAINST	ABSTAIN

PROPOSAL 3.	To approve eliminating, reclassifying or amending certain fundamental investment policies and restrictions.	☐	☐	☐

STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted on Proposal 3 as a group and would like to vote on each Item separately, please check the appropriate boxes below.

	3.A.I. Fundamental Policy Regarding Borrowing	☐	☐	☐

	3.A.II. Fundamental Policy Regarding Investments in any one Industry	☐	☐	☐

	3.A.III. Fundamental Policy Regarding Loans	☐	☐	☐

	3.A.IV. Fundamental Policy Regarding Senior Securities or Pledging its Assets	☐	☐	☐

	3.A.V. Fundamental Policy Regarding Buying or Selling of Commodities or Commodity Contracts	☐	☐	☐

	3.A.VI. Fundamental Policy Regarding Underwriting of Securities	☐	☐	☐

	3.A.VII. Fundamental Policy Regarding Diversification	☐	☐	☐

	3.B.I. Fundamental Policy Regarding Restricted Securities	☐	☐	☐

	3.B.II. Fundamental Policy Regarding Securities on Margin	☐	☐	☐

	3.B.III. Fundamental Policy Regarding Acquiring Securities of Other Investment Companies	☐	☐	☐

	3.B.IV. Fundamental Policy Regarding Warrants	☐	☐	☐

	3.B.V. Fundamental Policy Regarding Options	☐	☐	☐

	3.B.VI. Fundamental Policy Regarding Hedging and Derivative Transactions	☐	☐	☐

	3.B.VII. Fundamental Policy Regarding Foreign Securities	☐	☐	☐

3.C.I. Fundamental Policy Regarding Exercising Control	☐	☐	☐

3.C.III. Fundamental Policy Regarding Short Sales or Short Positions	☐	☐	☐

3.C.IV. Fundamental Policy Regarding Participation on a Joint or Joint and Several Basis	☐	☐	☐

3.C.V. Fundamental Policy Regarding Oil, Gas or Other Mineral Exploration or Development Programs	☐	☐	☐

3.C.VI. Fundamental Policy Regarding Officers and Directors of the Fund	☐	☐	☐

3.C.VII. Fundamental Policy Regarding Investing in Companies with Less Than Three Years Continuous Operation	☐	☐	☐

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.